UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Mid-America Apartment Communities, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

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PROXY STATEMENT

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

2020 ANNUAL MEETING OF SHAREHOLDERS

Tuesday, May 19, 2020

12:30 p.m. local time

MAA Corporate Headquarters

5th Floor

6815 Poplar Avenue, Suite 500

Germantown, Tennessee 38138

MID-AMERICA APARTMENT COMMUNITIES, INC.

April 7, 2020 TO MY FELLOW SHAREHOLDERS

I am pleased to invite you to attend the 2020 Annual Meeting of Shareholders of Mid-America Apartment Communities, Inc. The meeting will be held at 12:30 p.m., local time, on Tuesday, May 19, 2020, at our corporate headquarters located at 6815 Poplar Avenue, Suite 500, Germantown, Tennessee 38138. The Notice of Annual Meeting of Shareholders and Proxy Statement, both of which accompany this letter, provide details regarding the business to be conducted at the meeting, as well as other important information about us.

If you are one of our long-term shareholders, you may have noticed that MAA has changed to the Notice and Access delivery format allowed under the Securities and Exchange Commission rules to distribute meeting materials this year. Under this delivery method, unless a prior shareholder request required otherwise, we mailed or electronically delivered a Notice of Internet Availability of Proxy Materials to eligible shareholders, which provided instructions on how to electronically access the materials related to the Annual Meeting of Shareholders rather than shipping and mailing hard copies. We believe this delivery format will

1)	help us to reduce the printing and postage expenses associated with our annual meetings,
2)	provide you with additional time to review materials by making them available sooner, and
3)	reduce our environmental impact by minimizing our paper and ink usage as well as the energy and fuel required to print and ship bulk materials.

Of course, if you received a Notice of Internet Availability of Proxy Materials you still have the option to request hard copies, but we encourage all of our shareholders to not only review the materials online but to also sign up for electronic delivery of future notices to further reduce our collective impact on the environment.

We’ve included some information on our journey to formalize and enhance our sustainability efforts in the accompanying Proxy Statement and we invite you to visit https://www.maac.com/about-us/sustainability/ to learn more about our thoughts on sustainability and review our inaugural sustainability report to be issued later this year.

Whether or not you plan to attend the 2020 Annual Meeting of Shareholders in person, I encourage you to vote in advance of the meeting. Please review the instructions in How to Vote in the accompanying Proxy Statement to ensure that your shares will be represented and voted. Your vote is important. Along with the other members of the Board of Directors and management, I look forward to greeting you at the meeting if you are able to attend. Thank you for your support.

Sincerely,

H. Eric Bolton, Jr. Chairman of the Board of Directors and Chief Executive Officer

We intend to hold our annual meeting in person. However, we are actively monitoring coronavirus (COVID-19) developments in relation to the health and safety of our shareholders and associates, including protocols that federal, state, and local governments may impose. In the event it is not possible or advisable to hold our annual meeting in person, we will announce alternative arrangements for the meeting, which may include holding the meeting solely by means of remote communication, as promptly as practicable. We will file a Form 8-K with the SEC to announce any alternative arrangements. If you are planning to attend our meeting, please check our website at http://ir.maac.com/ one week prior to the meeting for updated information.

TABLE OF CONTENTS

		INTRODUCTION	1	References And Abbreviations
			2	NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
			3	PROXY STATEMENT HIGHLIGHTS
			3	PROPOSAL 1: Election Of Directors
			5	PROPOSAL 2: Executive Compensation
			8	PROPOSAL 3: Independent Registered Public Accounting Firm

1
PROPOSAL		ELECTION OF DIRECTORS	9	PROPOSAL 1: ELECTION OF DIRECTORS
			9	The Board’s Role And Responsibilities
			13	Board Structure
			16	Board Governance
			20	Process For Identifying And Selecting Director Nominees
			22	Director Nominees For Election
			29	Director Compensation

Don’t miss our discussion on ESG - page 11

2
PROPOSAL		EXECUTIVE COMPENSATION	32	PROPOSAL 2: EXECUTIVE COMPENSATION
			32	Executive Officers Of The Registrant
			33	COMPENSATION DISCUSSION AND ANALYSIS
			33	Table Of Contents For Compensation Discussion And Analysis
			34	Total Direct Compensation Approach
			40	Program Structure and Governance
			46	2019 Direct Executive Compensation
			52	Conclusion
			52	Compensation Committee Report
			53	Executive Compensation Tables
			61	CEO Pay Ratio

3
PROPOSAL		INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	63	PROPOSAL 3: INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
			63	Audit And Non-Audit Fees
			64	Audit Committee Policies
			65	Other Practices
			66	Audit Committee Report

		SECURITY OWNERSHIP	67	Security Ownership Of Certain Beneficial Owners
			67	Security Ownership Of Management
			69	Securities Authorized For Issuance Under Equity Compensation Plans

		GENERAL INFORMATION	69	Meeting Information
			72	Voting Information
			74	Non-GAAP Financial Measures
			75	Other Matters

Don’t miss Requirements to Attend the Annual Meeting in Person - page 69
Don’t miss How to Vote - page 73

REFERENCES AND ABBREVIATIONS

For your reference, the below listing provides the definitions of various references and abbreviations used throughout the following Proxy Statement.

MEETING AND MATERIALS
Annual Meeting	2020 Annual Meeting of Shareholders of Mid-America Apartment Communities, Inc.
Annual Meeting Notice	Notice of 2020 Annual Meeting of Shareholders
Annual Report	Annual Report to Shareholders for the Year Ended December 31, 2019
Beneficial Shareholder	A Beneficial Shareholder is a shareholder whose shares are held by a bank, brokerage firm or other nominee. Such shares are often referred to as being held in Street Name.
MAA, we, us, our	Mid-America Apartment Communities, Inc.
Notice of Internet Availability	Notice Regarding Internet Availability of Proxy Materials
Proxy Statement	This Proxy Statement
Shareholder of Record or Registered Shareholder	A Shareholder of Record, also referred to as a Registered Shareholder, is a shareholder who owns their shares directly through MAA’s transfer agent, Broadridge Corporate Issuer Solutions, Inc.

EXECUTIVE AND DIRECTOR COMPENSATION (1)
AIP	Annual Incentive Plan
Director Deferred Compensation Plan	Non-Qualified Deferred Compensation Plan for Outside Company Directors
Executive Deferred Compensation Plan	Non-Qualified Executive Deferred Compensation Plan
FAD	Funds Available for Distribution
FFO	Funds From Operations
FFO per Share	Funds From Operations per Diluted Common Share and Unit
GOI	Gross Operating Income
LTIP	Long-Term Incentive Program
NEO	Named Executive Officer
NOI	Net Operating Income
Pearl Meyer	Pearl Meyer & Partners, LLC
TSR	Total Shareholder Return

ACCOUNTING AND AUDITING
ASC	Accounting Standards Codification
FASB	Financial Accounting Standards Board
GAAP	Generally Accepted Accounting Principles

GENERAL AND COMMON ABBREVIATIONS
Board	Board of Directors of Mid-America Apartment Communities, Inc.
CEO	Chief Executive Officer
CFO	Chief Financial Officer
COO	Chief Operating Officer
ESG	Environmental, Social and Governance
EVP	Executive Vice President
GC	General Counsel
GRESB	Global Real Estate Sustainability Benchmark
NYSE	New York Stock Exchange
REIT	Real Estate Investment Trust
SEC	Securities and Exchange Commission

(1)	A reconciliation of non-GAAP financial measures to the most comparable GAAP measure can be found on page 75.

2020 PROXY STATEMENT	1

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

ITEMS OF BUSINESS
VOTING PROPOSALS	BOARD RECOMMENDATION
Proposal 1 Elect the 12 director nominees named in the Proxy Statement to serve until the 2021 Annual Meeting of Shareholders, and until their successors have been duly elected and qualified.	✓ FOR Each Nominee
Proposal 2 Advisory (non-binding) vote to approve NEO compensation.	✓ FOR
Proposal 3 Ratify Ernst & Young LLP as MAA’s independent registered public accounting firm for 2020.	✓ FOR
Shareholders will also consider any other business as may properly come before the meeting or any adjournment or postponement thereof.

ANNUAL MEETING ADMISSION

To attend the Annual Meeting in person, you must:
1.	Be a shareholder (or authorized proxy thereof) of MAA common stock as of the close of business on March 13, 2020, the record date.
2.	Register in advance for an admission ticket by May 14, 2020:
	HAVE YOUR	16-digit control number ready (printed on proxy card or voter instruction form)
	GO TO	www.ProxyVote.com
	LOOK FOR	“Register for Meeting”
3.	Bring your admission ticket, valid photo identification, and required legal proxy documentation (if applicable), to the Annual Meeting.

Your vote is very important. PLEASE VOTE YOUR SHARES in advance regardless of whether or not you plan to attend the Annual Meeting.

By Order of the Board of Directors,

Leslie B.C. Wolfgang
Senior Vice President, Chief Ethics and Compliance Officer, and Corporate Secretary

April 7, 2020

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR MAA’S ANNUAL MEETING TO BE HELD ON MAY 19, 2020
The following materials are available at http://materials.ProxyVote.com/59522J

⌂ Notice of the Annual Meeting of Shareholders to be held on May 19, 2020

⌂ 2020 Proxy Statement

⌂ Annual Report to Shareholders for fiscal year ended December 31, 2019

A Notice Regarding the Internet Availability of Proxy Materials or the proxy statement, form of proxy and accompanying materials are first being sent to shareholders on or about April 7, 2020.

LOGISTICS

DATE AND TIME
Tuesday, May 19, 2020
12:30 p.m. local time

PLACE
MAA Corporate Headquarters
6815 Poplar Avenue, Suite 500
Germantown, Tennessee 38138

WHO CAN VOTE
Shareholders of record at the close of business on Friday, March 13, 2020, the record date, are entitled to receive this notice and vote.

HOW TO VOTE

MOST SHAREHOLDERS may vote in any of the following ways:

ONLINE
www.ProxyVote.com

BY PHONE
800-690-6903

BY MAIL
Complete, sign, date and return a valid Proxy Card or Voter Instruction Form in the postage-paid envelope provided

IN PERSON
Vote in person with a ticket obtained from registering in advance, a valid photo identification and legal proxy or authorization letter (if applicable)

If you are a BENEFICIAL SHAREHOLDER and are unable to vote following the above instructions, follow the instructions as provided by your bank or broker on your Voter Instruction Form to direct the voting of your shares.
See page 73 for additional information on how to vote and page 69 for requirements to attend the Annual Meeting in person.

2020 PROXY STATEMENT	2

PROXY STATEMENT HIGHLIGHTS

PROPOSAL 1	ELECT THE 12 DIRECTOR NOMINEES NAMED IN THE PROXY STATEMENT TO SERVE UNTIL THE 2021 ANNUAL MEETING OF SHAREHOLDERS.	BOARD RECOMMENDATION FOR

DIRECTOR NOMINEES
A = Audit, C = Compensation, NCG = Nominating and Corporate Governance, REI = Real Estate Investment									OTHER
				COMMITTEES					PUBLIC
	AGE	GENDER	TENURE	A	C	NCG	REI	POSITION	BOARDS
H. Eric Bolton, Jr. Chairman	63	M	1997				⌂ CHAIR	CEO of MAA	1
Russell R. French INDEPENDENT SEC Financial Expert	74	M	2016	⌂				Special Limited Partner of Moseley & Co. VI, LLC and Class B Partner of Moseley & Co. VII, LLC and Moseley & Co. SBIC, LLC	None
Alan B. Graf, Jr. LEAD INDEPENDENT SEC Financial Expert	66	M	2002	⌂ CHAIR				EVP and CFO of FedEx Corporation (1)	1 See page 24
Toni Jennings INDEPENDENT	71	F	2016		⌂	⌂		Chairman of Jack Jennings & Sons, Inc.	2
James K. Lowder INDEPENDENT	70	M	2013			⌂	⌂	Chairman and President of The Colonial Company	None
Thomas H. Lowder INDEPENDENT	70	M	2013		⌂		⌂	Past Chairman and CEO of Colonial Properties Trust	None
Monica McGurk INDEPENDENT	50	F	2016		⌂	⌂		Chief Growth Officer of Kellogg Company	None
Claude B. Nielsen INDEPENDENT	69	M	2013		⌂	⌂ CHAIR		Chairman and Past CEO of Coca-Cola Bottling Company United, Inc.	None
Philip W. Norwood INDEPENDENT	72	M	2007		⌂ CHAIR		⌂	Past President and CEO of Faison Enterprises, Inc.	None
W. Reid Sanders INDEPENDENT	70	M	2010	⌂				President of Sanders Properties, LLC	2
Gary Shorb INDEPENDENT	69	M	2012	⌂		⌂		Executive Director of the Urban Child Institute, Past President and CEO of Methodist Le Bonheur Healthcare	None
David P. Stockert NON-MANAGEMENT	58	M	2016				⌂	Past CEO of Post Properties, Inc.	1

(1)	On March 9, 2020, FedEx Corporation announced that Mr. Graf will retire effective December 31, 2020. See page 24 for additional information.

See pages 22-29 for more information.

DIVERSITY

The Board believes that diversity in personal attributes such as gender, race, ethnicity and age, among other factors, is important to ensure the broadest range of ideas and perspectives are contributed to Board discussions and to represent our associates, residents and investors. As such, the Board is committed to actively pursuing qualified candidates that will add diversity in these areas. The Board has directed the Nominating and Corporate Governance Committee to make diversity of race or ethnicity a key criteria for the next director addition to the Board.

See pages 14 and 21-22 for more information.

2020 PROXY STATEMENT	3

PROXY STATEMENT HIGHLIGHTS	PROPOSAL 1: ELECTION OF DIRECTORS

KEY EXPERIENCE, QUALIFICATIONS AND SKILLS

The Board believes that experience or expertise in the following areas is particularly relevant to MAA’s business and structure and should be possessed by one or more members of the Board. These factors, along with others, were considered in selecting the nominees for election.

Real Estate Industry – Investment	6	Nominees	⌂⌂⌂⌂⌂⌂
Real Estate Industry – Development/Construction	6	Nominees	⌂⌂⌂⌂⌂⌂
Public Company Platforms	10	Nominees	⌂⌂⌂⌂⌂⌂⌂⌂⌂⌂
Financial Literacy	9	Nominees	⌂⌂⌂⌂⌂⌂⌂⌂⌂
Capital Markets	9	Nominees	⌂⌂⌂⌂⌂⌂⌂⌂⌂
Strategic Planning and Oversight	12	Nominees	⌂⌂⌂⌂⌂⌂⌂⌂⌂⌂⌂⌂
Risk Oversight	9	Nominees	⌂⌂⌂⌂⌂⌂⌂⌂⌂
Organization Leadership	12	Nominees	⌂⌂⌂⌂⌂⌂⌂⌂⌂⌂⌂⌂
Corporate Governance	10	Nominees	⌂⌂⌂⌂⌂⌂⌂⌂⌂⌂

See pages 21-29 for more information.

CORPORATE GOVERNANCE

BOARD PRACTICES

■      Lead Independent Director

■      100% Independent Audit, Compensation and Nominating and Corporate Governance Committees

■      Annual Board and committee evaluations

■      Regular executive sessions of independent and non-management directors

■      Required retirement (not eligible for nomination at age 75)

■      Director, CEO and NEO equity ownership requirements

■      Prohibition against hedging or pledging equity

■      Reimbursement of director education events

■      Ability for shareholders and other interested parties to communicate directly with Board

■      Accountable for public Code of Conduct

■      Public Corporate Governance Guidelines

■      Board authority to retain external advisors

■      Regular director, CEO and executive succession planning

SHAREHOLDERS RIGHTS

■      Annual elections of all directors

■      Majority voting in uncontested elections with resignation policy

■      Bylaws include shareholder proxy access rights

■      Annual Say on Pay advisory vote

■      Shareholder rights to call special meetings (10% aggregate ownership)

■      No shareholder rights plan (poison pill)

■      Long standing active shareholder engagement with over 400 formal interactions in 2019 representing nearly 2/3rds of outstanding shares

See pages 13-21 for more information.

ESG

Ensuring the long-term success of MAA for our shareholders requires a long-term approach in all that we do. With the support and oversight of our Board, we are on a journey to formalize and enhance our ESG efforts. In 2019, we completed our first GRESB assessment to help assess and benchmark our ESG performance and provide a baseline for our inaugural sustainability report. In 2020, we will publish our inaugural sustainability report to include quantitative disclosure of key performance metrics related to our emissions, energy and water usages, and waste generation, including absolute and normalized scope 1 and 2 greenhouse gas emissions as well as our plans for progressive improvement.

OPEN ARMS FOUNDATION	Learn more at https://www.maac.com/about-us/open-arms-foundation/
Open Arms is MAA’s corporate charity and the heart of MAA’s service culture. Through Open Arms, we provide housing close to medical facilities for individuals who have to travel away from their home for long-term medical care. MAA donates two-bedroom apartments and our associates volunteer their time (both during and outside of work hours) to run the charity and raise additional funds to fully furnish the units and pay all of the utilities. Open Arms relieves the financial burden of long-term lodging near specialized medical facilities by doing what we do best, creating homes where family, friends and even pets can be together.

		2019
	Apartments Donated	53 homes in 13 states
	Families Helped	126
	Nights of Rest Provided	15,441
	MAA Rent Concessions	$ 594,104
	Associate Fundraisers/Donations	$ 726,085

See pages 11-12 for more information.

2020 PROXY STATEMENT	4

PROXY STATEMENT HIGHLIGHTS	PROPOSAL 2: EXECUTIVE COMPENSATION

PROPOSAL 2	ADVISORY (NON-BINDING) VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION.	BOARD RECOMMENDATION FOR

EXECUTIVE COMPENSATION PHILOSOPHY

The Compensation Committee believes that the compensation programs for our executive officers should balance the following objectives.

■ Attract and retain highly qualified executives
■ Not overpay compared to industry peers
■ Not incentivize undue risk
■ Be fair and equitable
■ Reflect individual responsibilities and qualifications
■ Be quantifiable
■ Align with our culture
■ Align with business strategy and key strategic objectives
■ Align with overall MAA performance
■ Balance annual and long-term strategic goals
■ Reward superior performance
■ Align executive interests with shareholders
■ Reward for creating long-term shareholder value
■ Be sustainable
■ Be supported by shareholders

See page 34 for more information.

OTHER CONSIDERATIONS AND SAY ON PAY

In addition to the concepts represented in our executive compensation philosophy, the Compensation Committee considers various other factors when determining executive compensation, including:

■     Labor market conditions,

■     Personal development,

■     Quality of internal working relationships, leadership and human capital development,

■     Ability to assume increased responsibilities, and

■     Results of our shareholders’ input on executive compensation.

94.3% APPROVAL FOR Say on Pay In 2019	Annual Say on Pay Shareholder Vote APPROVED EVERY YEAR Since Introduced in 2011	Say on Pay Average Approval Rate Since 2011 96%

See pages 35 and 39 for more information.

EXECUTIVE COMPENSATION PRACTICES

WHAT WE DO	WHAT WE DON’T DO

✓  Align pay with performance

✓  Mitigate undue risk in compensation programs

✓  Include vesting periods on share awards

✓  Require compliance with NEO share ownership guidelines

✓  Require compliance with NEO share holding period policy

✓  Utilize an independent compensation consultant who provides no other services to MAA

✓  Cap award payouts

✓  Maintain clawback policy allowing for recoupment of performance-based incentive compensation in certain circumstances

✓  Conduct an annual compensation program risk assessment

NO Dividends ordividend equivalents on unearned performance shares

NO Repricing underwater stock options

NO Exchanges of underwater stock options for cash

NO Multi-year guaranteed bonuses

NO Inclusion of the value of equity awards in severance calculations

NO Evergreen provisions in equity plans

NO Tax “gross ups” for excess parachute payments

NO “Single trigger” employment or change in control agreements

NO  Overlapping performance metrics among annual and long-term incentive plans for NEOs

See pages 37-39 for more information.

2020 PROXY STATEMENT	5

PROXY STATEMENT HIGHLIGHTS	PROPOSAL 2: EXECUTIVE COMPENSATION

2019 MAA PERFORMANCE

IN 2019, MAA:

■   Increased same store portfolio revenues by 3.4% over 2018 while holding same store expense growth to 2.9%,

■   Acquired one multifamily community consisting of 271 units and entered into two pre-purchase development deals for an additional 609 units expected to be delivered during 2021,

■   Redeveloped 8,329 units at an average cost of $5,876 per unit, achieving average rental rate increases of approximately 9.8% above non-renovated units,

■   Invested $113 million in our development pipeline, starting construction on three new projects and one expansion project to an existing multifamily community and completing the development of two expansion projects to existing multifamily communities, ending the year with five developments under construction for a total of 1,499 units,

■   Issued $300 million of 3.950% senior unsecured notes due in 2029 at an issue price of 99.720% with an additional $250 million of 3.950% senior unsecured notes due in 2029 with a reoffer yield of 2.985%, and $300 million of 2.750% senior unsecured notes due in 2030 through our primary operating partnership,

■   Ended the year with total debt to adjusted total assets (as defined in the covenants for the bonds issued by our primary operating partnership) of 31.4%, compared to 32.6% as of December 31, 2018,

■  Ended the year with total debt outstanding of $4.5 billion at an average effective interest rate of 3.8%, with 98.4% fixed or hedged against rising interest rates for an average of 7.6 years and 90.2% of our total NOI unencumbered, and

 ■   Completed our first GRESB assessment to help assess and benchmark our ESG performance and provide a baseline for our inaugural sustainability report to be issued in 2020.

See pages 46-47 for more information.

TOTAL SHAREHOLDER RETURN

ANNUALIZED 2017 LTIP THREE YEAR TSR (1)

(1)   In order to eliminate the impact of the volatility generated by the price fluctuations of any one market day, the calculations for the three year TSR returns for MAA and the SNL U.S. REIT Multifamily Index under the 2017 LTIP utilizes the average of the closing stock prices in December 2016 and December 2019 as the beginning and ending stock prices for the annualized return calculations.

See page 48 for more information.

DIVIDENDS

In 2019, MAA returned nearly $437 MILLION in dividends to common shareholders	In 2019, MAA declared its 104th COMMON QUARTERLY DIVIDEND PAYMENT	MAA has NEVER SUSPENDED NOR REDUCED our common dividend

ANNUAL DIVIDEND PAID PER COMMON SHARE

See page 48 for more information.

2020 PROXY STATEMENT	6

PROXY STATEMENT HIGHLIGHTS	PROPOSAL 2: EXECUTIVE COMPENSATION

2019 EXECUTIVE TOTAL DIRECT COMPENSATION

The Compensation Committee strives to find the appropriate balance of compensation elements to provide a fixed base of cash compensation to attract talented executives (Salary), incent executives to achieve key business results and reward executives for their individual contributions to those results (AIP) and to tie executives’ interests to the long-term interests of our shareholders (LTIP). The mix of these elements established for the 2019 compensation packages of our executive officers is indicated below.

TOTAL 2019 DIRECT COMPENSATION TARGET PAY MIX

See page 44-46 for more information.

2019 DIRECT COMPENSATION REALIZED

Compensation realized by NEOs during 2019 related to their respective 2019 compensation packages:

					2019 LTIP		TOTAL COMPENSATION REALIZED IN 2019 FROM 2019 COMPENSATION PLANS
		2019 AIP			Shares Of Restricted Stock Earned (1)	At Risk Target Realizable in Future Years (2)		Shares of
		Amount	Percent of Opportunity					Restricted
	SALARY	Earned	Target	Maximum			Cash	Stock (1)
H. Eric Bolton, Jr.	$ 812,500	$2,157,100	151%	100%	20,908	16,067	$2,969,600	20,908
CEO
Thomas L. Grimes, Jr.	$ 515,234	$1,083,600	150%	100%	9,722	7,469	$1,598,834	9,722
COO
Albert M. Campbell, III	$ 502,750	$ 900,006	143%	99%	9,487	7,288	$1,402,756	9,487
CFO
Robert J. DelPriore	$ 490,265	$ 883,801	144%	100%	9,251	7,107	$1,374,066	9,251
GC

(1)   Shares of restricted stock will vest over various time periods, remaining subject to forfeiture until vested, dependent upon continued employment in good standing with MAA.

(2)   Represents Target performance shares of restricted stock still at risk as they are realizable under the Three Year Relative TSR metric for which the performance period does not end until December 31, 2021.

Other compensation realized by NEOs during 2019 included awards earned for the Three Year Relative TSR metric under the 2017 LTIP, for which the performance period ended December 31, 2019 and NEOs earned 89.19% of their respective maximum opportunity.

See pages 49-50 for more information

2020 PROXY STATEMENT	7

PROXY STATEMENT HIGHLIGHTS	PROPOSAL 3: INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL 3	RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS MAA’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2020.	BOARD RECOMMENDATION FOR

PRACTICES RELATED TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AUDIT COMMITTEE PRACTICES

■     Sole authority to appoint or replace the independent registered public accounting firm

■     Pre-approves all auditing services

■     Pre-approves all permitted non-audit services

■     Annual evaluation of independent registered public accounting firm’s performance

■     Routine separate executive sessions with representatives of the independent registered public accounting firm as well as with management and the Director of Internal Audit

■     Maintains an anonymous whistleblower platform

■     Ensures the rotation of the lead audit partner and audit engagement team partners of the independent registered public accounting firm

■     All members of the Audit Committee are independent

■     Two SEC financial experts

MAA PRACTICES

■     Will not hire an individual who is concurrently an employee of the independent registered public accounting firm

■     Will not hire an individual in an accounting or financial reporting oversight role if in a position to influence MAA’s independent registered public accounting firm’s operations or policies

■     CFO or Principal Accounting Officer must approve the hiring of individuals who previously served on MAA’s independent registered public accounting firm’s audit engagement team

■     Cooling off period required for individuals who previously served on MAA’s independent registered public accounting firm’s audit engagement team to serve in an accounting or financial reporting oversight role

■     Disclose all individuals hired who previously served on MAA’s independent registered public accounting firm’s audit engagement team to the Audit Committee

Annual Ratification by Shareholders of the Audit Committee’s Appointment of Ernst & Young LLP AVERAGES OVER 99% (over last 10 years)

See pages 64-65 for more information.

AUDIT AND NON-AUDIT FEES

Fees	2019	2018
Audit	$ 2,416,184	$ 2,570,737
Audit-Related	-	-
Tax	365,770	476,035
All Other	2,000	2,000
Total	$ 2,783,954	$ 3,048,772

The Audit Committee has pre-approved all audit and non-audit services provided by our independent registered public accounting firm since 2002 and has determined that the nature and level of non-audit related services that Ernst & Young LLP provides to MAA is compatible with maintaining the independence of Ernst & Young LLP.

See pages 63-64 for more information.

REPRESENTATION AT ANNUAL MEETING

A representative of Ernst & Young LLP is expected to be present at the Annual Meeting to make a statement if they so desire and to answer any appropriate questions.

See page 63 for more information.

2020 PROXY STATEMENT	8

ELECTION OF DIRECTORS

PROPOSAL 1: ELECTION OF DIRECTORS

MATTER TO BE VOTED

Election of the 12 director nominees named herein to serve until the 2021 Annual Meeting of Shareholders, and until their successors have been duly elected and qualified.

Our Board proposes that H. Eric Bolton, Jr., Russell R. French, Alan B. Graf, Jr., Toni Jennings, James K. Lowder, Thomas H. Lowder, Monica McGurk, Claude B. Nielsen, Philip W. Norwood, W. Reid Sanders, Gary Shorb and David P. Stockert, all of whom are currently serving as directors, be elected for a term of one year.

VOTE REQUIRED

Each director nominee will be elected if there is a quorum at the Annual Meeting, either in person or by proxy, and the votes cast “FOR” each director nominee exceeds the votes cast “AGAINST” each director nominee.

We have no reason to believe that any of the nominees for director will not agree or be available to serve as a director if elected. However, should any director nominee become unable or unwilling to serve, the proxies may be voted for a substitute director nominee or to allow the vacancy to remain open until filled by our Board.

IMPACT OF ABSTENTIONS
Abstentions will have no legal effect on whether each director nominee is approved.

IMPACT OF BROKER NON-VOTES
Broker non-votes will have no legal effect on whether each director nominee is approved.

BOARD RECOMMENDATION
Our Board recommends a vote FOR each of the director nominees.

Our Board believes that it is necessary for our directors to possess a variety of backgrounds, skills and viewpoints in order to provide strong leadership to MAA. When searching for new candidates, the Nominating and Corporate Governance Committee considers the evolving needs of our Board and searches for candidates that fill any current or anticipated future gaps, considering each candidates credentials both independently and within the entirety of the Board.

When evaluating potential candidates, the Nominating and Corporate Governance Committee considers a variety of factors including expertise in areas relevant to the real estate industry, operating as a public company, financial expertise and navigating capital markets. They also consider experience in broader aptitudes such as strategic planning, risk oversight, corporate governance and human capital development. In addition to these key skills, the Nominating and Corporate Governance Committee also feels it is important for the Board to have a breadth of viewpoints and experiences by including a variety of backgrounds and expertise as well as diversity in attributes such as gender, race, age and tenure. The Nominating and Corporate Governance Committee also evaluates a candidate’s ability to provide quality service to the Board and considers any conflicts of interest, integrity and ethical character of the candidate and their commitment to the goal of maximizing long-term shareholder value. With respect to the nomination of continuing directors for re-election, the individual’s past contributions to our Board are also considered.

THE BOARD’S ROLE AND RESPONSIBILITIES

The Board is elected by shareholders and represents shareholder interests in the long-term success of MAA. Except for matters voted upon by shareholders, the Board acts as the ultimate decision maker of MAA. While management is responsible for the daily operations of MAA, the Board operates in an oversight capacity.

2020 PROXY STATEMENT	9

KEY BOARD RESPONSIBILITIES

STRATEGY

Strategic planning and oversight of management’s execution of MAA’s strategic vision is a primary responsibility of the Board. Annually, management and the Board review and discuss detailed strategic plans for the next several years, including changes from previous strategic positions, market and economic projections, peer performance benchmarking data, areas of focus for each functional area, expected financial statement and shareholder investment impacts, resource requirements, risks and stress test scenarios, among other topics.

Throughout the year the Board and its committees receive updates from management and actively engage in further discussions regarding execution of the strategy, variables impacting results and changes to the strategic plan.

Each year, the Board holds one of its quarterly meetings in a different MAA market. In addition to its regular Board and committee meetings, the Board visits several properties representing different aspects of MAA’s strategy. The Board believes these on-site visits provide insight into MAA’s markets, operations, resident base, human capital management, technology usage and allocation of capital investments, and allow for better oversight of the company’s strategies.

RISK MANAGEMENT

While management is responsible for the day to day management of our risk exposures, both the Board as a whole and its respective committees serve active roles in overseeing the management of our risks. Our Board or its committees regularly review, with members of our senior management and outside advisors, information regarding our strategy and key areas of the company including operations, investment transactions and development, finance, information technology, human capital, legal and regulatory, as well as the risks associated with each. Senior management as well as outside advisors also periodically meet with each committee and make representations associated with their respective risk oversight responsibilities as outlined below:

AUDIT COMMITTEE
■	Accounting practices and policies

■	Internal controls over financial reporting

■	Tax, including REIT compliance

■	Fraud assessments

■	Financial policies

■	Internal Audit

■	Cybersecurity

■	Ethics and compliance programs

■	Whistleblower platform

■	Independence of independent registered public accounting firm

COMPENSATION COMMITTEE
■	Executive compensation

■	Overall compensation practices and policies for all associates

■	Independence of compensation consultant

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
■	Corporate governance

■	Independence of Board

■	Conflicts of interest and related party transactions

■	Board composition

While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our Board is regularly informed through committee reports about risks assigned to committees. In addition, the Board periodically reviews the results of our enterprise risk management efforts and receives legal and operational updates from executive management at every meeting.

SUCCESSION PLANNING

The Board is responsible for appointing our CEO and for ensuring that adequate succession plans are in place to address both planned CEO succession as well as potential unexpected or emergency succession needs. The Nominating and Corporate Governance Committee oversees succession planning for both the Board and CEO, routinely obtaining input from and updating the full Board on succession plan reviews.

The Nominating and Corporate Governance Committee also oversees succession planning and associate development of executive and senior management positions to ensure adequate bench strength is available to meet the long-term needs of MAA. The CEO and other executive management periodically update the Nominating and

2020 PROXY STATEMENT	10

Corporate Governance Committee and the full Board on senior management succession plans including associate development plans and areas of risk.

The Board has exposure to internal succession candidates on an ongoing basis, meeting with executives both inside and outside of Board meetings at least four times a year and also periodically meeting with key senior managers.

The Compensation Committee considers succession planning input from the Board and the Nominating and Corporate Governance Committee when determining compensation packages for the Board and NEOs.

ESG

Ensuring the long-term success of MAA for our shareholders requires a long-term approach in all that we do. The Board is directly responsible for setting MAA’s strategy, which includes long-term sustainability planning. Committees of the Board support sustainability within their respective purviews: the Nominating and Corporate Governance Committee directs the corporate governance aspects of MAA, the Audit Committee ensures that MAA’s accounting policies and procedures and auditing controls support the reporting of high quality financial statements, and the Compensation Committee considers the need to attract and retain qualified associates to deliver on our long-term strategic directives.

In response to investor engagement in 2018, the Board took steps to support management’s formalization of its ESG efforts and periodically receives updates from management on various aspects of ESG.

SOCIAL

Open Arms Foundation

As our corporate charity that has been in place since soon after our initial public offering, the Open Arms Foundation is our primary focus in regards to social impact. The foundation supplies fully-furnished apartments to families and individuals who have to travel away from their own home to receive specialized longer-term medical treatment. These homes help ease the financial burden of long-distance lodging needs while providing a home where family, friends and even pets can support their loved one.

Since MAA formed the Open Arms Foundation our Board has authorized the annual donation of apartment homes from across our portfolio for the exclusive use as Open Arms homes. In addition, MAA makes donations during the holidays directly to individuals and families staying in Open Arms homes to help bring some joy to their season.

Open Arms is managed and operated 100% by MAA associates who donate time both during and outside of work hours to run the charity, raise additional funds to fully furnish the units and pay all of the utilities, and support our guests from throughout the world.

	2019	To learn more about The Open Arms Foundation: https://www.maac.com/about-us/open-arms-foundation/
Apartments Donated	53 homes in 13 states
Families Helped	126
Nights of Rest Provided	15,441
MAA Rent Concessions	$ 594,104
MAA Holiday Donations	$ 7,800
Associate Fundraisers/Donations	$ 726,085

Other Civic and Charitable Contributions

In addition to providing a home away from home for those in medical crisis, we further support the communities where our residents live and our associates work by making financial contributions to various civic and charitable organizations.

These organizations work to enrich the economic and cultural environments of communities and encompass areas of focus from public safety, education, access to economic opportunities and quality of life to promoting diversity and sustainable living. In 2019, we made approximately $750,000 in commitments to such organizations to assist them in creating better environments and opportunities for us all.

2020 PROXY STATEMENT	11

ENVIRONMENTAL

The very nature of multi-family housing – using limited land resources to house thousands of families - is based in sustainability concepts. MAA is committed to ensuring that the impact we make on not only our associates, residents and investors, but also the surrounding communities, is a positive one.

Below are some of the steps we’ve taken so far to formalize and strengthen our focus on improving our environmental impact and disclosures.
2018	■	Formed a CEO-led ESG executive steering committee responsible for setting our company-wide sustainability strategy.
	■	Organized an Environmental Committee comprised of department heads across the company tasked with evaluating how we can further enhance our ongoing efforts to decrease our environmental impact.
2019	■

The Compensation Committee and full Board included responsibility for enhancing MAA’s sustainability efforts and ensuring that MAA is doing the work required to be in a position to produce its inaugural sustainability report by the end of 2020 in our CEO’s annual goals.

`	■

The Compensation Committee included responsibility for the implementation of our formal ESG efforts, including participation in the GRESB assessment, in our CFO’s annual goals and annual incentive opportunity.

	■	Completed our first GRESB assessment to assist in assessing and benchmarking our current state of ESG performance and provide insight for establishing our ESG goals.
	■	Engaged an ESG consultant to help guide us in building our ESG program, establishing our environmental management system, improving our GRESB reporting and publishing or inaugural sustainability report.

And here’s what’s coming next.
2020	■	Complete our second GRESB assessment.
■

Publish our inaugural sustainability report providing quantitative disclosure of key performance metrics related to our emissions, energy and water usages, and waste generation, including absolute and normalized scope 1 and 2 greenhouse gas emissions as well as our sustainability policies and plans for progressive improvement.

	■	Continued incorporation of executive compensation goals tied to ESG initiatives.

Environmental Stewardship in Action

While we are working on formalizing, documenting and providing disclosure of our ESG efforts in addition to continually striving for improvement, below are some examples of environmental stewardship we have already implemented.

Conserving Resources

■ Low-flow toilets and WaterSense plumbing fixtures

■ Smart irrigation and water use efficiency audits

■ Landscape innovations minimizing turf and using drought tolerant plant material

■ Utility monitoring systems

Reducing Waste

■ On-site trash recycling options for residents

■ Trash compactions to reduce pick-ups

■ Online leasing and communication tools

■ Use of carpets made with recycled content

■ Vendor partnerships to recycle carpet and other flooring material

Increasing Energy Efficiency

■ Reduced watt, high performance lighting fixtures in community breezeways and common areas

■ Routine maintenance and audits of HVAC systems and upgrades to efficient equipment

■ Energy Star rated appliances

■ Smart thermostats

GOVERNANCE

MAA is proud of our history of strong corporate governance. We are consistently recognized by third parties as having overall lower risk in areas of corporate governance and executive compensation in relation to various peer groups. Our Nominating and Corporate Governance Committee routinely reviews our corporate governance policies, considering developing best practices and the long-term best interests of our shareholders.

Policies regarding our Board and corporate structure, director and executive compensation, equity ownership and internal controls over the quality of our financial statements are provided throughout this proxy statement.

You can also find more documents and information related to our corporate governance practices on our website by going to http://ir.maac.com/Corporate-Governance.

To learn more visit	https://www.maac.com/about-us/sustainability/
To share your thoughts email	ESG@maac.com

2020 PROXY STATEMENT	12

BOARD STRUCTURE

We believe that our current board leadership model, when combined with the experience of our Board, the strong leadership of our independent directors and Lead Independent Director, the committees of the Board and the corporate governance policies in place, strikes an appropriate balance between informed, consistent leadership and independent oversight, allowing for efficiency and accountability, ultimately creating an environment for the effective execution of the Board’s duties and responsibilities.

COMBINED CEO AND CHAIRMAN Provides benefit of management’s perspectives on MAA to enhance the Board’s oversight functions
LEAD INDEPENDENT DIRECTOR Provides an appropriate contact for matters concerning the CEO and ensures agendas include all topics of interest to the Board
83%	SUPERMAJORITY OF INDEPENDENT DIRECTORS Provides for strong oversight of CEO and management
NON-MANAGEMENT AND INDEPENDENT DIRECTOR EXECUTIVE SESSIONS Ensures candid discussions
100%	INDEPENDENT AUDIT, COMPENSATION, AND NOMINATING AND CORPORATE GOVERNANCE COMMITTEES Provides for better control and oversight of critical areas of responsibility
EQUAL VOTES Each director’s vote holds the same weight to ensure all viewpoints are represented in decisions
DIVERSITY Offers a breadth of knowledge, experiences, viewpoints and expertise
SEC FINANCIAL EXPERTS Two SEC financial experts ensure the Audit Committee has the unique skills and expertise required to perform the committee’s oversight responsibilities

EXTERNAL CONSULTANTS Ability to retain external consultants, experts and legal counsel provides the Board with appropriate resources to protect the interests of shareholders

DIRECT COMMUNICATION

WITH BOARD

Provides shareholders and other interested parties with the ability to communicate with the groups representing their best interests: Board, committees, non-management directors or independent directors

CURRENT BOARD COMPOSITION

The following table reflects our current Board composition.

								Other Public Company Boards
Name	Age (1)	Gender	Director Since	Committee Memberships
				A	C	NCG	REI
H. Eric Bolton, Jr. Chairman	63	M	1997				XC	1	L	Lead Independent Director
Russell R. French INDEPENDENT	74	M	2016	X, SFE				-	INDEPENDENT	Indicates that our Board has affirmatively determined the 10 Directors indicated meet the independence standards of our Corporate Governance Guidelines, the listing standards of the NYSE and applicable SEC rules
Alan B. Graf, Jr. INDEPENDENT	66	M	2002	L, XC, SFE				1 See page 24
Toni Jennings INDEPENDENT	71	F	2016		X	X		2
James K. Lowder INDEPENDENT	70	M	2013			X	X	-	NM	Non-Management Director
Thomas H. Lowder INDEPENDENT	70	M	2013		X		X	-	A	Audit Committee
Monica McGurk INDEPENDENT	50	F	2016		X	X		-	C	Compensation Committee
Claude B. Nielsen INDEPENDENT	69	M	2013		X	XC		-	NCG	Nominating and Corporate Governance Committee
Philip W. Norwood INDEPENDENT	72	M	2007		XC		X	-	REI	Real Estate Investment Committee
W. Reid Sanders INDEPENDENT	70	M	2010	X				2	X	Committee Member
Gary Shorb INDEPENDENT	69	M	2012	X		X		-	XC	Committee Chairman
David P. Stockert NM	58	M	2016				X	1	SFE	SEC Financial Expert

(1)	Age is as of May 19, 2020, the meeting date for the Annual Meeting.

2020 PROXY STATEMENT	13

BOARD DIVERSITY

The Board believes that diversity provides a breadth of knowledge, viewpoints and experiences that contribute to a stronger board and cultivates better decisions. The Board also believes that a diverse company will attract highly qualified associates and be appealing to residents, which will ultimately produce the best results for our shareholders. The current Board represents diversity in many areas, including those listed below.

■ Industry knowledge ■ Company structure and leadership models ■ Technical areas of expertise ■ Geographic market knowledge of our portfolio footprint ■ Gender ■ Age ■ Tenure on Board	The Board believes that diversity in personal attributes such as gender, race, ethnicity and age are important to ensure the broadest range of ideas and perspectives are contributed to Board discussions. In addition, to be in a position to best lead MAA, the Board believes it is important that they reflect the diversity of our associates and residents. To that end, the Board is dedicated to expanding diversity in all areas, including personal attributes, and is committed to actively pursuing qualified candidates that will add diversity in areas such as race and ethnicity to the Board. As such, the Board has directed the Nominating and Corporate Governance Committee to make diversity of race or ethnicity a key criteria for the next director addition to the Board.

BOARD AND COMMITTEE MEETINGS

MEETINGS OF THE BOARD, COMMITTEES AND OTHER GROUPS

The below schedule provides the number of meetings that the Board, each committee and certain other groups of the Board held during 2019.

4	Board
8	Audit Committee
3	Compensation Committee
4	Nominating and Corporate Governance Committee
7	Real Estate Investment Committee
4	Non-Management Directors
4	Independent Directors

As Lead Independent Director, Mr. Graf presides over the meetings of both the non-management directors and the independent directors.

DIRECTOR ATTENDANCE

All of the directors attended more than 75% of the meetings of our Board and their respective committees during the calendar year 2019.

INDEPENDENT DIRECTORS

A director is considered independent if our Board affirmatively determines that the director has no direct or indirect material relationship with us. Consistent with the requirements of the SEC and the NYSE, our Board reviews all relevant transactions or relationships between each director, or any of his or her family members, and us, our senior management and our independent auditors. Our Board has adopted the following categorical standards.

■	A director who is an employee or whose immediate family member is one of our executive officers is not independent until three years after the end of such employment relationship.

■	A director who receives, or whose immediate family member receives, more than $120,000 in any given 12-month period in direct compensation from us, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent until three years after he or she ceases to receive more than $120,000 in any given 12-month period in such compensation.

■	A director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, any of our present or former internal or external auditors is not independent until three years after the end of the affiliation or the employment or auditing relationship.

■	A director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of our present executive officers serve on that company’s Compensation Committee is not independent until three years after the end of such service or the employment relationship.

■	A director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company that makes payments to, or receives payments from, us for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues, is not independent until three years after falling below such threshold.

2020 PROXY STATEMENT	14

Our Board consults with both internal and external counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent”, including those set forth in pertinent listing standards of the NYSE, as in effect from time-to-time.

REGULAR MEETINGS WITHOUT MANAGEMENT

Both our non-management directors and our independent directors regularly meet without management present. The Board has determined that Mr. Stockert is not an independent director because he was the CEO of Post Properties, Inc. which MAA acquired within the past five years. We consider Mr. Stockert to be a non-management director. As such, Mr. Stockert meets from time-to-time with the independent directors without the participation of management.

STANDING COMMITTEES

Our Board has four standing committees: Audit; Compensation; Nominating and Corporate Governance; and Real Estate Investment. All of the members of the Audit, Compensation and Nominating and Corporate Governance committees are independent, pursuant to the standards set forth in our Corporate Governance Guidelines, the NYSE listing standards and applicable SEC rules. The Real Estate Investment Committee consists of three independent members and two non-independent members. The responsibilities of each committee are outlined below.

AUDIT	RESPONSIBILITIES
100% Independent Membership	■ Appoint, determine the compensation of, oversee and evaluate the work of the independent registered public accounting firm
■ Review and discuss with management and the independent registered public accounting firm the annual audited and quarterly unaudited financial statements and our disclosure under Management’s Discussion and Analysis of Financial Condition and Results of Operations in our Form 10-Qs and Form 10-K
8 Meetings in 2019	■ Discuss earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, and discuss generally the financial information and earnings guidance which has been or will be provided to analysts and rating agencies
■ Review and discuss with management and the independent registered public accounting firm the adequacy and effectiveness of our systems of internal accounting and financial controls
2 SEC Financial Experts	■ Establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters
■ Review with management and the independent registered public accounting firm our compliance with the requirements for qualification as a REIT
■ Meet with management responsible for oversight of the Company’s cybersecurity, crisis management and enterprise risk management programs at least annually to discuss the Company’s cybersecurity risks, including a review of the endeavors management has undergone to identify, assess, monitor and address those risks as well as response and recovery plans to address cybersecurity incidents
■ Review and reassess annually the Audit Committee Charter and submit any recommended changes to the Board for its consideration
■ Issue a report annually as required by the SEC’s proxy solicitation rules

COMPENSATION	RESPONSIBILITIES
100% Independent Membership	■ Review and approve our compensation objectives
■ Review and recommend the compensation programs, plans, and awards for the CEO to the Board and review and approve the same for the other executive officers, after taking into consideration any past “Say-on-Pay” votes by our shareholders
■ Review and approve any employment and severance arrangements and benefits of the CEO and other executive officers
3 Meetings in 2019	■ Recommend to the Board how often MAA should submit the “Say-on-Pay” vote to shareholders
■ Recommend the compensation for directors to the Board
■ Evaluate and oversee risks associated with the company’s compensation policies and practices
■ Act as administrator, as may be required, for our equity-related incentive plans
■ Review and discuss with management the information contained in the Compensation Discussion and Analysis section of the Proxy Statement
■ Assess the independence of, retain and oversee compensation consultants, outside counsel and other advisors assisting the committee with the performance of its duties
■ Review and reassess annually the Compensation Committee Charter and recommend any proposed changes to the Board for approval
■ Issue a report annually related to executive compensation, as required by the SEC’s proxy solicitation rules

2020 PROXY STATEMENT	15

NOMINATING AND CORPORATE GOVERNANCE	RESPONSIBILITIES
100% Independent Membership	■ Provide assistance and oversight in identifying qualified individuals to serve as members of the Board and make recommendations to the Board regarding the selection and approval of the nominees for director to be submitted to a shareholder vote at the annual meeting of shareholders
■ Review the qualification and performance of incumbent directors to determine whether to recommend them as director nominees for re-election
4 Meetings in 2019	■ Review and consider candidates for directors who may be suggested by any director or executive officer, or by any shareholder if made in accordance with our charter, bylaws and applicable law
■ Provide assistance and oversight in recruiting and recommending qualified nominees for new or vacant positions on the Board
■ Make committee membership recommendations to the Board
■ Oversee the annual evaluation of the effectiveness of the current policies and practices of the Board and its committees
■ Review considerations relating to board composition and develop and recommend criteria for membership including diversity, independence, experience, expertise and skills to the Board for its approval
■ Review potential director conflicts of interest
■ Review and reassess annually the Nominating and Corporate Governance Committee Charter and submit any proposed changes to the Board for approval
■ Review and recommend to the Board appropriate corporate governance principles that best serve the practices and objectives of the Board
■ Review the orientation process and the continuing education program for all directors, as may be required by applicable listing standards or other regulatory requirements
■ Oversee succession planning for both the Board and CEO, and routinely obtain input from and update the full Board on succession plan reviews

REAL ESTATE INVESTMENT	RESPONSIBILITIES
Majority Independent Membership	■ Consider and approve or disapprove specific property acquisitions presented by management which fall within the individual and aggregate committee approval levels as periodically established by the Board
■ Consider and approve or disapprove the acquisition of land and subsequent initiation of construction for development projects presented by management which fall within the individual and aggregate committee approval levels as periodically established by the Board
7 Meetings in 2019	■ Refer and make a recommendation to the Board regarding proposed transactions which fall outside of the individual or aggregate approval levels as periodically established by the Board
■ Consider and approve or disapprove disposition of individual properties not listed as a potential disposition property in the annual strategic plan as reviewed and approved by the Board as well as any property for which the disposition would result in materially less net proceeds than previously considered by the Board
■ Review and reassess annually the Real Estate Investment Committee Charter and submit to the Board any recommended changes

Our Board may, from time-to-time, form other committees as circumstances warrant. Such committees will have authority and responsibility as delegated by our Board.

BOARD GOVERNANCE

We believe that effective corporate governance is critical to our long-term sustainability and our ability to create long-term value for our shareholders. We continuously review our corporate governance policies and compare them to other public companies, our peers and industry best practices, and consider feedback we receive from investors and what we believe is in the long-term best interests of all of our shareholders. We will continue to monitor emerging developments in corporate governance and enhance our policies and procedures when required by regulation or when our Board determines that it would benefit our shareholders.

2020 PROXY STATEMENT	16

GOVERNANCE DOCUMENTS

AUDIT COMMITTEE CHARTER

The Audit Committee Charter outlines the duties and responsibilities of the committee in fulfilling its responsibility to oversee the integrity of MAA’s financial statements, MAA’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualification and independence, the performance of MAA’s Internal Audit Department and independent registered public accounting firm, as well as the oversight of MAA’s cybersecurity efforts.

COMPENSATION COMMITTEE CHARTER

The Compensation Committee Charter outlines the duties and responsibilities of the committee in fulfilling its responsibilities to discharge the responsibilities of the Board relating to compensation of MAA’s executive officers, including: establishing compensation policies and incentive and equity-based award plans to attract, motivate and retain high quality leadership and compensating them in a manner consistent with the interests of MAA’s shareholders; overseeing MAA’s risk assessment and risk management relative to compensation structures; reviewing and discussing the Compensation Discussion and Analysis to be included in the Proxy Statement; and providing the Compensation Committee Report for inclusion in the Proxy Statement that complies with the rules and regulations of the SEC.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

The Nominating and Corporate Governance Committee Charter outlines the duties and responsibilities of the committee to provide assistance to the Board in identifying and recommending individuals qualified to serve as directors of MAA, review the composition of the Board, review and recommend corporate governance policies for MAA, guide CEO and director succession plans and procedures, and oversee the evaluation of the Board, its committees and management.

REAL ESTATE INVESTMENT COMMITTEE CHARTER

The Real Estate Investment Committee Charter outlines the duties and responsibilities of the committee to consider and approve or disapprove specific property acquisitions, dispositions or development projects for MAA.

CODE OF CONDUCT

MAA’s Code of Conduct reflects our commitment to achieving high standards of business, personal and ethical conduct. The Code of Conduct is applicable to our Board, executive officers and all other associates, including our CEO, CFO (Principal Financial Officer) and Principal Accounting Officer. Each member of our Board and all of our executive officers annually review the requirements in the Code of Conduct, attest in writing to meet the standards therein and affirm their compliance with those standards. Amendments to or waivers from our Code of Conduct (to the extent applicable to our CEO, Principal Financial Officer or Principal Accounting Officer) are publicly disclosed on our website. No waivers to the Code of Conduct have been made as of the date of this Proxy Statement.

WHISTLEBLOWER POLICY

The Whistleblower Policy sets forth the procedures established by the Audit Committee to allow for the receipt, retention and treatment of complaints received by MAA regarding accounting, internal accounting controls or auditing matters as well as the confidential, anonymous submission of concerns regarding questionable accounting and auditing matters.

Full copies of our Corporate Governance Guidelines, Code of Conduct, Whistleblower Policy and all committee charters are available upon request at no charge.

Online	http://ir.maac.com/Corporate-Governance Information from our website is not incorporated by reference into this Proxy Statement.	By Mail	MAA ATTN: Legal Department 6815 Poplar Avenue, Suite 500 Germantown, TN 38138

2020 PROXY STATEMENT	17

CORPORATE GOVERNANCE GUIDELINES

Approved by the Board and reviewed annually by the Nominating and Corporate Governance Committee, the Corporate Governance Guidelines reflect the principles by which the Board operates. These guidelines help to ensure that the Board is operating in a fashion that allows it to represent the best interests of our shareholders. Each member of our Board and our NEOs annually review the requirements in the Corporate Governance Guidelines and affirm in writing their compliance with these standards. The guidelines encompass the following requirements, among others.

DIRECTOR INDEPENDENCE

At least a majority of directors on the Board must be independent.

OTHER PUBLIC BOARD SERVICE

Directors can only serve on a total of three other public boards. In addition, directors must notify the Nominating and Corporate Governance Committee before accepting any new directorship to a public board.

RESIGNATION UPON EMPLOYMENT CHANGE

Directors who have a change in employer or significant change in job responsibilities must submit an offer of resignation from the Board and all committees for consideration.

MANDATORY RETIREMENT AGE

Directors are ineligible for nomination for re-election following their 75th birthday unless a waiver is granted by the Board for special circumstances.

MAJORITY VOTE

Incumbent directors must tender their resignation to the Board for consideration if they fail to receive a majority of the vote for re-election in an uncontested election.

FREQUENCY OF MEETINGS

The Board is required to meet at least four times a year.

COMPLIANCE WITH ETHICS AND COMPLIANCE POLICIES

Directors and NEOs are required to comply with all MAA ethics and compliance policies. Any waivers must be approved by disinterested members of the Board and publicly disclosed.

NON-MANAGEMENT AND INDEPENDENT DIRECTOR MEETINGS

Non-management directors are required to meet in executive session at regularly scheduled Board meetings and independent directors are required to meet at least once a year.

BOARD ACCESS TO MANAGEMENT AND ADVISORS

The Board and its committees have full and free access to all associates and the authority to engage independent advisors without notifying or receiving approval from MAA.

ATTENDANCE AT ANNUAL MEETING

Directors are encouraged to attend annual meetings of shareholders. We have historically scheduled a Board meeting on the same day as our annual meeting of shareholders so that our directors will be on site for the meeting. All directors attended our 2019 Annual Meeting of Shareholders.

MINIMUM SHARE OWNERSHIP

Within five years of appointment, non-management directors must own 5x the annual cash retainer fee in shares of MAA stock or the equivalent. The CEO must own 3x his base salary and other NEOs must own 2x their respective base salary within three years of appointment to their respective position.

HOLDING PERIOD REQUIREMENT

NEOs are required to retain ownership of at least 50% of net shares, after the payment of taxes, acquired through equity incentive plans until they retire, otherwise terminate or are no longer serving as an NEO.

DIRECTOR EDUCATION

Directors are encouraged to attend accredited director education programs for which expenses are reimbursed by MAA. In addition, educational materials and presentations by external experts are periodically provided to the Board and its committees on various topics of interest and evolving areas.

ANNUAL PERFORMANCE EVALUATIONS

The Nominating and Corporate Governance Committee oversees the anonymous evaluation by directors of the performance of the Board and each of their respective committees on an annual basis. Results are reviewed and discussed by the committees and the Board as a whole.

BYLAWS AND CHARTER PROVISIONS

PROXY ACCESS

MAA’s bylaws allow a shareholder or a group of up to 20 shareholders that have collectively owned at least three percent of MAA’s common stock continually for a period of at least three years to nominate and include in our proxy materials director nominees constituting up to 20% of the Board, provided that the shareholder(s) and the nominees(s) satisfy the requirements specified in our bylaws.

2020 PROXY STATEMENT	18

SPECIAL MEETINGS OF SHAREHOLDERS

MAA’s bylaws allow any of the following to call a special meeting of the shareholders.

■	CEO

■	President

■	Majority of the Board

■	Majority of the independent directors

■	Shareholders representing more than 10% of voting shares

Information on how shareholders can request a special meeting and the requirements to do so can be found in our bylaws.

ANNUAL ELECTIONS OF ALL DIRECTORS

MAA’s charter requires the annual election of all directors. The Board believes that annual elections is an appropriate timeframe to ensure that directors are being held accountable to shareholders.

Copies of our bylaws and charter can be found on the SEC website at https://www.sec.gov.

Bylaws	See Exhibit 3.2(i) to the Form 8-K which was filed on March 14, 2018

Charter	See Exhibit 3.1 to the Form 10-K which was filed on February 24, 2017

POLICIES REGARDING THE ABILITY OF EMPLOYEES OR DIRECTORS TO ENGAGE IN HEDGING TRANSACTIONS OR PLEDGING OF SECURITIES

Under MAA’s policies, directors, executive officers and certain designated employees who in the ordinary course of the performance of their duties have access to material, nonpublic information regarding MAA or any of MAA’s subsidiaries are prohibited from purchasing financial instruments, or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of equity securities granted as compensation, or held directly or indirectly by the individuals covered under the policies.

The above mentioned prohibitions also apply to any covered individual’s spouse, minor children, family members living within the same household and any other affiliates or affiliated entities.

More specifically, MAA’s policies prohibit executing short sales (the selling of securities that are not owned at the time of sale), purchasing or selling derivative securities or hedging transactions (including the buying and selling of puts, calls, other derivative securities, derivative securities that provide the economic equivalent of owning securities, any opportunity to profit from the change in value of securities and any other hedging transaction), using securities as collateral on margin accounts and pledging securities as collateral for a loan.

These prohibitions relate to all MAA and MAA subsidiary securities including common stock, preferred stock, units in limited partnerships, options to purchase common stock, any other type of securities that MAA or MAA’s subsidiaries may issue (such as convertible debentures, warrants, exchange-traded options or other derivative securities), any derivative securities that provide the economic equivalent of ownership of any securities issued by MAA or MAA’s subsidiaries, and any opportunity to profit from any change in the value of any of the securities issued by MAA or MAA’s subsidiaries.

While MAA’s policies prohibit directors, executive officers and other individuals, affiliates and affiliated entities (as outlined above) from pledging securities as collateral on a loan, at the time the prohibition was adopted, a one-time exception was made to grandfather an existing pledge amount which was already in place. The pledge was deemed to be of immaterial risk to shareholders and cannot be increased or expanded. No additional exceptions for pledges have been made, and the Nominating and Corporate Governance Committee of the Board of Directors has determined that no other exceptions for pledges will be granted.

OTHER GOVERNANCE PRACTICES

SHAREHOLDER ENGAGEMENT

The Board’s primary role is to represent the long-term interests of our shareholders. MAA’s management and our dedicated investor relations team continually engage with shareholders on a variety of topics through industry and investor conferences, non-deal road shows, MAA-hosted investor days, property tours, quarterly earnings calls and one-on-one calls and meetings, among other vehicles. The Board oversees our engagement practices and is routinely updated with feedback received from investors. We also consider all communications to our Board and its committees and use those as opportunities to reach out to investors to learn more about their positions.

Our shareholder’s views are important to us and several past and pending changes to our governance practices have been designed and implemented in collaboration with shareholders including moving from staggered to annual

2020 PROXY STATEMENT	19

elections of directors, amending our bylaws to encompass proxy access rights for shareholders and the issuance of our inaugural sustainability report later in 2020.

In 2019 we had over 400 formal interactions with shareholders collectively representing approximately 2/3rds of the outstanding shares of our common stock. Shareholders with questions can reach our Investor Relations team at investor.relations@maac.com or (866) 576-9689.

COMMUNICATING DIRECTLY WITH OUR BOARD

Shareholders and other interested parties can communicate in writing with our Board, any of its committees, its non-management directors as a group or its independent directors as a group by using the following address.

MAA ATTN: Corporate Secretary 6815 Poplar Avenue, Suite 500 Germantown, TN 38138

INDEPENDENT EXTERNAL CONSULTANT HELPS SET DIRECTOR COMPENSATION

The Board periodically engages an independent external compensation consultant to benchmark non-employee director compensation and make recommendations to the Nominating and Corporate Governance Committee on appropriate compensation packages.

PRACTICES RELATED TO EXECUTIVE COMPENSATION

For information specific to governance practices in place in regards to our NEOs, please see Program Structure and Governance in this Proxy Statement with the materials provided related to Proposal 2: Advisory Vote to Approve Executive Compensation.

PRACTICES RELATED TO FINANCIAL REPORTING, ACCOUNTING POLICIES AND AUDITING

For information specific to governance practices in place in regards to our accounting policies and procedures, controls over financial reporting and auditing practices, please see Audit Committee Policies in this Proxy Statement with the materials provided related to Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm.

PROCESS FOR IDENTIFYING AND SELECTING DIRECTOR NOMINEES

The Board is responsible for recommending director nominees to our shareholders for election at our annual meetings and, from time to time, for appointing directors to fill vacancies on the Board. Our Board has delegated the responsibility for evaluating Board needs and the process of identifying and recruiting director candidates for Board consideration to the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee routinely evaluates current and future needs taking into consideration various elements as may be important from time-to-time including the factors listed below.

■	The appropriate Board size to allow for efficient and effective functioning

■	Current or expected seat openings from resignations or retirements from age limit

■	Key experiences, qualifications, attributes and skills of particular relevance to MAA’s business and structure

■	New qualifications needed to address MAA’s long-term strategy, changes in regulations and general business and industry developments

■	Diversity of the Board

■	Shareholder engagement feedback, results of recent director elections and the advisory Say on Pay vote

■	Specific knowledge and expertise required related to committee responsibilities

■	Results of recent Board and committee performance evaluations

■	Input from the Board and the CEO

IDENTIFICATION OF POTENTIAL CANDIDATES

From time-to-time, the Nominating and Corporate Governance Committee will utilize a search consultant to identify potential candidates who may otherwise be unknown to the committee or who meet specific criteria the committee has identified as critical for the director nominee. The Nominating and Corporate Governance Committee also reviews all candidates that are recommended by directors and NEOs as well as candidates recommended by shareholders in accordance with our charter, bylaws and applicable law.

Shareholders interested in recommending or nominating a candidate for election should review the three options for doing so outlined below along with other information in this Proxy Statement as referenced and additional requirements that are provided in our bylaws. A copy of our bylaws can be found on the SEC website (https://www.sec.gov) as Exhibit 3.2(i) to the Form 8-K which was filed on March 14, 2018.

2020 PROXY STATEMENT	20

RECOMMEND A CANDIDATE TO THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Shareholders can recommend a director candidate for consideration by our Nominating and Corporate Governance Committee. To recommend a candidate for the 2021 Annual Meeting of Shareholders, the recommendation must be received at our corporate headquarters no later than December 8, 2020 and you must include the required information specified in our bylaws.

DIRECTLY NOMINATE A CANDIDATE FOR ELECTION BY SHAREHOLDERS

Shareholders who meet the requirements provided in our bylaws can directly nominate a candidate for election by our shareholders at an annual meeting. To directly nominate a candidate for election by our shareholders at the 2021 Annual Meeting of Shareholders, other than pursuant to the proxy access provision of our bylaws, you must provide the information required at our corporate headquarters no later than February 18, 2021. See Shareholder Proposal Requirements for the 2021 Annual Meeting of Shareholders in the General Information section of this Proxy Statement for additional details.

HAVE YOUR DIRECTOR NOMINEE INCLUDED IN OUR PROXY MATERIALS

Pursuant to the proxy access provisions of our bylaws, shareholders who meet the requirements can have their director nominee included in our proxy materials for an annual meeting. To have a nominee included in our proxy materials for the 2021 Annual Meeting of Shareholders you must meet the requirements outlined in our bylaws and submit the required information to our corporate headquarters no later than December 8, 2020. See Proxy Access Notice Requirements for the 2021 Annual Meeting of Shareholders in the Meeting and Voting Information section of this Proxy Statement for additional details.

SELECTION OF DIRECTOR NOMINEES

The Nominating and Corporate Governance Committee evaluates all potential candidates identified against a current needs assessment. General characteristics applicable to all directors as well as individual skills and experiences that should be represented on the Board as a whole, but not necessarily by each director, are considered. Members of the Nominating and Corporate Governance Committee as well as other members of the Board and members of management meet with director nominee candidates to ascertain their qualifications. The Nominating and Corporate Governance Committee recommends potential director nominees to the Board for their consideration and feedback.

While the exact criteria and weight given to any one item will vary for a given situation, the following are the types of considerations the Nominating and Corporate Governance Committee will take into account when evaluating a potential candidate.

ABILITY TO SERVE

The Nominating and Corporate Governance Committee will determine whether they believe the candidate will be able to provide quality service to the Board and our shareholders.

■	Material relationships with MAA

■	Potential conflicts of interest

■	Time availability

■	Independence status

■	Service on other public company boards

■	Schedule flexibility

GENERAL CHARACTERISTICS OF NOMINEE

The Board believes there are certain personal characteristics that every director must have in order to provide quality representation for our shareholders.

■	Personal and professional integrity, ethics and values

■	Mature wisdom and sound judgement

■	Inquiring and independent analysis

■	Ability to objectively appraise management performance

■	Willingness to represent the best interests of shareholders

KEY EXPERIENCE, QUALIFICATIONS AND SKILLS

The Board believes that there are key experiences, qualifications and skills that are particularly relevant to MAA’s business and structure and should be possessed by one or more members of the Board.

■	Real Estate Industry – Investment

■	Real Estate Industry – Development/Construction

■	Public Company Platforms

■	Financial Literacy

■	Capital Markets

■	Strategic Planning and Oversight

■	Risk Oversight

■	Organization Leadership

■	Corporate Governance

PERSONAL ATTRIBUTES

The Board believes that diversity in viewpoints, perspectives and ideas is a tremendous asset which should be actively embraced. A diverse Board provides for more engaging discussions and allows for better understanding of our residents, leadership of our associates and representation of the long-term best interests of our shareholders.

■ Age	■ Race and Ethnicity
■ Gender	■ Background

2020 PROXY STATEMENT	21

DIRECTOR NOMINEES FOR ELECTION

OVERVIEW

The Board believes that each nominee for election has high ethical standards and has the time, ability and desire to represent the best interests of our shareholders. Furthermore, the Board feels the unique skills of each nominee collectively provide a strong foundation for the Board’s strategic oversight responsibilities. In addition, the nominees are located and do business within the geographic footprint of our portfolio, which we believe provides the Board with important market expertise.

The following graphs and table provide an overview of the nominees as a group, including identification of the number of director nominees that satisfy each of the factors our Board has identified as being a key experience, qualification or skill relevant to our business and structure. Additional contributions by each director are outlined in the Individual Director Nominee Details section. Ages are as of the Annual Meeting.

				KEY EXPERIENCE, QUALIFICATIONS AND SKILLS SPECIFIC TO MAA
	AGE	TENURE	POSITION	Real Estate Industry – Investment	Real Estate Industry – Devvelopment/ Construction	Public Company Platforms	Financial Literacy	Capital Markets	Strategic Planning and Oversight	Risk Oversight	Organization Leadership	Corporate Governance
H. Eric Bolton, Jr. Chairman	63	1997	CEO of MAA		⌂	⌂	⌂	⌂	⌂	⌂	⌂	⌂
Russell R. French INDEPENDENT SEC Financial Expert	74	2016	Special Limited Partner of Moseley & Co. VI, LLC and Class B Partner of Moseley & Co. VII, LLC and Moseley & Co. SBIC, LLC	⌂		⌂	⌂	⌂	⌂	⌂	⌂	⌂
Alan B. Graf, Jr. LEAD INDEPENDENT SEC Financial Expert	66	2002	EVP and CFO of FedEx Corporation			⌂	⌂	⌂	⌂	⌂	⌂	⌂
Toni Jennings INDEPENDENT	71	2016	Chairman of Jack Jennings & Sons, Inc.		⌂	⌂		⌂	⌂		⌂	⌂
James K. Lowder INDEPENDENT	70	2013	Chairman and President of The Colonial Company		⌂	⌂			⌂		⌂	⌂
Thomas H. Lowder INDEPENDENT	70	2013	Past Chairman and CEO of Colonial Properties Trust	⌂	⌂	⌂	⌂	⌂	⌂	⌂	⌂	⌂
Monica McGurk INDEPENDENT	50	2016	Chief Growth Officer of Kellogg Company			⌂	⌂		⌂	⌂	⌂	⌂
Claude B. Nielsen INDEPENDENT	69	2013	Chairman and Past CEO of Coca-Cola Bottling Company United, Inc.			⌂	⌂	⌂	⌂	⌂	⌂	⌂
Philip W. Norwood INDEPENDENT	72	2007	Past President and CEO of Faison Enterprises, Inc.	⌂	⌂			⌂	⌂	⌂	⌂
W. Reid Sanders INDEPENDENT	70	2010	President of Sanders Properties, LLC	⌂		⌂	⌂	⌂	⌂		⌂	⌂
Gary Shorb INDEPENDENT	69	2012	Executive Director of the Urban Child Institute, Past President and CEO of Methodist Le Bonheur Healthcare				⌂		⌂	⌂	⌂
David P. Stockert NON-MANAGEMENT	58	2016	Past CEO of Post Properties, Inc.	⌂	⌂	⌂	⌂	⌂	⌂	⌂	⌂	⌂

2020 PROXY STATEMENT	22

INDIVIDUAL DIRECTOR NOMINEE DETAILS
Individual information including the specific qualifications of each of the nominees for director is set forth in the following summaries. Director nominee ages are given as of the date of the Annual Meeting.

H. ERIC BOLTON, JR.
Chief Executive Officer – Mid-America Apartment Communities, Inc.

AGE	63
Mr. Bolton joined MAA in 1994 as Vice President of Development, was named Chief Operating Officer in February 1996, and was subsequently promoted to President in December 1996. Mr. Bolton has served as our Chief Executive Officer since October 2001, and he became our Chairman of the Board in September 2002.

Immediately prior to joining MAA, Mr. Bolton served as Executive Vice President and Chief Financial Officer of Trammell Crow Realty Advisors, for which he worked for more than five years. Prior to that, Mr. Bolton worked in the commercial banking industry for seven years.

LOCATION	Germantown, TN

MAA BOARD SERVICE
STATUS	Not Independent
TENURE	Director since February 1997
ROLE	- Chairman of the Board
- Chairman Real Estate Investment Committee

CURRENT PUBLIC DIRECTORSHIPS
EastGroup Properties, Inc.
FORMER PUBLIC DIRECTORSHIPS WITHIN PAST 5 YEARS
None

MAA KEY EXPERIENCE, QUALIFICATIONS AND SKILLS		ADDITIONAL EXPERIENCE AND EXPERTISE
⌂	Real Estate Industry – Investment	⌂	Multifamily operations
⌂	Real Estate Industry – Development/Construction	⌂	REIT structure
⌂	Public Company Platforms	⌂	Advisory Board of Governors of NAREIT
⌂	Financial Literacy	⌂	Previously on Executive Committee of National Multifamily Housing Council
⌂	Capital Markets
⌂	Strategic Planning and Oversight	⌂	Civic and community development
⌂	Risk Oversight
⌂	Organization Leadership
⌂	Corporate Governance

RUSSELL R. FRENCH

AGE	74
Mr. French has been a special limited partner of Moseley & Co. VI, LLC since 2007 and a Class B Partner of both Moseley & Co. VII, LLC and Moseley & Co. SBIC, LLC since 2014. In addition, Mr. French has been a member of Moseley & Co. V, LLC, the general partner of a venture capital fund, since 2000.

Mr. French is a retired venture capitalist and was previously a member of Moseley & Co. III and a partner of Moseley & Co. II, positions he held for more than five years. Prior to his career as a venture capitalist, Mr. French was a securities lawyer for King & Spalding LLP for 15 years. Mr. French is an Emeritus Trustee of Emory University.

LOCATION	Atlanta, GA

MAA BOARD SERVICE
STATUS	Independent
TENURE	Director since December 2016
ROLE	- Audit Committee
- SEC Financial Expert

CURRENT PUBLIC DIRECTORSHIPS
None
FORMER PUBLIC DIRECTORSHIPS WITHIN PAST 5 YEARS
Post Properties, Inc. (1993-2016)

MAA KEY EXPERIENCE, QUALIFICATIONS AND SKILLS		ADDITIONAL EXPERIENCE AND EXPERTISE
⌂	Real Estate Industry – Investment	⌂	Industry and business analysis
⌂	Public Company Platforms	⌂	Long-term company performance analysis
⌂	Financial Literacy	⌂	Public board Audit Committee service
⌂	Capital Markets	⌂ ⌂	Securities law SEC Financial Expert
⌂	Strategic Planning and Oversight
⌂	Risk Oversight	⌂	Historical knowledge and perspective of Post Properties Inc. portfolio
⌂	Organization Leadership
⌂	Corporate Governance

2020 PROXY STATEMENT	23

ALAN B. GRAF, JR.
Chief Financial Officer – FedEx Corporation

AGE	66
Mr. Graf has been the Executive Vice President and Chief Financial Officer of FedEx Corporation since 1998 and is a member of FedEx Corporation’s Executive Committee. Mr. Graf served as Executive Vice President and Chief Financial Officer for FedEx Express, FedEx’s predecessor, from 1991 to 1998. Mr. Graf joined FedEx in 1980 as a senior financial analyst and held various management positions throughout the Finance Division prior to 1991.

Mr. Graf also serves on the boards of the Indiana University Foundation and the University of Memphis.

LOCATION	Memphis, TN

MAA BOARD SERVICE
STATUS	Independent
TENURE	Director since June 2002
ROLE	- Lead Independent Director
- Chairman Audit Committee
- SEC Financial Expert

CURRENT PUBLIC DIRECTORSHIPS
NIKE, Inc.
FORMER PUBLIC DIRECTORSHIPS WITHIN PAST 5 YEARS
None

MAA KEY EXPERIENCE, QUALIFICATIONS AND SKILLS		ADDITIONAL EXPERIENCE AND EXPERTISE
⌂	Public Company Platforms	⌂	SEC Financial Expert
⌂	Financial Literacy	⌂	Public board Audit Committee Chairman service
⌂	Capital Markets	⌂	Technology and cybersecurity
⌂	Strategic Planning and Oversight	⌂	Management and development of geographically dispersed human capital
⌂	Risk Oversight
⌂	Organization Leadership	⌂	Succession planning
⌂	Corporate Governance

GOVERNANCE NOTE:  On March 9, 2020, FedEx Corporation announced that Mr. Graf will retire effective December 31, 2020. His successor will become EVP and CFO-Elect effective June 1, 2020 and will assume the role of CFO on September 22, 2020. Mr. Graf will serve as CFO until September 22, 2020 and remain at FedEx Corporation as executive vice president and senior advisor through the end of the year to ensure a smooth transition of responsibilities.

TONI JENNINGS
Chairman of the Board of Directors – Jack Jennings & Sons, Inc.

AGE	71
Ms. Jennings currently serves as the Chairman of the Board of Jack Jennings & Sons, Inc., a commercial construction firm, a position she has held for 13 years.

Ms. Jennings served as the first female Lieutenant Governor for the State of Florida from 2003 to 2007. Prior to that, Ms. Jennings served as President of Jack Jennings & Sons, Inc. from 1982 to 2003. During this time, Ms. Jennings also served in the Florida state legislature, from 1976 to 2000, including 20 years in the Florida Senate where she served the last four years as Senate President.

Ms. Jennings also serves on the boards of Seaside National Bank and Trust, Nemours Foundation and Winter Park Health Foundation.

LOCATION	Orlando, FL

MAA BOARD SERVICE
STATUS	Independent
TENURE	Director since December 2016
ROLE	- Compensation Committee
- Nominating and Corporate Governance Committee

CURRENT PUBLIC DIRECTORSHIPS
Brown & Brown, Inc.
Next Era Energy, Inc.
FORMER PUBLIC DIRECTORSHIPS WITHIN PAST 5 YEARS
Post Properties, Inc. (1993-2016)

MAA KEY EXPERIENCE, QUALIFICATIONS AND SKILLS		ADDITIONAL EXPERIENCE AND EXPERTISE
⌂	Real Estate Industry – Development/Construction	⌂	Legislative and political acumen
⌂	Public Company Platforms	⌂	Public board Compensation Committee service
⌂	Capital Markets	⌂	Non-profit leadership and oversight
⌂	Strategic Planning and Oversight	⌂	Civic and community development
⌂	Organization Leadership	⌂	Historical knowledge and perspective of Post Properties Inc. portfolio
⌂	Corporate Governance

2020 PROXY STATEMENT	24

JAMES K. LOWDER
Chairman of the Board of Directors and President – The Colonial Company

AGE	70
Mr. Lowder has served as Chairman of the Board of Directors and President of The Colonial Company and its subsidiaries since 1995.

Mr. Lowder is a member of the Home Builders Association of Alabama, the Greater Montgomery Home Builders Association, and serves on the Board of Directors of the Alabama Power Company, a subsidiary of Southern Company.

James K. Lowder is the brother of Thomas H. Lowder, another one of our directors.

LOCATION	Montgomery, AL

MAA BOARD SERVICE
STATUS	Independent
TENURE	Director since October 2013
ROLE	- Nominating and Corporate Governance Committee
- Real Estate Investment Committee

CURRENT PUBLIC DIRECTORSHIPS
None
FORMER PUBLIC DIRECTORSHIPS WITHIN PAST 5 YEARS
None

MAA KEY EXPERIENCE, QUALIFICATIONS AND SKILLS		ADDITIONAL EXPERIENCE AND EXPERTISE
⌂	Real Estate Industry – Development/Construction	⌂	Commercial real estate industry
⌂	Public Company Platforms	⌂	Alternative energy solutions
⌂	Strategic Planning and Oversight	⌂	Historical knowledge and perspective of Colonial Properties Trust portfolio
⌂	Organization Leadership
⌂	Corporate Governance

THOMAS H. LOWDER

AGE	70
Mr. Lowder served as the Chairman of the Board of Trustees for Colonial Properties Trust from 1993 to October 2013 and as its Chief Executive Officer from 1993 to 2006 and again from 2008 to 2013. Mr. Lowder became President and Chief Executive Officer of Colonial Properties, Inc., Colonial Properties Trust’s predecessor, in 1976.

Mr. Lowder also serves on the boards of the Children's Hospital of Alabama and Crippled Children's Foundation.

Thomas H. Lowder is the brother of James K. Lowder, another one of our directors.

LOCATION	Mountain Brook, AL

MAA BOARD SERVICE
STATUS	Independent
TENURE	Director since October 2013
ROLE	- Compensation Committee
- Real Estate Investment Committee

CURRENT PUBLIC DIRECTORSHIPS
None
FORMER PUBLIC DIRECTORSHIPS WITHIN PAST 5 YEARS
None

MAA KEY EXPERIENCE, QUALIFICATIONS AND SKILLS		ADDITIONAL EXPERIENCE AND EXPERTISE
⌂	Real Estate Industry – Investment	⌂	Multifamily, office and retail operations
⌂	Real Estate Industry – Development/Construction	⌂	MAA market expertise
⌂	Public Company Platforms	⌂	Management and development of geographically dispersed human capital
⌂	Financial Literacy
⌂	Capital Markets	⌂	Business operations in Southeast U.S. markets
⌂	Strategic Planning and Oversight	⌂	REIT structure
⌂	Risk Oversight	⌂	Public company compensation
⌂	Organization Leadership	⌂	Non-profit oversight
⌂	Corporate Governance	⌂	Succession planning
		⌂	Historical knowledge and perspective of Colonial Properties Trust portfolio

2020 PROXY STATEMENT	25

MONICA McGURK
Chief Growth Officer – Kellogg Company

AGE	50
Ms. McGurk has been the Chief Growth Officer of Kellogg Company since January 2019 after serving as Chief Revenue and eCommerce Officer upon joining the company in July 2018. Previously, Ms. McGurk served as the Chief Growth Officer for Tyson Foods, Inc. until September 2017, having joined the company in 2016 and serving as Executive Vice President of Strategy and New Ventures, and President of Foodservice. Prior to joining Tyson Foods, Inc., Ms. McGurk worked for The Coca-Cola Company as Senior Vice President, Strategy, Decision Support and eCommerce, North America Group from 2014 to 2016, and as Vice President, Strategy and eCommerce from 2012 to 2014.

Prior to her employment with The Coca-Cola Company, Ms. McGurk served for eight months as the Chief Executive Officer of The Alumni Factor, a digital media and information services start up. From 1992 to 2012, Ms. McGurk served in a variety of roles at McKinsey & Company, a global management consulting firm, including eight years as a partner.

Ms. McGurk recently served on the Governor’s Blue Ribbon Commission on Advanced Analytics and Computing for the State of Arkansas and was a presenter for the Center for Women in Leadership Executive Speaker Series in 2019.

LOCATION	Winnetka, IL

MAA BOARD SERVICE
STATUS	Independent
TENURE	Director since March 2016
ROLE	- Compensation Committee
- Nominating and Corporate Governance Committee

CURRENT PUBLIC DIRECTORSHIPS
None
FORMER PUBLIC DIRECTORSHIPS WITHIN PAST 5 YEARS
None

MAA KEY EXPERIENCE, QUALIFICATIONS AND SKILLS		ADDITIONAL EXPERIENCE AND EXPERTISE
⌂	Public Company Platforms	⌂	Advanced analytics and consumer insights
⌂	Financial Literacy	⌂	Digital marketing
⌂	Strategic Planning and Oversight	⌂	eCommerce
⌂	Risk Oversight	⌂	Enhanced branding
⌂	Organization Leadership	⌂	Innovation in web-based services
⌂	Corporate Governance	⌂	Change and growth management

CLAUDE B. NIELSEN
Chairman of the Board of Directors – Coca-Cola Bottling Company United, Inc.

AGE	69
Mr. Nielsen has served as the Chairman of the Board of Directors for Coca-Cola Bottling Company United, Inc. since 2003. Mr. Nielsen served as Chief Executive Officer of Coca-Cola Bottling Company United, Inc. from 1991 to his planned retirement in 2016, having been previously appointed as President in 1990. Prior to 1990, Mr. Nielsen served as President of Birmingham Coca-Cola Bottling Company.

Mr. Nielsen is currently a board member of the American Beverage Association.

LOCATION	Birmingham, AL

MAA BOARD SERVICE
STATUS	Independent
TENURE	Director since October 2013
ROLE	- Chairman Nominating and Corporate Governance Committee
- Compensation Committee

CURRENT PUBLIC DIRECTORSHIPS
None
FORMER PUBLIC DIRECTORSHIPS WITHIN PAST 5 YEARS
None

MAA KEY EXPERIENCE, QUALIFICATIONS AND SKILLS		ADDITIONAL EXPERIENCE AND EXPERTISE
⌂	Public Company Platforms	⌂	Management and development of geographically dispersed human capital
⌂	Financial Literacy
⌂	Capital Markets	⌂	Business operations in Southeast U.S. markets
⌂	Strategic Planning and Oversight	⌂	Succession planning
⌂	Risk Oversight	⌂	Historical knowledge and perspective of Colonial Properties Trust portfolio
⌂	Organization Leadership
⌂	Corporate Governance

2020 PROXY STATEMENT	26

PHILIP W. NORWOOD
Chairman of the Board of Directors – Pacelot Milliken Enterprises, Inc.

AGE	72
Mr. Norwood served as the President and Chief Executive Officer of Faison Enterprises, Inc., a real estate development and investment company, from 1994 until his retirement in March 2013. Prior to joining Faison Enterprises, Inc., Mr. Norwood was Chief Executive Officer and Chairman of Trammell Crow Realty Advisors, and also served as Vice Chairman of Trammell Crow Company.

Currently, Mr. Norwood is Principal at Haviland Capital, LLC, a real estate development and private equity investment firm. Mr. Norwood has been a member of several real estate associations and serves as the Chairman of the Board of Directors for Pacolet Milliken Enterprises, Inc.

LOCATION	Waxhaw, NC

MAA BOARD SERVICE
STATUS	Independent
TENURE	Director since August 2007
ROLE	- Chairman Compensation Committee
- Real Estate Investment Committee

CURRENT PUBLIC DIRECTORSHIPS
None
FORMER PUBLIC DIRECTORSHIPS WITHIN PAST 5 YEARS
None

MAA KEY EXPERIENCE, QUALIFICATIONS AND SKILLS		ADDITIONAL EXPERIENCE AND EXPERTISE
⌂	Real Estate Industry – Investment	⌂	Participation in real estate associations
⌂	Real Estate Industry – Development/Construction	⌂	Business operations in Southeast U.S. markets
⌂	Capital Markets
⌂	Strategic Planning and Oversight
⌂	Risk Oversight
⌂	Organization Leadership

W. REID SANDERS
President – Sanders Properties, LLC

AGE	70
Mr. Sanders was the co-founder and served as the Executive Vice President of Southeastern Asset Management, and the President of Longleaf Partners Funds, from 1975 to 2000. Prior to 1975, Mr. Sanders served as an investment officer and worked in credit analysis and commercial lending in the banking industry from 1971 to 1975.

Mr. Sanders currently serves as the President of Sanders Properties, LLC. In addition, Mr. Sanders serves on the Board of Directors of Independent Bank, is on the Advisory Board of SSM Venture Partners III, L.P. and serves on the Investment Committee for several limited partnerships involved in commercial real estate.

LOCATION	Memphis, TN

MAA BOARD SERVICE
STATUS	Independent
TENURE	Director since March 2010
ROLE	- Audit Committee

CURRENT PUBLIC DIRECTORSHIPS
Granite Point Mortgage Trust
Two Harbors Investment Corp.
FORMER PUBLIC DIRECTORSHIPS WITHIN PAST 5 YEARS
Silver Bay Realty Trust Corp. (2016-2017)

MAA KEY EXPERIENCE, QUALIFICATIONS AND SKILLS		ADDITIONAL EXPERIENCE AND EXPERTISE
⌂	Real Estate Industry – Investment	⌂	Commercial real estate
⌂	Public Company Platforms	⌂	Acquisition and divestiture transaction analysis
⌂	Financial Literacy	⌂	REIT structure
⌂	Capital Markets
⌂	Strategic Planning and Oversight
⌂	Organization Leadership
⌂	Corporate Governance

2020 PROXY STATEMENT	27

GARY SHORB
Executive Director – The Urban Child Institute

AGE	69
Mr. Shorb served as the President and Chief Executive Officer of Methodist Le Bonheur Healthcare, an integrated healthcare system that comprises a seven-hospital operation with $2 billion in annual revenues, from 2001 to his planned retirement in 2016, continuing to serve as a Senior Advisor to the Chief Executive Officer through April 2017. Mr. Shorb joined Methodist Le Bonheur Healthcare in 1990 as Executive Vice President.

Before joining Methodist Le Bonheur Healthcare, Mr. Shorb served as President of the Regional Medical Center in Memphis, Tennessee for four years. Prior to his work in the healthcare industry, Mr. Shorb worked as a project engineer with Exxon and served as a Lieutenant Commander in the U.S. Navy.

Mr. Shorb serves on a number of civic and non-profit boards and is currently serving as the Executive Director of The Urban Child Institute.

LOCATION	Memphis, TN

MAA BOARD SERVICE
STATUS	Independent
TENURE	Director since May 2012
ROLE	- Audit Committee
- Nominating and Corporate Governance Committee

CURRENT PUBLIC DIRECTORSHIPS
None
FORMER PUBLIC DIRECTORSHIPS WITHIN PAST 5 YEARS
None

MAA KEY EXPERIENCE, QUALIFICATIONS AND SKILLS		ADDITIONAL EXPERIENCE AND EXPERTISE
⌂	Financial Literacy	⌂	Critical service industry expertise
⌂	Strategic Planning and Oversight	⌂	Management and development of geographically dispersed human capital
⌂	Risk Oversight
⌂	Organization Leadership	⌂	Business operations in Southeast U.S. markets
		⌂	Non-profit leadership and oversight
		⌂	Civic and community development
		⌂	Succession planning

DAVID P. STOCKERT

AGE	58
In 2019, Mr. Stockert became one of three general partners in Sweetwater Opportunity Fund, L.P., an Atlanta-based private real estate investment fund.

Mr. Stockert served as Chief Executive Officer and President of Post Properties, Inc. from 2002 to 2016, and as its President and Chief Operating Officer from 2001 to 2002.

Prior to joining Post Properties, Inc., Mr. Stockert served as Executive Vice President of Duke Realty Corporation from 1999 to 2000, and as Senior Vice President and Chief Financial Officer of Weeks Corporation from 1995 to 1999. Prior to joining Weeks Corporation, Mr. Stockert was an investment banker and a certified public accountant.

Mr. Stockert currently serves on the boards of multiple civic and charitable organizations in the Atlanta area.

LOCATION	Atlanta, GA

MAA BOARD SERVICE
STATUS	Non-Management
TENURE	Director since December 2016
ROLE	- Real Estate Investment Committee

CURRENT PUBLIC DIRECTORSHIPS
Duke Realty Corporation
FORMER PUBLIC DIRECTORSHIPS WITHIN PAST 5 YEARS
Post Properties, Inc. (2002-2016)

MAA KEY EXPERIENCE, QUALIFICATIONS AND SKILLS		ADDITIONAL EXPERIENCE AND EXPERTISE
⌂	Real Estate Industry – Investment	⌂	Multifamily operations
⌂	Real Estate Industry – Development/Construction	⌂	MAA market expertise
⌂	Public Company Platforms	⌂	Management and development of geographically dispersed human capital
⌂	Financial Literacy
⌂	Capital Markets	⌂	Business operations in Southeast U.S. markets
⌂	Strategic Planning and Oversight	⌂	REIT structure
⌂	Risk Oversight	⌂	Digital marketing
⌂	Organization Leadership	⌂	Non-profit leadership and oversight
⌂	Corporate Governance	⌂	Civic and community development
		⌂	Historical knowledge and perspective of Post Properties Inc. portfolio

2020 PROXY STATEMENT	28

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have adopted a Code of Conduct, which specifies our policy relating to conflicts of interest. The Code of Conduct states that a “conflict of interest” exists when an individual’s private interests interfere in any way or would appear from the perspective of a reasonable person to interfere in any way with the interests of MAA. Under the Code of Conduct, an associate who becomes aware of a potential conflict of interest must report the conflict to a supervisor, our Legal department, Internal Audit department or Human Resources group. If the potential conflict of interest involves our CEO, any of our executive officers, or a director, our Board will determine whether to grant a waiver if a conflict of interest is determined to exist. On an annual basis, the Nominating and Corporate Governance Committee, as well as the full Board, reviews the independence of each director, all transactions involving related parties and any potential conflict of interests. In addition, our Audit Committee charter specifies that the Audit Committee will review and discuss with management and our independent registered public accounting firm material related party transactions as required by applicable accounting and regulatory pronouncements. All transactions involving related parties must be approved by a majority of the disinterested members of our Board.

Based on the information presented to it, the Board and the Nominating and Corporate Governance Committee determined that no related party transactions occurred or were proposed since the beginning of 2019.

MATERIAL RELATIONSHIPS

None of our non-management directors had relationships with us during 2019 that the Board determined were material.

INDEBTEDNESS OF MANAGEMENT

None of our NEOs nor directors were indebted to us during 2019.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Messrs. Norwood (Chairman), J. Lowder and Nielsen, and Mses. Jennings and McGurk served as members of the Compensation Committee during 2019. None of the members of the Compensation Committee is or was an officer or associate of MAA. During 2019, none of our NEOs served as a director or member of the Compensation Committee of any other entity whose executive officers served on our Board or Compensation Committee.

DIRECTOR COMPENSATION

COMPENSATION PHILOSOPHY

Upon recommendations from the Compensation Committee, the Board sets compensation for our non-management directors. Directors who are associates of MAA are not compensated for serving on the Board. In considering their recommendation to the Board on non-management director compensation, the Compensation Committee endeavors to establish a compensation program that will adequately recognize the efforts and contributions of the non-employee directors and facilitate the attraction and retention of highly qualified directors. In doing so, the committee considers many factors including the level of responsibility and liability assumed by directors, the time commitment involved, the level of expertise and skill the Board wishes to attract and retain and the additional responsibilities associated with serving on committees, as a chairman of a committee or as the Lead Independent Director.

The Board believes that the approach towards non-management director compensation should reflect the values used in setting executive compensation in that it should be generally in line with the median compensation offered at comparable peer companies, reflect a mix of both cash and equity compensation to ensure alignment with our shareholders and be sustainable over the long-term.

The consultant hired by the Compensation Committee to assist with setting executive compensation is periodically engaged to benchmark and recommend appropriate compensation for our non-management directors.

2019 COMPENSATION PROGRAM

As non-management director compensation had been unchanged in 2018 from the 2017 compensation package, the Compensation Committee retained an external compensation consultant from Pearl Meyer to benchmark director compensation and provide insight into current trends and compensation structures with the goal of setting total compensation near the median level of MAA’s comparative peer group for compensation. The compensation consultant utilized the same peer group as established to evaluate executive compensation and found that while the compensation program design was in line with industry peers and the broader market in terms of structure, the average non-employee director pay was below the peer group 50th percentile.

2020 PROXY STATEMENT	29

Primarily based on the compensation consultant’s analysis and recommendations, the Board increased the average non-employee director total compensation for 2019 to just under the 50th percentile benchmark level from the 2018 study.

ANNUAL CASH FEES

The below 2019 annual cash fees were awarded to non-employee directors in quarterly installments following our routine quarterly Board meetings. Committee chairmen do not receive their respective committee’s service fee in addition to their chairman fee.

$75,000	Board service
$20,000	Audit Committee Chairman
$10,000	Audit Committee service
$17,500	Compensation Committee Chairman
$8,750	Compensation Committee service
$12,500	Nominating and Corporate Governance Chairman
$6,250	Nominating and Corporate Governance service
$7,500	Real Estate Investment Committee service
$25,000	Lead Independent Director

GRANTS OF SHARES OF RESTRICTED STOCK

Shares of restricted stock are granted to non-employee directors following election to the Board. These shares of restricted stock vest at the end of the director’s annual term. Dividends equivalent to the dividends paid on shares of common stock are paid on these shares of restricted stock prior to vesting. Directors who choose to leave the Board before their term is completed for reasons other than retirement, disability or death, forfeit their granted shares of restricted stock.

$130,000	Value of annual grant
The actual number of shares of restricted stock issued to each non-management director (1,140 shares) was based on the closing stock price on May 21, 2019, ($114.01), the day of election to the Board by shareholders.

DEFERRED COMPENSATION

In accordance with our Director Deferred Compensation Plan, directors have the option of having the comparable value of phantom stock issued into a deferred compensation account in lieu of receiving their annual cash fees and/or their grant of shares of restricted stock. If directors choose to defer their compensation in this manner, the compensation is paid out in two annual installments either in shares of our common stock or in the cash equivalent, at the director’s election, beginning in the year following the year in which the director retires from the Board.

Dividends equivalent to the dividends paid on shares of common stock are paid on these shares of phantom stock prior to payout of the shares. All dividends paid on shares of phantom stock prior to payout are dividend reinvested into additional shares of phantom stock which are also deferred under the plan.

MINIMUM SHARE OWNERSHIP REQUIREMENT

Within five years of joining the Board, non-employee directors are expected to own five times the cash portion of their annual cash fees (regardless of whether issued as cash or deferred), in MAA shares or the equivalent. All non-employee directors are in compliance with this share ownership requirement.

MIX OF COMPENSATION ELEMENTS

The below represents the average mix of compensation elements available to non-employee directors and as actually awarded in 2019 based on the respective role(s) each non-employee director held during 2019, and the payout elections each director made.

AVERAGE MIX OF 2019 COMPENSATION ELEMENTS

As Offered to Non-Employee Directors	As Elected By and Paid To Non-Employee Directors

CAPS ON NON-EMPLOYEE DIRECTOR COMPENSATION

Under the Second Amended and Restated MAA 2013 Stock Incentive Plan approved by shareholders at the 2018 Annual Meeting of Shareholders, the total value of cash paid to a director in one calendar year cannot exceed $250,000 and the total value of equity awards granted to a director in one calendar year cannot exceed $400,000.

2020 PROXY STATEMENT	30

DIRECTOR COMPENSATION TABLE

The table below represents the compensation earned by each non-employee director during 2019.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	All Other Compensation ($) (3)	Total ($)
Russell R. French (4)	$85,000	$129,971	$4,860	$219,831
Alan B. Graf, Jr. (4)	$120,000	$129,971	$4,860	$254,831
Toni Jennings	$90,000	$129,971	$4,860	$224,831
James K. Lowder	$85,625	$129,971	$4,860	$220,456
Thomas H. Lowder (4)	$86,875	$129,971	$4,860	$221,706
Monica McGurk (4)	$90,000	$129,971	$4,860	$224,831
Claude B. Nielsen	$96,250	$129,971	$4,860	$231,081
Philip W. Norwood (4)	$103,125	$129,971	$4,860	$237,956
W. Reid Sanders (4)	$88,750	$129,971	$4,860	$223,581
Gary Shorb (4)	$88,125	$129,971	$4,860	$222,956
David P. Stockert (4)	$82,500	$129,971	$4,860	$217,331

(1)	Represents annual cash fees regardless of whether they were paid as cash or deferred by the director and issued as phantom stock in the Director Deferred Compensation plan.

(2)	Represents the grant of 1,140 shares of restricted stock to each non-employee director on May 21, 2019 at the closing stock price of $114.01. The shares of restricted stock will vest on May 21, 2020, dependent upon continued service on the Board through the end of the director’s term. Each non-employee director had aggregate restricted stock awards of 1,140 shares outstanding at December 31, 2019

(3)	Represents the dividends paid during 2019 on outstanding shares of restricted stock regardless of whether an 83(b) election was made or if the director elected to have the underlying shares issued as phantom stock in the Director Deferred Compensation Plan.

(4)	These directors elected to have their annual cash fees issued as shares of phantom stock in the Director Deferred Compensation Plan. The table below represents the aggregate number of shares of phantom stock issued.

Name	Phantom Stock Issued
Russell R. French	706
Alan B. Graf, Jr.	996
Thomas H. Lowder	718
Monica McGurk	747
Philip W. Norwood	858
W. Reid Sanders	739
Gary Shorb	729
David P. Stockert	685

2020 PROXY STATEMENT	31

EXECUTIVE COMPENSATION

PROPOSAL 2: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

MATTER TO BE VOTED
Advisory (non-binding) vote to approve NEO compensation as disclosed in this Proxy Statement.

Section 14A of the Exchange Act requires that we provide our shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our NEOs. As such, shareholders are asked to approve the compensation paid to our NEOs as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules, including the disclosures in the Compensation Discussion and Analysis and Executive Compensation Tables sections of this Proxy Statement.

VOTE REQUIRED
This proposal will be approved if the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal.

The vote under this proposal is advisory, and therefore, not binding on us, our Board or the Compensation Committee. However, our Board, including the Compensation Committee, values the opinions of our shareholders and, to the extent there is a significant vote against the NEO compensation as disclosed in this Proxy Statement, the Board will consider what actions may be appropriate.

IMPACT OF ABSTENTIONS
Abstentions will have no legal effect on whether this proposal is approved.

IMPACT OF BROKER NON-VOTES
Broker non-votes will have no legal effect on whether this proposal is approved.

BOARD RECOMMENDATION
Our Board recommends a vote FOR the compensation of our NEOs as disclosed in this Proxy Statement.

EXECUTIVE OFFICERS OF THE REGISTRANT
The following individuals served as our NEOs in 2019.

H. ERIC BOLTON, JR.	AGE 63
Mr. Bolton joined us in 1994, initially serving as Vice President of Development before being promoted to COO in February 1996 and subsequently appointed as President in December 1996. Mr. Bolton was named CEO in October 2001 and became Chairman of the Board in September 2002. Prior to joining us, Mr. Bolton was with Trammell Crow Company for more than five years, and was EVP and CFO of Trammell Crow Realty Advisors. Prior to that, Mr. Bolton worked in the commercial banking industry for seven years.

THOMAS L. GRIMES, JR.	AGE 51
Mr. Grimes joined us in 1994, initially working on site at one of our multifamily properties. Mr. Grimes held various operational positions, including Director of Property Management and Director of Business Development where he worked with our joint venture partners, managed our new development efforts and directed our ancillary income business, before being promoted to COO in December of 2011.

ALBERT M. CAMPBELL, III	AGE 53
Mr. Campbell joined us in 1998, initially responsible for our external reporting and forecasting efforts. Mr. Campbell held various financial positions, including Treasurer and Director of Financial Planning where he was responsible for managing the funding requirements of the business to support corporate strategy, before being promoted to CFO in January 2010. Prior to joining us, Mr. Campbell worked as a Certified Public Accountant with Arthur Andersen and served in various finance and accounting roles with Thomas & Betts Corporation.

ROBERT J. DELPRIORE	AGE 52
Mr. DelPriore joined us in August 2013 as our EVP and GC, initially responsible for the development of our internal Legal Department before adding responsibility for Enterprise Risk Management and our Commercial Division. Prior to joining us, Mr. DelPriore was a partner in the securities department of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC from February 2008 through August 2013 and in the corporate securities group of Bass, Berry & Sims PLC; during both of which he served as counsel to MAA.

As described in detail under the heading Compensation Discussion and Analysis in this Proxy Statement, we seek to closely align the interests of our NEOs with the interests of our shareholders. Our compensation programs are designed to reward for the achievement of individual, functional unit and company strategic goals, as well as long-term shareholder value creation, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.

The vote on this proposal is not a vote on our general compensation policies, compensation of the Board, or our compensation policies as they relate to risk management. It is also not a vote intended to address any specific element of compensation. The vote relates to the compensation of our NEOs as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. While the vote is an advisory, non-binding vote, our Board values shareholder input on executive compensation and the Compensation Committee will consider the results of this vote in determining future compensation. We conduct this vote on an annual basis, and the next such vote will take place with our 2021 Annual Meeting of Shareholders.

2020 PROXY STATEMENT	32

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis section provides a detailed discussion of our executive compensation. It begins with our compensation philosophy and objectives, then describes the process we undertake to set executive compensation including the factors we consider when making compensation decisions. We then discuss the structure and individual elements of our executive compensation program and review the compensation awarded to our CEO and other NEOs in 2019.

Throughout this Compensation Discussion and Analysis section, we have included our rationale for our executive compensation decisions and how we believe the compensation set for our executives helps MAA achieve the strategic vision of the Board and supports the long-term best interests of our shareholders.

To help you navigate the discussion, the following is a detailed outline of the topics covered in this Compensation Discussion and Analysis section.

TABLE OF CONTENTS

TOTAL DIRECT COMPENSATION APPROACH	34	PHILOSOPHY AND OBJECTIVES
	34	DECISION MAKING PROCESS
	35	Say on Pay
	35	Role of Compensation Consultant
	35	Compensation Consultant Independence
	36	Market Benchmarking Considerations
	36	Compensation Comparator Group
	36	Findings of Compensation Consultant
	37	Role of Executive Management
	37	Risk Considerations
	38	Compensation Governance Considerations
	39	Other Considerations
	39	Tax and Accounting Implications of Compensation

PROGRAM STRUCTURE AND GOVERNANCE	40	TOTAL DIRECT COMPENSATION STRUCTURE
	41	Base Salary
	41	AIP
	43	LTIP
	44	2019 TARGET COMPENSATION
	46	2019 COMPENSATION CAPS

2019 DIRECT EXECUTIVE COMPENSATION	46	2019 MAA PERFORMANCE
	46	Overall MAA Financial Performance
	47	AIP and LTIP Financial Metric Performance
	47	Other Highlights
	48	Returns to Shareholders
	49	2019 DIRECT EXECUTIVE COMPENSATION REALIZED
	49	2019 Direct Compensation Plans
	50	Other Direct Compensation Realized in 2019
	51	OTHER COMPENSATION ELEMENTS

CONCLUSION	52	CONCLUSION

2020 PROXY STATEMENT	33

TOTAL DIRECT COMPENSATION APPROACH

PHILOSOPHY AND OBJECTIVES

The primary objective of our executive compensation program is to drive key business and strategic goals over various time frames in support of long-term shareholder value creation. We also seek to provide fair and competitive pay opportunities that align with both overall MAA and individual performance, shareholder interests and sound corporate governance practices. The Compensation Committee, and the Board in regards to the CEO, believes that, to implement this philosophy and create a balanced and reasonable compensation package in the best long-term interests of our shareholders, the below objectives must be considered and reflected in the program.

The Board does not apply a specific weight or otherwise necessarily value one individual concept over another as the concepts deemed to be of most relevance may change over time reflecting changing compensation environments and MAA’s strategic initiatives. The numbers have been provided to assist in understanding how our compensation objectives are integrated in the structure and elements of our executive compensation package as discussed throughout the remainder of the Total Direct Compensation Approach section of this Proxy Statement.

ATTRACT AND RETAIN

Total executive compensation should be sufficiently competitive against other REITs and well-managed companies within the real estate industry to attract and retain highly qualified executive management with the appropriate expertise and leadership abilities.

NOT OVERPAY

Total Target direct compensation is generally positioned at or near 50th percentile market values for similar roles at industry peers and other comparable companies, with a heavy emphasis on performance-based variable pay.

AVOID UNDUE RISK

Compensation elements and plans should not overly incentivize executive management to take undue risks.

FAIR AND EQUITABLE

Total compensation opportunities should be fair and equitable amongst the executive officers, across all MAA associates and within our industry, reflecting the breadth, scope and complexity of the individual role.

REFLECT RESPONSIBILITIES AND QUALIFICATIONS

Total compensation opportunities should reflect each respective executive’s ability to impact overall MAA performance and experience, expertise and proven performance within his or her role.

QUANTIFIABLE

Total compensation should be clearly defined and based on measurable objectives.

ALIGN WITH MAA’S CULTURE

Total compensation opportunities should encourage ethical leadership aligned with MAA’s culture statement and Code of Conduct.

ALIGN WITH OVERALL MAA PERFORMANCE (PAY FOR PERFORMANCE)

Total compensation opportunities should align executive management interests with overall MAA performance.

BALANCE ANNUAL AND LONG-TERM STRATEGIC GOALS

Total compensation opportunities should incentivize a balance between delivering annual results and ensuring long-term performance.

REWARD SUPERIOR PERFORMANCE

Total compensation should reward executives for achieving superior individual and overall MAA performance which exceeds Target goals.

ALIGN WITH SHAREHOLDERS

Total compensation should align the financial interests and goals of our executives with those of our shareholders.

REWARD FOR CREATING LONG-TERM SHAREHOLDER VALUE

Executive management should benefit from creating long-term shareholder value.

SUSTAINABLE

Total compensation packages should be sustainable to ensure consistency in our ability to retain qualified executive management and to continue to create long-term value for our shareholders in the future.

SUPPORTED BY SHAREHOLDERS

Executive compensation packages should have the support of our shareholders.

DECISION MAKING PROCESS

The Compensation Committee is responsible for the compensation of executive management, both in terms of establishing the form and opportunities for each executive and in overseeing the actual awards made to each executive under our compensation plans. In regards to the CEO, the Compensation Committee makes recommendations to our Board and the non-management directors vote to approve CEO compensation.

2020 PROXY STATEMENT	34

The Compensation Committee considers many factors and, from time-to-time, obtains input related to certain aspects of executive compensation from the non-management directors as well as other non-Board sources, including external consultants. The committee does not have a pre-defined framework that determines which factors may be more or less important, and the emphasis placed on any given factor may vary both among the respective executives and over time.

Ultimately, it is the Compensation Committee’s judgment of all factors it deems relevant at any given time that forms the basis for determining the executive compensation set for our CEO and other NEOs.

SAY ON PAY

The Compensation Committee carefully considers the results of the vote by shareholders to approve executive compensation. Due to the long-term nature of some compensation elements, the committee also feels it is important to obtain shareholder feedback on a routine, frequent basis. As such, the Board, on behalf of the Compensation Committee, has always recommended that the frequency of the vote to approve executive compensation be done on an annual basis.

The Compensation Committee considers the results of the shareholder vote on executive compensation from prior meetings when establishing executive compensation packages, and believes the historical Say on Pay vote outcomes are an endorsement by shareholders of their overall total compensation package and approach for our NEOs.

94.3% APPROVAL FOR Say on Pay in 2019	Annual Say on Pay Shareholder Vote APPROVED EVERY YEAR Since Introduced in 2011	Say on Pay AVERAGE APPROVAL RATE Since 2011 96%

ROLE OF COMPENSATION CONSULTANT

The Compensation Committee has the power and authority to hire outside advisors or consultants to assist the committee in fulfilling its responsibilities, at MAA’s expense and upon terms established by the Compensation Committee. The Compensation Committee routinely hires external consultants to assist in reviewing our executive compensation program, establishing an appropriate benchmark comparator group, benchmarking plan design, mix of compensation elements and level of compensation opportunities, and evaluating risks associated with our executive compensation program.

The Compensation Committee hired Pearl Meyer in 2018 to assist with the review and development of the executive and non-employee director compensation program for 2019.

Compensation Consultant Independence

Prior to the retention of a compensation consultant or any other external advisor, and from time-to-time as the Compensation Committee deems appropriate, the Compensation Committee assesses the independence of such advisor from management, taking into consideration all factors relevant to such advisor’s independence, including the factors specified in NYSE listing standards.

The Compensation Committee assessed the independence of Pearl Meyer, taking into account the factors listed below.

■	The policies and procedures the consultant has in place to prevent conflicts of interest

■	Any business or personal relationships between the consultant and the members of the Compensation Committee

■	Any ownership of MAA common stock by the individuals whom perform consulting services for the Compensation Committee

■	Any business or personal relationship of the firm with any of our executive officers

Pearl Meyer provided the Compensation Committee with appropriate assurances and confirmation of its independent status pursuant to the factors indicated above. The Compensation Committee believes that Pearl Meyer has been independent throughout their service to the committee and that there is no conflict of interest between the firm and the Compensation Committee.

2020 PROXY STATEMENT	35

MARKET BENCHMARKING CONSIDERATIONS

The Compensation Committee considers benchmark information when establishing and measuring the competitiveness of various aspects of our executive compensation packages, including the items listed below.

■	Base salary ranges

■	Annual and long-term incentive award ranges

■	Mix of cash and equity award opportunities

■	Target performance opportunities

■	Total direct compensation

■	Validity of package design and performance measures

While we believe that the type and levels of compensation opportunities we provide should be competitively reasonable and appropriate for our business needs and circumstances, the Compensation Committee’s approach is to consider competitive compensation practices amongst other relevant factors rather than establishing compensation at specific benchmark percentiles. This enables us to respond to changes in the labor market and provides us with flexibility in maintaining and enhancing the engagement, focus and motivation of our executives.

Broadly, however, unless otherwise warranted by performance, the Compensation Committee believes it is generally appropriate to be relatively in line with 50th percentile Target pay levels for comparable organizations against which MAA competes for business and executive talent and does not believe it is reasonable or appropriate for Target executive compensation to be materially outside of comparative benchmark ranges (either above the 75th percentile or below the 25th percentile) whether in terms of individual elements of the compensation program or overall total Target executive compensation.

Compensation Comparator Group

The Compensation Committee believes it is critical to select the appropriate comparator group for benchmarking purposes. In conjunction with consulting with our Compensation Committee to set 2019 executive compensation, Pearl Meyer reviewed our then current peer group considering various factors representing enterprise size and value, governance rankings, TSR performance, credit ratings, business models, markets and financial statistics, among other items. Pearl Meyer also reviewed REITs utilized by our multifamily peers for their peer groups as well as other REITs across various sectors in the industry. Any companies in extreme financial distress or which had poor executive pay governance perceptions were eliminated from consideration.

The Compensation Committee considered the analysis provided by Pearl Meyer and determined to adjust the peer group for determining 2019 compensation by adding two companies and removing three companies which had become incomparable to MAA’s enterprise value or were exhibiting significantly leveraged balance sheets or poor governance rankings.

The final comparator group adopted by the Compensation Committee for review of executive compensation for 2019 consisted of the companies listed below. At the time of the Pearl Meyer study in 2018, MAA was between the peer group 50th and 75th percentile in terms of size, as measured by revenues, assets and enterprise value.

Apartment Investment & Management Co.

AvalonBay Communities, Inc.

Boston Properties, Inc.

Brixmor Property Group, Inc.

Camden Property Trust

Duke Realty Corp.

Equity Residential

Essex Property Trust, Inc.

Extra Space Storage, Inc.

Federal Realty Investment Trust

Host Hotels & Resorts, Inc.

Kimco Realty Corp.

Public Storage

Regency Centers Corporation

UDR, Inc.

Findings of Compensation Consultant

Pearl Meyer performed a market pay analysis and provided the results of their benchmarking review, along with directional recommendations based on their market pay analysis at the September 2018 Compensation Committee meeting and the Compensation Committee considered the results of their analysis (as summarized below) in establishing the executive compensation program for 2019.

Company Performance
■	MAA’s performance, based on various financial metrics over the last one, two and three-year time periods, ranked between the comparator group 50th and 75th percentiles

■	MAA’s three-year TSR performance ranked above the 75th percentile of the comparator group and above the 50th percentile of the SNL US REIT Multifamily Index

Executive Compensation
■	MAA’s total direct compensation ranked at the 40th percentile of the comparator peer group and the 33rd percentile when compared to only the multifamily peers

■	MAA’s target mix placed similar weighting on variable versus fixed compensation as the 50th percentile

■	MAA’s target long term incentive plan places a slightly greater emphasis on performance shares than restricted stock versus the peer group overall average

2020 PROXY STATEMENT	36

Overall, the Compensation Committee believed the results of the analysis indicated that total direct compensation in relation to performance and shareholder value creation was directionally misaligned with the comparator peer group. The Compensation Committee also considered that the responsibilities for some of our NEOs are broader than market benchmarks. As a result, and after consideration of other factors, the Compensation Committee felt it was appropriate to adopt moderate increases in base salaries and the opportunities under the AIP and LTIP plan for the NEOs for 2019.

ROLE OF EXECUTIVE MANAGEMENT

While our CEO does participate in general meetings of the Compensation Committee and provides input on compensation decisions related to the other NEOs, he does not participate in executive sessions of the Compensation Committee nor does he participate in any discussions determining his own compensation. Annually, upon request from the Compensation Committee, our CEO provides the committee with data pertinent to his and the other executive’s performance and compensation. Generally this information pertains to the achievement of individual functional goals.

At the end of any incentive plan measurement period, our CEO presents base results of the plan for the Compensation Committee’s review and, if necessary, further evaluation and/or adjustment. The base results are calculated and prepared by our Chief Ethics and Compliance Officer and Corporate Secretary according to the underlying plan documents and then reviewed by the Director of Finance prior to presentation to the Compensation Committee.

All incentive plans and any payments made thereunder are developed, adopted and awarded by the Compensation Committee. All compensation related to our CEO is recommended by the Compensation Committee to our full Board, which ultimately has responsibility for approving CEO compensation.

RISK CONSIDERATIONS

The Compensation Committee annually evaluates the risks involved with all of our compensation programs, including risks specifically associated with our executive compensation program, and strives to design total compensation programs that mitigate those risks without diminishing the incentive nature of the compensation. Following its 2019 evaluation, the Compensation Committee determined that our compensation programs do not create risks that are reasonably likely to have a material adverse impact on MAA.

The following are specific design factors that the Compensation Committee believes help to discourage undue risk taking and are therefore considered in determining the overall risk level of our executive and company-wide compensation programs.

Multiple Elements

All compensation programs include both fixed amounts (as in the case of base salary) and variable amounts dependent upon performance (as in the case of incentive plans). This balanced, multi-component approach discourages undue risk taking in any one area as the greatest reward comes from balancing the results of all elements of compensation opportunities.

Shareholder Approved Caps On Incentive Awards

The Second Amended and Restated MAA 2013 Stock Incentive Plan, which was approved by shareholders at the 2018 Annual Meeting of Shareholders limits the amount of performance based awards within a performance cycle granted to any one covered employee to 150,000 shares or $5 million for cash-based awards. The plan also limits the amount of stock option awards granted to any one associate within the calendar year to 100,000.

Individual Award Caps

In addition to the caps approved by shareholders for awards in general, each associate’s incentive program opportunity is capped. With respect to executive officers, these caps are set by the Compensation Committee and, with respect to the CEO, the Board upon Compensation Committee recommendation, at levels below the limits approved by shareholders.

Senior And Executive Awards Include Separate Short And Long Term Opportunities

Incentive opportunities for senior and executive management contain both short and long term elements. This balanced approach discourages undue risk taking as the greatest reward comes from balancing the results of both short and long term goals and ensures that executive management remains focused on both delivering results for today while also ensuring the ability to perform in the future.

2020 PROXY STATEMENT	37

Incentive Awards Are Tied To Performance (Pay For Performance)

Incentive opportunities are tied to individual and/or overall performance goals which are set in alignment with our annual and, in the case of senior and executive management, long term strategic goals. This ensures that management remains focused on executing the strategic vision of MAA.

Target Levels Are Tied To MAA Guidance And Industry Return Performance

Target opportunities for senior and executive management are tied to our publicly disclosed guidance and our relative performance to the industry. While this provides an opportunity to reward superior performance, it discourages undue risk taking because it does not require performance beyond that which is determined to be realistically achievable and set by MAA.

Performance Goals Are Tied To Measurable Metrics

Performance goals are tied to quantifiably measurable metrics and, in the case of senior and executive management, to financial information underlying our publicly disclosed financial statements which are audited by our independent registered public accounting firm and reviewed by the Audit Committee. This reduces the risk that performance results can be manipulated.

Senior And Executive Awards Include Equity Elements

Part of the total compensation opportunity for senior and executive management includes awards of MAA equity. This helps to align senior and executive management interests with those of our shareholders and discourages the risk of maximizing short term returns to the detriment of long-term goals, as associates will benefit from the increased value achieved for investors over time. In addition, equity elements help to ensure we do not over compensate if shareholder value is not being created.

External Compensation Consultant Advises On Executive Compensation Plans

The Compensation Committee utilizes an external compensation consultant to advise on the structure and opportunities set for executive compensation. This helps to ensure that MAA’s executive compensation plan opportunities both overall and on an individual NEO basis are in line with industry best practices and that we are neither over nor under paying our executive management team based on their role and responsibilities.

Oversight Of Award Calculations

All incentive plan award calculations are reviewed by management and, in the case of executive awards, by the Compensation Committee with support from our Corporate Secretary.

All Compensation Is Self-Funding

All elements of our compensation programs are self-funding in that performance measurements tied to performance based awards are calculated after the expense for the awards is taken into account. This minimizes the risk that associates benefit at our shareholders’ expense as awards under our compensation plans will not have a subsequent negative impact on our financial statements.

We believe that any risks arising from our compensation policies and practices for our associates, including our NEOs, are not reasonably likely to have a material adverse effect on the company. Furthermore, the Compensation Committee believes that the nature of the various elements of executive compensation does not encourage management to assume excessive risks.

COMPENSATION GOVERNANCE CONSIDERATIONS

In addition to the risk mitigating features and actions discussed under Risk Considerations, the Board has also established several corporate governance practices which are specifically related to executive compensation and also help to mitigate potential risks.

Share Ownership Guidelines

To align our NEOs’ long-term financial interests with those of shareholders, our CEO is required to own three times his base salary and other NEOs are required to own two times their respective base salary, in shares of MAA stock or the equivalent, within three years of appointment to the position. All NEOs are in compliance with this requirement.

Clawback Policy

If we are required to prepare and file an accounting restatement with the SEC, the Compensation Committee may require our CEO and the other NEOs to repay to MAA any portion of incentive compensation that was paid in the preceding three years that would not have been paid if such compensation had been determined based on the financial results reported in the restated financial statements.

Holding Period Requirement

To further strengthen the alignment of interests between our NEOs and that of our shareholders, NEOs are required to retain ownership of at least 50% of net shares, after the payment of taxes, acquired through equity incentive plans. NEOs must continue to retain these shares until retirement or other termination of the NEO’s employment, or until the executive is no longer designated as a NEO. All of our NEOs are in compliance with the holding period requirement.

2020 PROXY STATEMENT	38

Prohibition On Hedging And Pledging Shares

In relation to MAA’s securities, NEOs are prohibited from purchasing financial instruments, or otherwise engaging in transactions, that hedge or offset or are designed to hedge or offset, any decrease in the market value of equity securities granted as compensation, or held directly or indirectly by NEOs. Specifically, our policy prohibits NEOs from: (i) selling a security which is not owned at the time of sale (short sale); (ii) buying or selling puts, calls, other derivative securities or other derivative securities that provide the economic equivalent of MAA securities or any opportunity to profit from a change in the value of MAA securities or engage in other hedging transactions; (iii) using securities as collateral in a margin account; and (iv) pledging securities as collateral for a loan. See page 19 for additional details on MAA’s hedging and pledging policies.

In addition to the governance policies listed above, the Compensation Committee has affirmatively determined NOT to implement the below compensation practices as they are generally negatively viewed within industry best practices and the Board does not believe they are in the best interests of our shareholders at this time.

NO	Perquisites or personal benefits

NO	Dividends or dividend equivalents on unearned performance shares

NO	Repricing underwater stock options

NO	Exchanges of underwater stock options for cash

NO	Multi-year guaranteed bonuses

NO	Inclusion of the value of equity awards in severance calculations

NO	Evergreen provisions in equity plans

NO	Tax “gross ups” for excess parachute payments

NO	“Single trigger” employment or change in control agreements

NO	Overlapping performance metrics among annual and long-term incentive plans for NEOs

OTHER CONSIDERATIONS

In addition to our compensation philosophy and objectives, shareholder feedback, input from the compensation consultant, benchmarking data and compensation risk factors, the Compensation Committee also takes into account the following considerations when determining executive compensation packages.

Labor market conditions

Personal development

Quality of internal working and reporting relationships and engagement in collaboration and teamwork with other executive management

Quality of leadership and human capital development

Succession planning and potential to assume increased responsibilities

The Compensation Committee does not generally consider prior compensation in making compensation decisions, believing that compensation should reflect the current environment of the factors being considered.

The weight of any one factor or consideration may change over time and may vary among NEOs. The Compensation Committee designs our executive compensation program to reflect all factors and considerations within the objectives of our compensation philosophy.

TAX AND ACCOUNTING IMPLICATIONS OF COMPENSATION

Section 162(m) of the Code historically limited the tax deductibility of annual compensation paid by a publicly held corporation to its “covered employees,” being its principal executive officer or any of its three other most highly compensated executive officers (other than its principal financial officer), to $1 million, unless the compensation qualified as performance-based compensation under Section 162(m). Under the Tax Cuts and Jobs Act of 2017, this “performance-based” exception was eliminated, and the definition of “covered employees” generally was expanded to cover all named executive officers, including the principal financial officer. These new rules generally apply to taxable years beginning after December 31, 2017, but do not apply to compensation provided pursuant to a written, binding contract in effect on November 2, 2017 that is not modified in any material respect after that date.

Since MAA qualifies as a REIT under the Code and is generally not subject to federal income taxes, we believe the payment of compensation that may exceed the deduction limit under Section 162(m) would not have a material adverse consequence to us, provided we continue to distribute 100% of our taxable income. If we make compensation payments subject to Section 162(m) limitations on deductibility, we may be required to make additional distributions to shareholders to comply with our REIT distribution requirements and eliminate our U.S.

2020 PROXY STATEMENT	39

federal income tax liability or, alternatively, a larger portion of shareholder distributions that would otherwise have been treated as a return of capital may be subject to federal income tax expense as dividend income. Any such compensation allocated to MAA’s taxable REIT subsidiaries whose income is subject to federal income taxes would result in an increase in income taxes due to the inability to deduct such compensation. Although we are mindful of the limits imposed by Section 162(m), even if it is determined that Section 162(m) applies or may apply to certain of our compensation packages, we have reserved, and will continue to reserve, the right to structure our compensation packages and awards in a manner that may exceed the limitation on deduction imposed by Section 162(m).

PROGRAM STRUCTURE AND GOVERNANCE

TOTAL DIRECT COMPENSATION STRUCTURE

14 1The general elements and structure of our 2019 executive compensation program were unchanged from the 2018 executive compensation program that shareholders approved at the 2019 Annual Meeting of Shareholders.

An overview of the 2019 total direct compensation program for executive management is provided below. This chart should be read in conjunction with the following discussion, which provides additional details of the three elements of our 2019 compensation program: Base Salary, AIP and LTIP.

2020 PROXY STATEMENT	40

BASE SALARY
The Compensation Committee pays base salaries to attract talented executives and to provide a fixed component of cash compensation. Because several other elements of compensation are driven by base salary, the Compensation Committee is careful to set what it believes is the appropriate level of base salary and considers the level both in terms of the base salary on its own and the impact to each NEOs total compensation package.

See page 50 for actuals.

AIP
The AIP incentivizes executives to achieve our annual goals. It is a mix of both overall company performance, in the form of a MAA financial metric  , and individual functional goals which include quantifiable metrics associated with the respective executive’s functional area and leadership responsibilities.  Specific goals are set at the beginning of the year by the Compensation Committee and vary both by executive and by year in order to meet our then current annual strategic goals.

Individual Functional Goals
The individual functional goals are capped at the Target opportunity level.  1Examples of topics for which individual functional goals related to management, oversight or initiatives may be set for each NEO are represented by the summary of the 2019 individual functional goals listed below.

CEO	CFO
◾   Strategic leadership supporting execution of operational, transactional and financing business plans
◾   Shareholder and capital market engagement
◾   Financial performance exceeding market expectations
◾   Enhance human capital programs
◾   Revision and enhancement of formal succession plans encompassing directors, executives and senior management
◾   Pursue new technologies providing improved operating margins
◾   Continued development of formal ESG program including enhanced disclosures and long-term performance goals

◾   Balance sheet and capital structure management in line with three-year strategic plan approved by Board
◾   Management of information technology platform including functionality, and security and cybersecurity enhancements
◾   Fully develop enterprise project management office
◾   Shareholder, analyst and market engagement management
◾   Implementation of formal ESG efforts to include participation in the GRESB survey
◾   Management of production of accurate and quality publicly reported financial statements
◾   Expense management

COO	GC
◾     Multifamily same store GOI growth in line with guidance, encompassing independent revenue and expense growth targets
◾   Redevelopment volume and associated return on investment targets
◾   Successful rollout and/or development and testing of identified new resident services and asset management opportunities
◾   Management of capital spend and operational general and administrative expenses

◾   Complete reviews and collaborate with functional areas to develop recommendations on various strategic initiatives and projects
◾   Strengthen external regulatory and industry relations
◾   Various Commercial performance criteria including NOI, and new and renewal lease execution
◾   Enhancement of crisis management preparedness
◾   Management of legal spend
◾   Shareholder engagement

Financial Metric

The applicable AIP financial metric, which for 2019 is FFO per Share, may be set in the plan to adjust for the impact of accounting regulations or one-time events that the Compensation Committee feels do not reflect the true ongoing operations of MAA or believes may inadvertently divert executives from MAA’s strategic goals. For example, for the 2019 AIP, the FFO per Share metric excludes the non-cash mark-to-market accounting impact of an embedded derivative in the preferred shares we were required to issue in

See page 50 for actuals.

2020 PROXY STATEMENT	41

AIP

conjunction with the Post Properties, Inc. merger. The Compensation Committee believed the volatility resulting from the required accounting treatment for this item could inappropriately impact, either positively or negatively, the true operational results of MAA and therefore determined it should not be considered in awarding incentives for executive management.  1

 1The scale for the MAA financial metric allows for a range of results and payouts tied to our initial publicly-disclosed range of guidance to incentivize management to meet market expectations. The Target level is assigned to the mid-point of the range, with the Maximum and Threshold levels representing the top and bottom of the range, respectively. Awards related to performance between levels are straightline interpolated. No award is earned below the Threshold level and awards are capped at the Maximum level.

Change From 2018: Historically, the Compensation Committee set a Maximum opportunity for the financial metric tied to the top end of our guidance range and considered that the 100% award payout for the metric. As such, the Target opportunity tied to the midpoint of the range and the Threshold opportunity tied to the bottom of the range were represented as percentages of the Maximum opportunity level, or less than 100%. To better align our disclosures with broader market compensation plan standards and better represent our performance expectations in line with the midpoint of our guidance range, the Compensation Committee adjusted the approach used for setting opportunity levels in 2019 to consider the Target level as the 100% award payout with the Maximum and Threshold opportunities being represented as a percentage of Target.

The table to the right outlines the performance scale to be applied to the FFO per Share metric award opportunities set for the 2019 AIP.

	MAA FFO per Share Guidance Range
	$6.15	$6.27	$6.03
	Midpoint	Top	Bottom
		As a Percent of Target
	TARGET	MAXIMUM	THRESHOLD
BOLTON CEO	100%	151%	25%
GRIMES COO	100%	225%	25%
CAMPBELL CFO	100%	159%	25%
DELPRIORE GC	100%	159%	25%

FFO per Share is a generally accepted measure of overall performance in the REIT industry because it excludes depreciation amortization expense of real estate assets which is generally not correlated with changes in the value of those assets because such value does not diminish predictably over time, as historical cost depreciation implies. The Compensation Committee feels that FFO per Share is a good measure of actual operating performance. Additional information on FFO per Share can be found in the Non-GAAP Financial Measures section on pages 74-75 of this Proxy Statement.

Optional Award Modifier

 1To allow for consideration of other unusual events, the Compensation Committee has the ability to modify an award, either for all or individual executives, up or down by 25% as long as the final award is not greater than the original cap set in the plan. This both discourages executives from maximizing their personal incentive to MAA’s detriment and protects the executives if strategic directives change during the year requiring their focus to move away from the individual functional goals originally set by the Compensation Committee.

Optional Equity Option

 1Executives can elect to receive all or any portion of their AIP award in shares of restricted stock in lieu of cash. If this election is made, the executive receives shares of restricted stock equivalent to 125% of the value of the amount of the award the executive would have otherwise received in cash. The shares of restricted stock are issued when the Compensation Committee approves awards under the AIP and vest equally over three years on the anniversary of issuance, dependent upon continued employment in good standing through each vest date. If elected, the number of shares of restricted stock issued is based on the closing stock price on the day the award is granted, allowing the executive to benefit from the increase in share value during the vesting period for the shares.

See page 50 for actuals.

2020 PROXY STATEMENT	42

LTIP

 1The LTIP incentivizes executives to balance annual performance with our long term goals. It is a mix of both overall company performance, in the forms of a MAA financial metric and shareholder return, and a continued service in good standing requirement. All awards under the LTIP are made in shares of restricted stock based on MAA’s closing stock price on the plan grant date, allowing the executive to benefit from increases in share value created during the respective performance and vesting periods.

Financial Metric

The applicable LTIP financial metric may be set in the plan to adjust for the impact of accounting regulations or one-time events that the Compensation Committee feels do not reflect the true ongoing operations of MAA or believes may inadvertently divert executives from MAA’s strategic goals. For example, for the 2019 LTIP, the financial metric excludes the non-cash mark-to-market accounting impact of an embedded derivative in the preferred shares we were required to issue in conjunction with the Post Properties, Inc. merger. The Compensation Committee believed the volatility resulting from the required accounting treatment for this item could inappropriately impact, either positively or negatively, the true operational results of MAA and therefore determined it should not be considered in awarding incentives for executive management.  1

Change From 2018:  1In line with current best governance practices, the Compensation Committee determined to utilize different financial metrics in the 2019 AIP and LTIP. As such, the MAA financial metric chosen for the 2019 LTIP was FAD. As an owner and operator of real estate, MAA considers FAD to be an important measure of performance from core operations because it measures the ability to control revenues, expenses and total capital expenditures. Additional information on FAD can be found in the Non-GAAP Financial Measures section on pages 74-75 of this Proxy Statement.

 1While the FFO per Share metric is classified as short term in the AIP because executives can elect to receive a cash payment at the end of the one year performance period, the FAD metric under the LTIP is classified as part of the long-term compensation due to the combined length of time of the performance and vesting periods, as any earned awards are required to be issued in shares of restricted stock that vest over a multi-year period.

 1The scale for the MAA financial metric allows for a range of results and payouts tied to our initial publicly-disclosed range of guidance to incentivize management to meet market expectations. The Target level is assigned to the mid-point of the range, with the Maximum and Threshold levels representing the top and bottom of the range, respectively.

The performance period for the FAD metric in the 2019 LTIP is 2019. Any awards earned will be issued as shares of restricted stock on April 1, 2020 and will vest equally over two years on the anniversary of issuance, dependent upon continued employment in good standing through each vest date.

Shareholder Return Metric

   In order to appropriately judge market performance within our own industry, the shareholder return metric used in the 2019 LTIP is Three-Year Relative TSR measured against the SNL U.S. REIT Multifamily index. Target level is set to match the performance of the index. The Compensation Committee believes it is appropriate to incorporate a Threshold level to address factors outside of executive management’s control as well as a Maximum level to reward superior performance.

The performance period for the Relative Three-Year TSR metric in the 2019 LTIP is 2019 - 2021. To eliminate the impact of the volatility generated by the price fluctuations of any one market day, the calculations for the three year TSR returns utilize the average of the closing stock prices for December 2016 and December 2019 as the beginning and ending stock prices. Any awards earned will be issued as shares of restricted stock on April 1, 2022 and will immediately vest upon issuance.

See page 50 for actuals.;

2020 PROXY STATEMENT	43

LTIP

Performance Scales

CHANGE FROM 2018: As was done for the FFO per Share metric in the 2019 AIP, the Compensation Committee adjusted the approach to setting opportunity levels for both the financial and shareholder return performance metrics in the 2019 LTIP to consider the Target level as the 100% award payout with the Maximum and Threshold opportunities being represented as a percentage of Target in order to better align our disclosures with broader market compensation plan standards and better represent our performance expectations.

The table to the right outlines the performance scale to be applied to the FAD and relative three-year TSR metric award opportunities set for the 2019 LTIP. Awards related to performance between levels are straightline interpolated. No award is earned below the Threshold levels and awards are capped at the Maximum levels.

	FAD			Relative Three-Year TSR

	MAA FAD Tied to Guidance Range			SNL U.S. REIT Multifamily Index
	$520.9M	$530.9M	$510.9M		Index	Index
	Midpoint	Top	Bottom	Index	+300 bps	-300 bps
		As a Percent of Target			As a Percent of Target
	TARGET	MAXIMUM	THRESHOLD	TARGET	MAXIMUM	THRESHOLD
BOLTON CEO	100%	150%	25%	100%	150%	25%
GRIMES COO	100%	150%	25%	100%	150%	25%
CAMPBELL CFO	100%	150%	25%	100%	150%	25%
DELPRIORE GC	100%	150%	25%	100%	150%	25%

Service Based

1The Compensation Committee recognizes that for various reasons there are times when the performance of any one or two metrics may not fully reflect the true performance of a company, particularly if it is going through a period of investing for the future. For this reason, the Compensation Committee believes it is appropriate to utilize service-based restricted shares as a retention tool. The Compensation Committee also believes that these shares help ensure equity ownership by our NEOs, aligning them with the long-term interests of our shareholders. The shares of restricted stock granted in 2019 vest equally over three years on the anniversary of issuance, dependent upon continued employment in good standing through each vest date.

The Compensation Committee classifies these service shares as part of the long-term compensation for executive management due to the length of the vesting period. While the Compensation Committee classifies these shares as fixed compensation as the number of shares of restricted stock is fixed, because the shares are issued at the beginning of the plan period, the shares contain a performance aspect as well as the ultimate value the executive receives will be impacted by changes in MAA’s stock price in the market before vesting.

Overall, the Compensation Committee believes the above elements provide a mix of cash and equity opportunities, reward individual effort and overall company performance, balance managing our needs for today while preparing for the future, align executive management’s interests with those of our shareholders and are financially sustainable.

See page 50 for actuals.

2019 TARGET COMPENSATION 1

As discussed in Findings of Compensation Consultant, target direct compensation for each NEO as compared to the compensation comparator group was found to be lagging the 50th percentile. Given the performance results exceeding the 50th percentile over various time periods, the Compensation Committee felt that increases in the compensation packages for 2019 were warranted. The Compensation Committee considered the directional recommendations of the external compensation consultant, the average company-wide planned increases and strategic expense expectations for 2019 along with various other factors. The Compensation Committee also reviewed the individual benchmark data specific to each individual NEO and considered various variables including time and performance in position, scope of responsibilities and development plans for the future, ultimately concluding it would be appropriate to more closely align NEO total direct compensation with the 50th percentile of the comparator peer group.

The Compensation Committee determined to award modest increases in base salaries and Target and Maximum award opportunities under the 2019 AIP and provide slightly larger opportunity increases within the 2019 LTIP as the LTIP ties realized compensation to performance criteria, encompasses both short and long term goals and is awarded in shares of restricted stock which further aligns management with the best interests of our shareholders.

2020 PROXY STATEMENT	44

The following table provides the opportunities at the Target levels for each NEO under the AIP and LTIP for 2019, expressed as a percentage of base salary.

	2019 AIP TARGET					2019 LTIP TARGET
	FFO per	Functional	Total			3-YR			Total
	Share	Goals	Cash		Equity (1)	TSR	FAD	Service	Equity
BOLTON CEO	175.00%	N/A	175.00%	OR	218.75%	187.50%	112.50%	75.00%	375.00%
GRIMES COO	56.00%	84.00%	140.00%	OR	175.00%	137.50%	82.50%	55.00%	275.00%
CAMPBELL CFO	93.75%	31.25%	125.00%	OR	156.25%	137.50%	82.50%	55.00%	275.00%
DELPRIORE GC	93.75%	31.25%	125.00%	OR	156.25%	137.50%	82.50%	55.00%	275.00%

(1)	Reflects the 25% premium if the NEO elects to have the entire award issued as shares of restricted stock.

The Compensation Committee felt it is appropriate to tie 100% of our CEO’s opportunity under the 2019 AIP to the FFO per Share financial metric, as it is a key financial result focused on by analysts and investors in the REIT industry. For other NEOs, the mix between FFO per Share and functional goals varies based on role, responsibilities and “line of sight” as relates to various performance metrics.

The following table provides the Target values of all direct compensation plans in place for each NEO during 2019 as compared to 2018. The Target awards under the AIP are represented as cash which is in line with the actual elections made by the NEOs.

	2019 TARGET DIRECT COMPENSATION
										TOTAL
							LTIP SHARES OF				SHARES OF
	BASE SALARY			AIP CASH			RESTRICTED STOCK				RESTRICTED
	2018	2019	Change	2018	2019	Change (1)	2018	2019	Change	CASH	STOCK
BOLTON CEO	$ 775,000	$ 814,000	5%	$ 1,298,125	$ 1,424,500	10%	26,427	32,133	22%	$ 2,238,500	32,133
GRIMES COO	$ 496,100	$ 516,000	4%	$ 884,149	$ 722,400	-18%	13,157	14,937	14%	$ 1,238,400	14,937
CAMPBELL CFO	$ 484,000	$ 503,500	4%	$ 546,315	$ 629,375	15%	12,835	14,575	14%	$ 1,132,875	14,575
DELPRIORE GC	$ 471,900	$ 491,000	4%	$ 532,658	$ 613,750	15%	10,727	14,213	32%	$ 1,104,750	14,213

(1)
The reduction in Mr. Grimes’ Target AIP opportunity in 2019 from 2018 is a result of the Compensation Committee adjusting their approach to set award opportunities and metric splits at the Target level in 2019 as opposed to at the Maximum level as was done in 2018. Due to his scope of responsibilities, Mr. Grimes’ split between the metrics more heavily favors his performance in relation to individual functional goals to which varying performance levels do not apply effectively causing a reversal of weighting between the metrics at the Target level for Mr. Grimes and resulting in the Target levels between the 2018 AIP and the 2019 AIP to be somewhat incomparable. Mr. Grimes’ Maximum AIP opportunity increased from $992,200 in 2018 to $1,083,600 under the AIP. While the change in approach to setting Target and Maximum values caused a one-time shift for Mr. Grimes within the scale, the Compensation Committee felt it was appropriate to change to a Target-centered scale to better reflect our expected results and align with industry practices.

The Target values set by the Compensation Committee for 2019 provided the following mix of compensation elements for our NEOs, which the committee determined was an appropriate balance of all factors considered.

2020 PROXY STATEMENT	45

2019 COMPENSATION CAPS

The following schedule provides the maximum direct compensation opportunities realizable, or caps, for over-performance from Target under the 2019 executive compensation program set by the Compensation Committee for our CEO and other NEOs.

	MAXIMUM OR CAPPED DIRECT OPPORTUNITIES - 2019 EXECUTIVE COMPENSATION PROGRAM
											TOTAL
		AIP				LTIP						SHARES OF
		FFO per	FUNCTIONAL		PERCENT					PERCENT		RESTRICTED
	SALARY	Share	GOALS	TOTAL	OF SALARY	SERVICE	FAD	3-YR TSR	TOTAL	OF SALARY	CASH (1)	STOCK (1)
BOLTON CEO	$ 814,000	$ 2,157,100	N/A	$ 2,157,100	265%	6,426	14,482	24,079	44,987	525%	$ 2,971,100	44,987
GRIMES COO	$ 516,000	$ 650,160	$ 433,440	$ 1,083,600	210%	2,987	6,735	11,190	20,912	385%	$ 1,599,600	20,912
CAMPBELL CFO	$ 503,500	$ 748,956	$ 157,344	$ 906,300	180%	2,915	6,572	10,919	20,406	385%	$ 1,409,800	20,406
DELPRIORE GC	$ 491,000	$ 730,363	$ 153,438	$ 883,800	180%	2,842	6,409	10,648	19,899	385%	$ 1,374,800	19,899

(1)	Assumes all NEOs elect to receive AIP award as cash in lieu of shares of restricted stock.

2019 DIRECT EXECUTIVE COMPENSATION

2019 MAA PERFORMANCE

The Compensation Committee believes it is important that executive compensation reflect the overall performance and health of the company including both annual financial measures and long-term shareholder return, and has therefore tied a substantial majority of our CEO’s and each of the other NEO’s compensation to performance measures. Below is a review of MAA’s performance during 2019. You can find more details in our Annual Report on Form 10-K filed with the SEC on February 20, 2020.

OVERALL MAA FINANCIAL PERFORMANCE

Net Income, FFO And FAD

For the year ended December 31, 2019, net income available for MAA common shareholders was $350.1 million, or $3.07 per diluted common share, compared to $219.2 million, or $1.93 per diluted common share, for the year ended December 31, 2018. Results for the year ended December 31, 2019 included $17.9 million, or $0.16 per diluted common share, of non-cash income related to the fair value adjustment of the embedded derivative in the MAA Series I preferred shares and $93.0 million, or $0.82 per diluted common share, of gains related to the sale of real estate assets. Results for the year ended December 31, 2018 included $2.6 million, or $0.02 per diluted common share, of non-cash expense related to the embedded derivative in the preferred shares and $4.5 million, or $0.04 per diluted common share, of gains related to the sale of real estate assets.

For the year ended December 31, 2019, FFO was $773.2 million, or $6.55 per Share, compared to $712.7 million, or $6.04 per Share, for the year ended December 31, 2018. Results for the year ended December 31, 2019 included $17.9 million, or $0.15 per Share, of non-cash income related to the embedded derivative in the preferred shares and $12.0 million, or $0.10 per Share, of gains related to the sale of non-depreciable real estate assets. Results for the year ended December 31, 2018 included $2.6 million, or $0.02 per Share, of non-cash expense related to the embedded derivative in the preferred shares and $4.5 million, or $0.04 per Share, of gains related to the sale of non-depreciable real estate assets.

A reconciliation of FFO and FAD to net income available for MAA common shareholders is set forth in the Non-GAAP Financial Measures section on pages 74-75 of this Proxy Statement.

2020 PROXY STATEMENT	46

AIP AND LTIP FINANCIAL METRIC PERFORMANCE

2019 AIP FFO Per Share

(1)	Our 2019 FFO per Share guidance did not include any impact related to the preferred shares we issued in our merger with Post Properties, Inc.

(2)	Adjusted to exclude the actual 2019 non-cash mark-to-market income ($0.15 per Share) related to the embedded derivative in the preferred shares we issued in our merger with Post Properties, Inc., as per the 2019 AIP to be comparable to our guidance.

 2019 LTIP FAD

In millions

(1)	Represents the level of FAD corresponding to our 2019 FFO per Share guidance range, which did not include any impact related to the preferred shares we issued in our merger with Post Properties, Inc..

(2)	Adjusted to exclude the actual 2019 non-cash mark-to-market income ($17.9 million) related to the embedded derivative in the preferred shares we issued in our merger with Post Properties, Inc., as per the 2019 LTIP to be comparable to our guidance.

OTHER HIGHLIGHTS

 Additional performance achievements along with other highlights for 2019 are listed below.

■	Increased same store portfolio revenues by 3.4% over 2018 while holding same store expense growth to 2.9%,

■	Acquired one multifamily community consisting of 271 units and entered into two pre-purchase development deals for an additional 609 units expected to be delivered during 2021,

■	Redeveloped 8,329 units at an average cost of $5,876 per unit, achieving average rental rate increases of approximately 9.8% above non-renovated units,

■	Invested $113 million in our development pipeline, starting construction on three new projects and one expansion project to an existing multifamily community and completing the development of two expansion projects to existing multifamily communities, ending the year with five developments under construction for a total of 1,499 units,

■	Issued $300 million of 3.950% senior unsecured notes due in 2029 at an issue price of 99.720% with an additional $250 million of 3.950% senior unsecured notes due in 2029 with a reoffer yield of 2.985%, and $300 million of 2.750% senior unsecured notes due in 2030 through our primary operating partnership,

■	Ended the year with total debt to adjusted total assets (as defined in the covenants for the bonds issued by our primary operating partnership) of 31.4%, compared to 32.6% as of December 31, 2018,

■	Ended the year with total debt outstanding of $4.5 billion at an average effective interest rate of 3.8%, with 98.4% fixed or hedged against rising interest rates for an average of 7.6 years and 90.2% of our total NOI unencumbered, and

■	Completed our first GRESB assessment to help assess and benchmark our ESG performance and provide a baseline for our inaugural sustainability report to be issued in 2020.

2020 PROXY STATEMENT	47

RETURNS TO SHAREHOLDERS

Dividends

Highlights of MAA’s common dividend history include the items listed below.

In 2019

■	Declared our 104th common dividend payment

■	Returned nearly $437 million to common shareholders in the form of cash dividends

Since April 1994

■	Have never failed to pay a quarterly cash dividend to common shareholders

■	Have never decreased the common dividend rate

■	Quarterly common dividend rate increased 269% from $0.26 in 1994 to $0.96 in 2019

Annual Dividend Paid Per Common Share

TSR

We have consistently returned significant value to shareholders over the long term. We measure that value based on absolute and relative TSR results. TSR is a measure of the performance of shares of stock over time that combines share price appreciation and the reinvestment of dividends to represent the total return to shareholders as an annualized percentage. Following are 2019, three-year and five-year TSR results.

2019 TSR

MAA 42.5%	SNL U.S. REIT Multifamily Index 26.80%	S&P 500 Total Return Index 31.49%

Annualized 2017 LTIP Relative Three Year TSR (1)

The chart to the right represents our annualized three-year TSR as compared to the SNL U.S. REIT Multifamily Index, as calculated under the terms of our 2017 LTIP.

(1)	In order to eliminate the impact of the volatility generated by the price fluctuations of any one market day, the calculations for the three year TSR returns for MAA and the SNL U.S. REIT Multifamily Index under the 2017 LTIP utilize the average of the closing stock prices in December 2016 and December 2019 as the beginning and ending stock prices.

Five Year Cumulative Total Returns

The following chart shows how a $100 investment in MAA common stock on December 31, 2014 would have grown to $211.48 on December 31, 2019, with dividends reinvested quarterly. The chart also compares the total shareholder return on our common stock to the same investment in the S&P 500 Index and the FTSE NAREIT Equity REIT Index.

2020 PROXY STATEMENT	48

2019 DIRECT EXECUTIVE COMPENSATION REALIZED

In March 2020, the Compensation Committee reviewed the performance of relevant metrics related to outstanding incentive plans for our executive officers in order to determine and make awards thereunder. The following discussion reviews the total compensation realized by our CEO and other NEOs for 2019.

2019 DIRECT COMPENSATION PLANS

As noted in the 2019 MAA Performance section of this Proxy Statement, the actual FFO per Share and FAD results for 2019 were above the top end of our original guidance range for 2019, resulting in our executive officers earning their respective Maximum opportunity available for the FFO per Share metric in the 2019 AIP and the FAD metric in the 2019 LTIP (with earned awards subject to additional continued service requirements).

The Compensation Committee reviewed the achievement of individual functional goals as previously set at the beginning of 2019 for each executive under the 2019 AIP, discussing the performance of the NEOs with our CEO. While our CEO’s opportunity under the 2019 AIP is tied solely to the financial metric, the Compensation Committee also reviewed the achievement of his goals, discussing the results with the Board. Following these reviews, the Compensation Committee made the following determinations.

H. Eric Bolton, Jr.

Mr. Bolton’s goals for 2019 encompassed various initiatives related to strategic leadership supporting execution of operational, transactional and financing business plans, shareholder and capital market engagement, financial performance exceeding market expectations, enhancement of human capital programs, revision and enhancement of formal succession plans encompassing directors, executives and senior management, pursuit of new technologies providing improved operating margins and continued development of our formal ESG program including enhanced disclosures and long-term performance goals.

Mr. Bolton’s individual functional goal achievements do not result in an award under the AIP but are set and reviewed by the Compensation Committee and Board as a matter of good governance.

Thomas L. Grimes, Jr.

Mr. Grimes’ goals for 2019 included delivering multifamily same store GOI growth in line with guidance, encompassing independent revenue and expense growth targets, completing predetermined redevelopment volume with associated return on investment targets, successfully rolling out and/or developing and testing certain new resident services and asset management opportunities, and managing capital spend and operational general and administrative expenses within predetermined levels. The Compensation Committee reviewed Mr. Grimes’ performance during 2019, comparing actual results achieved to the performance levels previously set at the beginning of the year and determined that Mr. Grimes had met or exceeded all of his individual functional goals.

100% of Individual Functional Goals Achieved

Albert M. Campbell, III

Mr. Campbell’s goals for 2019 included balance sheet and capital structure management in line with long-term strategic plans, successful management of the information technology platform including functionality, and certain security and cybersecurity enhancements, development of the enterprise project management office, execution of shareholder, analyst and market engagement initiatives, implementation of certain ESG efforts to include participation in the GRESB survey, production of accurate and quality financial statements and expense management within predetermined levels. The Compensation Committee reviewed Mr. Campbell’s performance during 2019, comparing actual results achieved to the performance levels and requirements previously set at the beginning of the year and determined that Mr. Campbell had materially completed, met or exceeded each of his individual functional goals. The Compensation Committee considered the level of achievement for goals not fully met and their respective weights within the 2019 AIP.

96% of Individual Functional Goals Achieved

Robert J. DelPriore

Mr. DelPriore’s goals for 2019 encompassed developing recommendations in collaboration with functional areas on various strategic initiatives and projects, strengthening external regulatory and industry relations, meeting various predetermined performance criteria including NOI and new and renewal lease execution for our commercial assets, enhancing our crisis management preparedness, management of legal spend within predetermined levels and shareholder engagement activities. The Compensation Committee reviewed Mr. DelPriore’s performance during 2019, comparing actual results achieved to the performance levels and requirements previously set at the beginning of the year and determined that Mr. DelPriore had met or exceeded each of his individual functional goals.

100% of Individual Functional Goals Achieved

The performance period for the Three Year Relative TSR metric under the 2019 LTIP does not end until December 31, 2021 so no award determination was made by the Compensation Committee for 2019.

The Compensation Committee did not believe there were any circumstances that warranted the utilization of the modifier in the AIP to adjust any of the calculated awards under the plan.

2020 PROXY STATEMENT	49

As a result of the above analysis, the compensation awarded to the CEO by the Board upon recommendation by the Compensation Committee, and the other NEOs by the Compensation Committee, for work performed in 2019 under the 2019 executive compensation program is provided in the table below.

	2019 DIRECT COMPENSATION REALIZED FROM 2019 EXECUTIVE COMPENSATION PROGRAM								REMAINING REALIZABLE
							TOTAL AS AWARDED		TARGET LTIP 3-YR TSR (3)
		AIP (1)				TOTAL		SHARES OF		SHARES OF
		FFO PER	FUNCTIONAL	LTIP (non-cash) (2)		COMPENSATION		RESTRICTED	AWARDS	RESTRICTED
	SALARY	SHARE	GOALS	SERVICE	FAD	(in Dollars)	CASH (1)	STOCK (2)	(in Dollars)	STOCK
BOLTON CEO	$ 814,000	$ 2,157,100	N/A	$ 610,500	$ 1,375,660	$ 4,957,260	$ 2,971,100	20,908	$ 1,526,250	16,067
GRIMES COO	$ 516,000	$ 650,160	$ 433,440	$ 283,800	$ 639,840	$ 2,523,240	$ 1,599,600	9,722	$ 709,500	7,469
CAMPBELL CFO	$ 503,500	$ 748,956	$ 151,050	$ 276,925	$ 624,340	$ 2,304,771	$ 1,403,506	9,487	$ 692,313	7,288
DELPRIORE GC	$ 491,000	$ 730,363	$ 153,438	$ 270,050	$ 608,840	$ 2,253,691	$ 1,374,801	9,251	$ 675,125	7,107

(1)	Awards earned under the 2019 AIP are shown in dollars to reflect each NEO’s election to receive 100% of the award in cash.

(2)	Awards earned under the 2019 LTIP were issued as shares of restricted stock which remain at risk of forfeiture until vested, dependent upon the NEO’s continued employment in good standing with MAA through each vest date. Service shares were issued on January 9, 2019 and will vest in three equal annual installments on the anniversary of the issuance date. FAD shares were issued on April 1, 2020 and will vest in two equal annual installments on the anniversary of the issuance date.

(3)	The performance period for the 2019 LTIP Relative Three Year TSR, which is 2019 – 2021, has not yet completed. Any awards earned will be issued in shares of restricted stock on April 1, 2022 and will immediately vest upon issuance.

The above realized compensation represents the percent of Target and Maximum direct compensation opportunities as indicated in the table below.

	COMPENSATION REALIZED
		AIP						LTIP
		AS PERCENT OF TARGET			AS PERCENT OF MAXIMUM			AS PERCENT OF TARGET			AS PERCENT OF MAXIMUM
		FFO PER	FUNCTIONAL		FFO PER	FUNCTIONAL
	SALARY	SHARE	GOALS (1)	TOTAL	SHARE	GOALS (1)	TOTAL	SERVICE (2)	FAD (2)	TOTAL	SERVICE (2)	FAD (2)	TOTAL
BOLTON CEO	100%	151%	N/A	151%	100%	N/A	100%	100%	150%	130%	100%	100%	100%
GRIMES COO	100%	225%	100%	150%	100%	100%	100%	100%	150%	130%	100%	100%	100%
CAMPBELL CFO	100%	159%	96%	143%	100%	96%	99%	100%	150%	130%	100%	100%	100%
DELPRIORE GC	100%	159%	100%	144%	100%	100%	100%	100%	150%	130%	100%	100%	100%

(1)	Individual functional goals under the 2019 AIP are capped at the Target level.

(2)	The compensation in these columns was awarded in shares of restricted stock that remain at risk of forfeiture until vested, dependent upon the NEO’s continued employment in good standing with MAA through each vest date.

OTHER DIRECT COMPENSATION REALIZED IN 2019

2017 LTIP Three Year TSR

The performance period for the 2017 LTIP Relative Three Year TSR metric concluded on December 31, 2019. The Compensation Committee reviewed the results of MAA’s performance as compared to the SNL US REIT Multifamily Index at their March 2020 meeting and determined MAA’s three-year TSR as calculated under the 2017 LTIP of 15.54% outperformed the three-year SNL US REIT Multifamily Index of 12.77% (calculated in the same manner) by 276 basis points, resulting in a performance between the Target and Maximum levels under the plan.

2017 LTIP		Percent
Relative Three-Year TSR		of Metric
Performance Range		Earned

+ 400 bps	Maximum	100%
+ 276 basis points	ACTUAL	89.19%
Index	Target	65%
- 300 bps	Threshold	25%

As a result of this performance, the Compensation Committee approved the below awards in compliance with the 2017 LTIP representing the percent of Target and Maximum opportunities as indicated below.

	Shares of	Percent of
	Restricted	Opportunity Earned
	Stock Issued (1)	Target	Maximum
BOLTON CEO	14,504	137%	89%
GRIMES COO	7,227	137%	89%
CAMPBELL CFO	7,050	137%	89%
DELPRIORE GC	5,892	137%	89%

(1)	Earned performance-based shares of restricted stock immediately vested upon issuance on April 1, 2020.

No further awards are eligible to be made under the 2017 LTIP.

2020 PROXY STATEMENT	50

OTHER COMPENSATION ELEMENTS

In addition to their direct compensation, our executives also participate in other programs, which are generally available to all of our associates, depending on specific eligibility requirements related to each.

BENEFITS

In general, benefits are designed to provide a safety net of protection against the financial catastrophes that can result from illness, disability or death, and to provide a reasonable level of retirement income based on years of service with us.

EMPLOYMENT AGREEMENT

Mr. Bolton is our only NEO with an employment agreement. The material terms of his employment agreement and amounts payable under that agreement are described in Employment Agreements and Potential Payments Upon Termination or Change in Control in the Executive Compensation Tables section of this Proxy Statement.

CHANGE IN CONTROL AGREEMENTS

Messrs. Grimes, Campbell and DelPriore have change in control agreements. These change in control agreements are described in Employment Agreements and Potential Payments Upon Termination or Change in Control in the Executive Compensation Tables section of this Proxy Statement.

401(K) PLAN

During 2019, our CEO and other NEOs were eligible to participate in our MAA 401(K) Savings Plan, or 401(K) Plan. The 401(K) Plan is a qualified retirement plan made available to all of our eligible associates that allows participants to make pre-tax elective deferral contributions as a percentage of their compensation as well as catch-up contributions in any year in which the participant will be at least 50 by the end of the year. For 2019, MAA made matching contributions under the 401(K) Plan of 100% of a participant’s contribution on the first 3% of their compensation and 50% of a participant’s contribution on the next 2% of their compensation. Participants may defer up to 75% of their compensation under the 401(K) Plan until they reach the limitation imposed by Section 401(a) of the Internal Revenue Code of 1986, as amended, or the Code, for the given year.

Under the terms of the 401(K) Plan, benefits generally start on or after the date the participant reaches the age of 65. Under the law, participants must begin receiving benefits by April 1st following the later of the calendar year in which a participant reaches the age of 70 ½, or stops working for MAA.

See page 57 for more information.

EXECUTIVE DEFERRED COMPENSATION PLAN

During 2019, our CEO and other NEOs were eligible to participate in the Executive Deferred Compensation Plan, which is a supplemental nonqualified deferred compensation plan made available to all executives to enable them to accumulate additional retirement benefits beyond the limitations on participant contributions placed on the 401(K) Plan. MAA, at its discretion, may make matching contributions in accordance with the matching contribution formula in the 401(K) Plan. As such, in 2019, MAA made matching contributions under the Executive Deferred Compensation Plan of 100% of a participant’s contribution on the first 3% of their compensation and 50% of a participant’s contribution on the next 2% of their compensation. The matching contributions were made only on compensation that was in excess of the limitation imposed by Section 401(a) of the Code on the 401(K) Plan that would have been eligible for the match. Participants may defer up to 50% of their compensation and 90% of their annual bonus.

In accordance with the Executive Deferred Compensation Plan, distributions for balances prior to 2016 are made in five equal annual installments beginning on the first day following the sixth full month occurring after the earliest of death, disability, or separation from service. Balances from 2016 and forward will be distributed in compliance with the participant’s previous elections for the specific contributions in the form of either a lump-sum payment or substantially equal annual installments amortized over a period not to exceed ten years beginning on the later of January 1st or six months and a day after the participant’s separation from service. Notwithstanding the foregoing, in the case of a participant who becomes entitled to receive benefits on account of disability, the balances from 2016 and forward will be paid in a lump sum on or after the 15th of the first month following determination of disability.

Unlike contributions made in the 401(K) Plan, the deferred compensation amounts contributed by Messrs. Bolton, Grimes, Campbell and DelPriore, and any resultant matches by MAA, are considered general assets of the company and are subject to claims of MAA’s creditors. In 2016, MAA transferred the assets of the Executive Deferred Compensation Plan to an irrevocable rabbi trust to offer additional security to the participants. While assets in the rabbi trust are still subject to creditors’ claims in a corporate bankruptcy, they cannot be accessed by MAA for any purpose other than to pay participant benefits under the Executive Deferred Compensation Plan.

See page 58 for more information.

2020 PROXY STATEMENT	51

CONCLUSION

The Compensation Committee believes that our executive leadership is a key element to our success and that the compensation package offered to the NEOs is a key element in attracting, retaining and motivating the appropriate personnel.

The Compensation Committee believes it has historically maintained compensation for our executive officers at levels that are reflective of the talent and success of the individuals being compensated, and with the inclusion of compensation directly tied to performance, the Compensation Committee believes executive compensation is sufficiently comparable to our industry peers to allow us to retain our key personnel at levels which are appropriate and sustainable for MAA.

The Compensation Committee will continue to develop, analyze and review its methods for aligning executive management’s long-term compensation with the benefits generated for shareholders. The Compensation Committee believes the idea of creating ownership in MAA helps align management’s interests with the interests of shareholders. The Compensation Committee has no pre-determined timeline for implementing new or ongoing long-term incentive plans. New plans are reviewed, discussed and implemented as the Compensation Committee feels it is necessary or appropriate as a measure to incent, retain and reward our executive management.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of MAA reviewed and discussed with management the information contained in the Compensation Discussion and Analysis section of this Proxy Statement and recommended to the Board that the Compensation Discussion and Analysis section be included in this Proxy Statement and our Annual Report on Form 10-K.

COMPENSATION COMMITTEE: Philip W. Norwood, CHAIRMAN Toni Jennings Monica McGurk Thomas H. Lowder Claude B. Nielsen

2020 PROXY STATEMENT	52

EXECUTIVE COMPENSATION TABLES

SUMMARY COMPENSATION TABLE

The following table sets forth information regarding compensation earned by our NEOs. As required by Item 402 of Regulation S-K under the Exchange Act, the values for stock awards represent full grant date fair value in accordance with FASB ASC Topic 718 and appear in aggregate in the year of the grant. These amounts represent the total expense that we expected to recognize over time related to the award as of the day of grant; however, due to performance and continued employment requirements, as well as the length of certain performance periods and vesting schedules, the amounts may or may not represent the value of stock realized, or the timing of stock acquired by the NEOs. For information on actual shares issued to NEOs related to the fair value amounts provided in the below table, please see the footnotes to this table and the Outstanding Equity Awards table found later in this Proxy Statement.

					Non-Equity
					Incentive
				Stock	Plan	All Other
		Salary	Bonus	Awards	Compensation	Compensation
Name and		($)	($)	($)	($)	($)	Total
Principal Position	Year	(1)	(2)	(3)	(4)	(5)	($)
H. Eric Bolton, Jr.	2019	$812,500	$500	$2,661,372	$2,157,100	$104,426	$5,735,898
CEO	2018	$775,000	$500	$2,182,245	$1,603,088	$99,319	$4,660,152
	2017	$704,000	$500	$4,196,966	$1,536,480	$88,584	$6,526,530
Thomas L. Grimes, Jr.	2019	$515,234	$500	$1,237,007	$1,083,600	$54,860	$2,891,201
EVP and COO	2018	$496,100	$500	$1,086,509	$769,493	$48,497	$2,401,099
	2017	$451,000	$500	$1,715,333	$640,591	$53,815	$2,861,239
Albert M. Campbell, III	2019	$502,750	$500	$1,207,041	$900,006	$48,514	$2,658,811
EVP and CFO	2018	$484,000	$1,871	$1,060,008	$619,314	$45,751	$2,210,944
	2017	$440,000	$500	$1,893,496	$580,635	$44,765	$2,959,396
Robert J. DelPriore	2019	$490,265	$400	$1,177,075	$883,801	$46,573	$2,598,114
EVP and GC	2018	$471,900	$400	$885,851	$598,523	$44,125	$2,000,799
	2017	$429,000	$500	$1,705,018	$574,163	$42,700	$2,751,381

(1)	Represents base salary paid during the calendar year indicated. These values may differ slightly from the base salary amounts set by the Compensation Committee of the Board as a result of the actual number of pay periods which fall in any given calendar year.

(2)	Reflects an annual holiday bonus paid to all associates based on length of service. Mr. Campbell’s 2018 value also reflects a $1,371 special length of service bonus which is awarded to all associates upon twenty years of service to MAA.

(3)	Represents the aggregate grant date fair value based upon probable outcome in accordance with FASB ASC Topic 718 in the year of the grant. For a complete description of the assumptions made in determining the FASB ASC Topic 718 valuation, please refer to Stock Based Compensation in our audited financial statements in our Annual Report on Form 10-K for the indicated fiscal year. Additional details for each grant can be found in the table to the right. For purposes of the table, shares issued in 2020 are classified as Shares Earned as of December 31, 2019 as long as the performance period for the resultant share issuance was completed by December 31, 2019. In addition, the Maximum Opportunity Value to Participant amounts provided in the table represent the total cap amount set in the plan by the Compensation Committee and will not necessarily tie to the FASB ASC Topic 718 amount reflected in the Summary Compensation Table.

Year				Shares	Maximum
		Maximum Opportunity		Earned	Future
	Plan		Number of	as of	Share
	Name	In Dollars	Shares	12/31/2019	Opportunity
2019	2019 LTIP
	Bolton	$ 4,273,500	44,987	20,908	24,079
	Grimes	$ 1,986,600	20,912	9,722	11,190
	Campbell	$ 1,938,475	20,406	9,487	10,919
	DelPriore	$ 1,890,350	19,899	9,251	10,648
2018	2018 LTIP
	Bolton	$ 3,487,500	36,705	16,336	18,353
	Grimes	$ 1,736,350	18,274	8,133	9,137
	Campbell	$ 1,694,000	17,827	7,934	8,914
	DelPriore	$ 1,415,700	14,900	6,631	7,450
2017	2017 LTIP
	Bolton	$ 3,168,000	32,524	30,766	-
	Grimes	$ 1,578,500	16,205	15,329	-
	Campbell	$ 1,540,000	15,810	14,955	-
	DelPriore	$ 1,287,000	13,212	12,498	-
	Merger Plan
	Bolton	$ 2,112,000	20,593	18,019	-
	Grimes	$ 676,500	6,594	5,770	-
	Campbell	$ 880,000	8,578	7,506	-
	DelPriore	$ 858,000	8,363	7,318	-

2020 PROXY STATEMENT	53

(4)	Represents cash bonuses paid under the AIPs.

(5)	Represents matching contributions made by MAA to the Executive Deferred Compensation Plan and 401(K) Plan for calendar year 2019, regardless to which plan year the match was actually credited by the respective administrator, as indicated in the table to the right.

Deferred
	Comp Plan	401(K) Plan	Total
2019
Bolton	$ 93,226	$ 11,200	$ 104,426
Grimes	$ 43,660	$ 11,200	$ 54,860
Campbell	$ 37,314	$ 11,200	$ 48,514
DelPriore	$ 35,373	$ 11,200	$ 46,573
2018
Bolton	$ 88,319	$ 11,000	$ 99,319
Grimes	$ 37,497	$ 11,000	$ 48,497
Campbell	$ 34,751	$ 11,000	$ 45,751
DelPriore	$ 33,125	$ 11,000	$ 44,125
2017
Bolton	$ 77,784	$ 10,800	$ 88,584
Grimes	$ 43,015	$ 10,800	$ 53,815
Campbell	$ 33,965	$ 10,800	$ 44,765
DelPriore	$ 31,900	$ 10,800	$ 42,700

GRANTS OF PLAN BASED AWARDS

The following table summarizes grants of plan-based awards made to our NEOs during 2019.

			Estimated Possible Payouts			Estimated Future Payouts			Grant Date
			Under Non-Equity Incentive			Under Equity Incentive			Fair Value of
			Plan Awards (1)			Plan Awards (2)			Stock Awards
	Grant	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	(3)
Name	Type	Date	($)	($)	($)	(#)	(#)	(#)	($)
Bolton	AIP	12/4/2018	$356,125	$ 1,424,500	$ 2,157,100
CEO	LTIP	01/9/2019				4,019	16,067	24,079	$ 2,661,372
Grimes	AIP	12/4/2018	$505,680	$ 722,400	$ 1,083,600
COO	LTIP	01/9/2019				1,868	7,469	11,190	$ 1,237,007
Campbell	AIP	12/4/2018	$275,364	$ 629,375	$ 906,300
CFO	LTIP	01/9/2019				1,823	7,288	10,919	$ 1,207,041
DelPriore	AIP	12/4/2018	$268,528	$ 613,750	$ 883,800
GC	LTIP	01/9/2019				1,778	7,107	10,648	$ 1,177,075

(1)	On December 4, 2018, the Compensation Committee, and in regards to Mr. Bolton’s participation, the Board, approved the 2019 AIP for executive management. The actual awards earned under the 2019 AIP by Messrs. Bolton, Grimes, Campbell and DelPriore were $2,157,100, $1,083,600, $900,006 and $883,801, respectively.

(2)	The Compensation Committee, and in regards to Mr. Bolton’s participation, the Board, approved the 2019 LTIP with a grant date of January 9, 2019. The 2019 LTIP consists of three award opportunities as outlined below.

(i)	Shares of restricted stock issued on the grant date (6,426, 2,987, 2,915 and 2,842 for Messrs. Bolton, Grimes, Campbell and DelPriore, respectively) remain at risk of forfeiture until vested and will vest equally over three years on the anniversary of the issuance date dependent upon continued employment in good standing through each vest date. The shares of restricted stock will receive dividend payments equivalent to dividend payments made to our common stock holders until they vest or are forfeited.

(ii)	Shares of restricted stock (14,482, 6,735, 6,572 and 6,409 for Messrs. Bolton, Grimes, Campbell and DelPriore, respectively) representing earned performance shares based on our FAD performance during 2019 were issued on April 1, 2020 and remain at risk of forfeiture until vested and will vest equally over two years on the anniversary of the issue date dependent upon continued employment in good standing through each vest date. The shares of restricted stock will receive dividend payments equivalent to dividend payments made to our common stock holders until they vest or are forfeited. The performance shares did not receive dividend payments or dividend equivalents during the performance period.

(iii)	Shares of restricted stock representing performance shares based on our three year TSR performance from 2019 through 2021 as compared to the performance of the SNL US REIT Multifamily Index over the same period, will be issued, to the extent earned, on April 1, 2022. Any shares of restricted stock issued will immediately vest upon issuance. The performance shares will not receive dividend payments or dividend equivalents during the performance period.

(3)	These amounts are also reflected in the Summary Compensation Table under “Stock Awards”.

2020 PROXY STATEMENT	54

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table summarizes the number of unvested outstanding equity awards held by each of our NEOs as of December 31, 2019, including awards earned as of December 31, 2019 but not issued until 2020, and the market value of these awards as of December 31, 2019, based on the closing stock price of $131.86 on December 31, 2019, the last market day of the year. These awards are often related to long-term incentive plans with performance periods in prior years. Frequently, the shares were also issued in prior years and are subject to various vesting periods through which the shares remain forfeitable, contingent upon continued employment in good standing through each respective vest date. Please refer to the footnotes of the table for further details. None of our NEOs hold any stock options.

		Stock Awards					Stock Awards
		Number of		Market Value			Number of		Market Value
		Shares or Units		of Shares or			Shares or Units		of Shares or
		of Stock That		Units of Stock			of Stock That		Units of Stock
		Have Not		That Have			Have Not		That Have
	Grant	Vested		Not Vested		Grant	Vested		Not Vested
Name	Date	(#)		($)	Name	Date	(#)		($)
Bolton	1/9/2015	1,407	(1)	$ 185,527	Campbell	1/9/2015	547	(1)	$ 72,127
CEO	3/24/2015	2,044	(2)	$ 269,522	CFO	3/24/2015	1,406	(2)	$ 185,395
	1/8/2016	2,270	(3)	$ 299,322		1/8/2016	1,064	(3)	$ 140,299
	1/9/2017	3,903	(4)	$ 514,650		1/9/2017	1,898	(4)	$ 250,270
	1/9/2017	4,879	(5)	$ 643,345		1/9/2017	2,372	(5)	$ 312,772
	1/9/2017	14,504	(6)	$ 1,912,497		1/9/2017	7,050	(6)	$ 929,613
	4/4/2017	18,019	(7)	$ 2,375,985		4/4/2017	7,506	(7)	$ 989,741
	1/9/2018	5,873	(8)	$ 774,414		1/9/2018	2,852	(8)	$ 376,065
	1/9/2018	8,995	(9)	$ 1,186,081		1/9/2018	4,369	(9)	$ 576,096
	1/9/2019	6,426	(10)	$ 847,332		1/9/2019	2,915	(10)	$ 384,372
	1/9/2019	14,482	(11)	$ 1,909,597		1/9/2019	6,572	(11)	$ 866,584

Grimes	1/9/2015	563	(1)	$ 74,237	DelPriore	1/9/2015	521	(1)	$ 68,699
COO	3/24/2015	1,406	(2)	$ 185,395	GC	1/8/2016	865	(3)	$ 114,059
	1/8/2016	1,091	(3)	$ 143,859		1/9/2017	1,586	(4)	$ 209,130
	1/9/2017	1,945	(4)	$ 256,468		1/9/2017	1,982	(5)	$ 261,347
	1/9/2017	2,431	(5)	$ 320,552		1/9/2017	5,892	(6)	$ 776,919
	1/9/2017	7,227	(6)	$ 952,952		4/4/2017	7,318	(7)	$ 964,951
	4/4/2017	5,770	(7)	$ 760,832		1/9/2018	2,384	(8)	$ 314,354
	1/9/2018	2,924	(8)	$ 385,559		1/9/2018	3,651	(9)	$ 481,421
	1/9/2018	4,478	(9)	$ 590,469		1/9/2019	2,842	(10)	$ 374,746
	1/9/2019	2,987	(10)	$ 393,866		1/9/2019	6,409	(11)	$ 845,091
	1/9/2019	6,735	(11)	$ 888,077

(1)	Represents the remaining unvested restricted service shares issued on January 9, 2015 under the 2015 LTIP, which vest equally over five years on the anniversary of the issuance date.

(2)	Represents the unvested restricted shares issued on March 24, 2015 in consideration for the removal of tax gross-up provisions for excess parachute payments and in Mr. Bolton’s case, to remove the modified, single-trigger termination right in his legacy employment agreement, which vested 100% on March 24, 2020.

(3)	Represents the remaining unvested restricted service shares issued on January 8, 2016 under the 2016 LTIP, which vest equally over five years on the anniversary of the issuance date.

(4)	Represents the remaining unvested restricted service shares issued on January 9, 2017 under the 2017 LTIP, which vest equally over five years on the anniversary of the issuance date.

(5)	Represents the remaining unvested restricted shares issued on April 2, 2018 under the 2017 LTIP related to the performance of the MAA financial metric, which vested equally over two years on the anniversary of the issuance date.

(6)	Represents restricted shares which were issued on April 1, 2020 under the 2017 LTIP related to the performance under the TSR metric, which immediately vested upon issuance.

(7)	Represents the remaining unvested restricted shares which were issued on April 1, 2019 under the Merger Plan related to the performance metrics, which vest equally over two years on the anniversary of the issuance date.

(8)	Represents the remaining unvested restricted service shares issued on January 9, 2018 under the 2018 LTIP, which vest equally over five years on the anniversary of the issuance date.

(9)	Represents the remaining unvested restricted shares which were issued on April 2, 2019 under the 2018 LTIP related to the performance of the MAA financial metric, which vest equally over two years on the anniversary of the issuance date.

(10)	Represents the remaining unvested restricted service shares issued on January 9, 2019 under the 2019 LTIP, which vest equally over three years on the anniversary of the issuance date.

(11)	Represents the restricted shares issued on April 1, 2020 under the 2019 LTIP related to the performance of the MAA financial metric, which vest equally over two years on the anniversary of the issuance date.

2020 PROXY STATEMENT	55

OPTION EXERCISE AND STOCK VESTED

The following table summarizes the number of shares acquired upon the vesting of stock awards and the value realized by our NEOs as a result of such vesting during 2019. None of our NEOs hold any stock options. Accordingly, no options were exercised in 2019 by our NEOs.

	Stock Awards
	Number of Shares
	Acquired on	Value Realized
Name	Vesting (#) (1)	on Vesting ($) (2)
Bolton CEO	34,295	$ 3,598,384
Grimes COO	14,677	$ 1,544,696
Campbell CFO	15,126	$ 1,590,503
DelPriore GC	11,893	$ 1,250,510

(1)	The shares represented in this column vested from various plans as indicated in the below table.

		ASC 718	Stock	Total	Shares	Remaining
		Grant	Issue	Shares	Vested	Unvested
Name	Plan	Date	Date	Granted	in 2019	Shares	Vesting Schedule
Bolton	Colonial Merger Plan	1/13/2014	1/13/2014	8,550	1,710	-	20% annually from 1/13/2015
Grimes	Colonial Merger Plan	1/13/2014	1/13/2014	2,052	410	-	20% annually from 1/13/2015
Campbell	Colonial Merger Plan	1/13/2014	1/13/2014	2,993	598	-	20% annually from 1/13/2015
DelPriore	Colonial Merger Plan	1/13/2014	1/13/2014	1,710	342	-	20% annually from 1/13/2015
Bolton	Colonial Merger Plan	1/13/2014	3/10/2016	15,878	5,295	-	33% annually from 3/10/2017
Grimes	Colonial Merger Plan	1/13/2014	3/10/2016	3,813	1,273	-	33% annually from 3/10/2017
Campbell	Colonial Merger Plan	1/13/2014	3/10/2016	5,558	1,855	-	33% annually from 3/10/2017
DelPriore	Colonial Merger Plan	1/13/2014	3/10/2016	3,178	1,061	-	33% annually from 3/10/2017
Bolton	2014 LTIP	1/13/2014	1/13/2014	8,794	1,758	-	20% annually from 1/13/2015
Grimes	2014 LTIP	1/13/2014	1/13/2014	3,518	703	-	20% annually from 1/13/2015
Campbell	2014 LTIP	1/13/2014	1/13/2014	3,420	684	-	20% annually from 1/13/2015
DelPriore	2014 LTIP	1/13/2014	1/13/2014	2,932	586	-	20% annually from 1/13/2015
Bolton	2015 LTIP	1/9/2015	1/9/2015	7,031	1,406	1,407	20% annually from 1/9/2016
Grimes	2015 LTIP	1/9/2015	1/9/2015	2,813	563	563	20% annually from 1/9/2016
Campbell	2015 LTIP	1/9/2015	1/9/2015	2,735	547	547	20% annually from 1/9/2016
DelPriore	2015 LTIP	1/9/2015	1/9/2015	2,605	521	521	20% annually from 1/9/2016
Bolton	2016 LTIP	1/8/2016	1/8/2016	5,673	1,134	2,270	20% annually from 1/8/2017
Grimes	2016 LTIP	1/8/2016	1/8/2016	2,726	545	1,091	20% annually from 1/8/2017
Campbell	2016 LTIP	1/8/2016	1/8/2016	2,659	532	1,064	20% annually from 1/8/2017
DelPriore	2016 LTIP	1/8/2016	1/8/2016	2,161	432	865	20% annually from 1/8/2017
Bolton	2016 LTIP	1/8/2016	3/24/2017	8,509	4,255	-	50% annually from 3/24/2018
Grimes	2016 LTIP	1/8/2016	3/24/2017	4,089	2,045	-	50% annually from 3/24/2018
Campbell	2016 LTIP	1/8/2016	3/24/2017	3,989	1,995	-	50% annually from 3/24/2018
DelPriore	2016 LTIP	1/8/2016	3/24/2017	3,241	1,621	-	50% annually from 3/24/2018
Bolton	2016 LTIP	1/8/2016	3/25/2019	11,090	11,090	-	100% upon issuance
Grimes	2016 LTIP	1/8/2016	3/25/2019	5,329	5,329	-	100% upon issuance
Campbell	2016 LTIP	1/8/2016	3/25/2019	5,199	5,199	-	100% upon issuance
DelPriore	2016 LTIP	1/8/2016	3/25/2019	4,224	4,224	-	100% upon issuance
Bolton	2017 LTIP	1/9/2017	1/9/2017	6,505	1,301	3,903	20% annually from 1/9/2018
Grimes	2017 LTIP	1/9/2017	1/9/2017	3,241	648	1,945	20% annually from 1/9/2018
Campbell	2017 LTIP	1/9/2017	1/9/2017	3,162	632	1,898	20% annually from 1/9/2018
DelPriore	2017 LTIP	1/9/2017	1/9/2017	2,642	528	1,586	20% annually from 1/9/2018
Bolton	2017 LTIP	1/9/2017	4/2/2018	9,757	4,878	4,879	50% annually from 4/2/2019
Grimes	2017 LTIP	1/9/2017	4/2/2018	4,861	2,430	2,431	50% annually from 4/2/2019
Campbell	2017 LTIP	1/9/2017	4/2/2018	4,743	2,371	2,372	50% annually from 4/2/2019
DelPriore	2017 LTIP	1/9/2017	4/2/2018	3,964	1,982	1,982	50% annually from 4/2/2019
Bolton	2018 LTIP	1/9/2018	1/9/2018	7,341	1,468	5,873	20% annually from 1/9/2019
Grimes	2018 LTIP	1/9/2018	1/9/2018	3,655	731	2,924	20% annually from 1/9/2019
Campbell	2018 LTIP	1/9/2018	1/9/2018	3,565	713	2,852	20% annually from 1/9/2019
DelPriore	2018 LTIP	1/9/2018	1/9/2018	2,980	596	2,384	20% annually from 1/9/2019

(2)	Represents the number of shares vesting multiplied by the respective closing stock price on the vesting date.

2020 PROXY STATEMENT	56

401(K) SAVINGS PLAN

We adopted a 401(K) Plan under the terms of which participants may elect to defer a percentage of their compensation and we may match a portion of their deferral. Under the terms of the 401(K) Plan, benefits generally start on or after the date the participant reaches the age of 65. Under applicable law, participants must begin receiving benefits by April 1st following the later of the calendar year in which a participant reaches the age of 70 ½, or stops working for MAA.

The mutual funds available for investment in the 401(K) Plan for 2019, as well as those fund’s respective rates of return for 2019, are listed in the table to the right.

		2019
		Rate of
Name of Fund	Ticker	Return
American Funds 2010 Target Date Retirement Fund Class R6	RFTTX	13.88%
American Funds 2015 Target Date Retirement Fund Class R6	RFJTX	14.94%
American Funds 2020 Target Date Retirement Fund Class R6	RRCTX	15.59%
American Funds 2025 Target Date Retirement Fund Class R6	RFDTX	17.85%
American Funds 2030 Target Date Retirement Fund Class R6	RFETX	20.06%
American Funds 2035 Target Date Retirement Fund Class R6	RFFTX	23.29%
American Funds 2040 Target Date Retirement Fund Class R6	RFGTX	24.40%
American Funds 2045 Target Date Retirement Fund Class R6	RFHTX	24.68%
American Funds 2050 Target Date Retirement Fund Class R6	RFITX	25.04%
American Funds 2055 Target Date Retirement Fund Class R6	RFKTX	25.09%
American Funds 2060 Target Date Retirement Fund Class R6	RFUTX	25.01%
American Funds EuroPacific Growth Fund Class R6	RERGX	27.40%
Carillon Eagle Mid Cap Growth Fund Class R6	HRAUX	35.02%
ClearBridge Small Cap Growth Fund Class IS	LMOIX	25.78%
Cohen & Steers Real Estate Securities Fund, Inc. Class Z	CSZIX	31.64%
Fidelity 500 Index Fund	FXAIX	31.47%
Fidelity Global ex US Index Fund	FSGGX	21.34%
Fidelity Mid Cap Index Fund	FSMDX	30.51%
Fidelity Small Cap Index Fund	FSSNX	25.71%
Fidelity US Bond Index Fund	FXNAX	8.48%
Goldman Sachs Small Cap Value Insights Fund Class R6	GTTUX	23.54%
JPMorgan Equity Income Fund Class R6	OIEJX	26.60%
PGIM Total Return Bond Fund Class R6	PTRQX	11.13%
T. Rowe Price Blue Chip Growth Fund I Class	TBCIX	30.13%
Vanguard Treasury Money Market Fund	VUSXX	2.14%
Victory Sycamore Established Value Fund Class R6	VEVRX	28.82%
Wells Fargo Stable Return Fund C	N/A	2.25%

The table below provides the balance as of December 31, 2019, of our NEOs’ 401(K) Plan accounts.

					Aggregate
	Executive	Registrant	Aggregate	Aggregate	Balance
	Contributions in	Contributions in	Earnings (Loss)	Withdrawals/	at Last
	Last FY	Last FY	in Last FY (1)	Distributions	FYE
Name	($)	($)	($)	($)	($)
Bolton CEO	$25,000	$11,200	$20,895	$-	$165,927
Grimes COO	$25,000	$11,200	$96,602	$-	$606,402
Campbell CFO	$25,000	$11,200	$109,100	$-	$617,467
DelPriore GC	$25,000	$11,200	$23,888	$-	$150,754

(1)	Values represent aggregate deemed investment earnings or losses from voluntary deferrals and our contributions, as applicable, as well as minimal investment fund fees. The 401(K) Plan does not guarantee a return on deferred amounts.

2020 PROXY STATEMENT	57

NON-QUALIFIED DEFERRED COMPENSATION

The Executive Deferred Compensation Plan is available to all executive management. Under the terms of the Executive Deferred Compensation Plan, participants may elect to defer a percentage of their compensation and we may match a portion of their deferral. Distributions from the Executive Deferred Compensation Plan for balances prior to 2016 are made in five equal annual installments beginning on the first day following the sixth full month occurring after the earliest of death, disability, or separation from service. Balances from 2016 and forward will be distributed in compliance with the participant’s previous elections for the specific contributions in the form of either a lump-sum payment or substantially equal annual installments amortized over a period not to exceed ten years beginning on the later of January 1st or six months and a day after the participant’s separation from service. Notwithstanding the foregoing, in the case of a participant who becomes entitled to receive benefits on account of disability, the balances from 2016 and forward will be paid in a lump sum on or after the 15th of the first month following determination of disability.

The mutual funds available for investment in the Executive Deferred Compensation Plan for 2019, as well as those fund’s respective rates of return for 2019, are listed in the table to the right.

		2019
		Rate of
Name of Fund	Ticker	Return
American Funds 2010 Target Date Retirement Fund Class R6	RFTTX	13.88%
American Funds 2015 Target Date Retirement Fund Class R6	RFJTX	14.94%
American Funds 2020 Target Date Retirement Fund Class R6	RRCTX	15.59%
American Funds 2025 Target Date Retirement Fund Class R6	RFDTX	17.85%
American Funds 2030 Target Date Retirement Fund Class R6	RFETX	20.06%
American Funds 2035 Target Date Retirement Fund Class R6	RFFTX	23.29%
American Funds 2040 Target Date Retirement Fund Class R6	RFGTX	24.40%
American Funds 2045 Target Date Retirement Fund Class R6	RFHTX	24.68%
American Funds 2050 Target Date Retirement Fund Class R6	RFITX	25.04%
American Funds 2055 Target Date Retirement Fund Class R6	RFKTX	25.09%
American Funds 2060 Target Date Retirement Fund Class R6	RFUTX	25.01%
American Funds EuroPacific Growth Fund Class R6	RERGX	27.40%
Carillon Eagle Mid Cap Growth Fund Class R6	HRAUX	35.02%
ClearBridge Small Cap Growth Fund Class IS	LMOIX	25.78%
Cohen & Steers Real Estate Securities Fund, Inc. Class Z	CSZIX	31.64%
Fidelity 500 Index Fund	FXAIX	31.47%
Fidelity Global ex US Index Fund	FSGGX	21.34%
Fidelity Mid Cap Index Fund	FSMDX	30.51%
Fidelity Small Cap Index Fund	FSSNX	25.71%
Fidelity US Bond Index Fund	FXNAX	8.48%
Goldman Sachs Small Cap Value Insights Fund Class R6	GTTUX	23.54%
JPMorgan Equity Income Fund Class R6	OIEJX	26.60%
PGIM Total Return Bond Fund Class R6	PTRQX	11.13%
T. Rowe Price Blue Chip Growth Fund I Class	TBCIX	30.13%
Vanguard Treasury Money Market Fund	VUSXX	2.14%
Victory Sycamore Established Value Fund Class R6	VEVRX	28.82%
Wells Fargo Stable Return Fund C	N/A	2.25%

The table below provides the balance as of December 31, 2019, of our NEOs’ Executive Deferred Compensation Plan accounts.

					Aggregate
	Executive	Registrant	Aggregate	Aggregate	Balance
	Contributions in	Contributions in	Earnings (Loss)	Withdrawals/	at Last
	Last FY	Last FY	in Last FY (1)	Distributions	FYE
Name	($)	($)	($)	($)	($)
Bolton CEO	$151,136	$93,226	$586,473	$-	$3,642,823
Grimes COO	$161,232	$43,661	$169,298	$-	$1,133,446
Campbell CFO	$180,641	$37,315	$213,607	$-	$1,385,975
DelPriore GC	$58,218	$35,374	$115,529	$-	$658,749

(1)	Values represent deemed combined investment earnings or losses from voluntary deferrals and our contributions, as applicable. The Executive Deferred Compensation Plan does not guarantee a return on deferred amounts.

2020 PROXY STATEMENT	58

EMPLOYMENT AGREEMENTS AND POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

EMPLOYMENT AGREEMENTS

Mr. Bolton entered into an employment agreement with us on March 24, 2015, that replaced his previous agreement which had been entered into in 2008. The employment agreement outlines the compensation he will receive and (i) has a term of one year that renews automatically on the first day of each month for an additional one-month period, so that on the first day of each month, unless sooner terminated in accordance with the terms of the agreement, the remaining term is one year; (ii) provides for an annual base salary for Mr. Bolton, subject to change at the discretion of the Compensation Committee; and (iii) allows for annual incentive/bonus compensation.

Upon Mr. Bolton’s termination due to death or permanent disability or in the event he is terminated without cause or resigns for good reason, we will pay Mr. Bolton (or his personal representative) all amounts due to him as of the date of termination under the terms of all incentive and bonus plans, and will also continue to pay him his base salary as then in effect for one year after the termination. In addition, all stock options or shares of restricted stock issued to Mr. Bolton will become fully vested and exercisable in accordance with the terms of the underlying equity incentive plan on the termination date. Alternatively, Mr. Bolton may elect to receive an amount in cash equal to the in-the-money value of the shares covered by all such options.  In compliance with the 2018 LTIP and 2019 LTIP, Mr. Bolton will also receive a pro-rata award (based on number of days from grant to termination date) of any Performance Share Awards which would have been earned and issued under the plans except for the fact that the termination date preceded the end of the performance period. Shares of restricted stock will be issued in line with the underlying plan timing and will be immediately fully vested. Finally, we will pay to Mr. Bolton all legal fees incurred by him in connection with his termination without cause or resignation for good reason.

If Mr. Bolton is terminated without cause in anticipation of, on, or within three years after a change in control or resigns for good reason within three years after a change in control, he is entitled to receive a payment equal to the sum of 2.99 times his annual base salary in effect on the date of termination plus 2.99 times his average annual cash bonus paid during the two immediately preceding fiscal years. However, if the change in control transaction occurs within three years of Mr. Bolton’s planned retirement date, the maximum change in control payment would be the base salary and bonus payable to Mr. Bolton through the anticipated date of retirement.  In addition, all stock options and shares of restricted stock issued to Mr. Bolton shall become fully vested and exercisable in accordance with the terms of the underlying equity incentive plan on the termination date. Alternatively, Mr. Bolton may elect to receive an amount in cash equal to the greater of (i) the in-the-money value of the shares covered by all such options or (ii) the difference between the highest per share price for our shares paid in connection with the change in control and the per share exercise price of the options held by him, multiplied by the number of shares covered by all such options. In compliance with the 2018 LTIP and 2019 LTIP, if Mr. Bolton is terminated without cause after negotiations for a sale event have begun and the sale event closes within 90 days of Mr. Bolton’s termination date, the maximum Performance Share Awards for which the performance period had not yet completed prior to his termination date, shall be considered to be earned in full. The maximum amount of restricted shares would be issued to Mr. Bolton and be fully vested immediately prior to the consummation of the sale event. Finally, we will pay Mr. Bolton all legal fees incurred by him in connection with the change in control termination.

The employment agreement also contains certain confidentiality and non-competition provisions, as well as the agreement of Mr. Bolton, for a period of two years following a change in control termination, not to have an interest in a competitor or engage in a competitive business, in any capacity, within five miles of a property we own at the time of termination of employment.

2020 PROXY STATEMENT	59

CHANGE IN CONTROL AGREEMENTS

Messrs. Grimes, Campbell and DelPriore have change in control agreements that were entered into on March 24, 2015. The agreements outline the compensation they will receive under certain change in control scenarios. For Messrs. Campbell and Grimes, these agreements replaced change in control agreements originally entered into in December 1999 which were subsequently amended and restated in 2008.

Each change in control agreement provides that in the event of a change in control termination, each of Messrs. Grimes, Campbell and/or DelPriore is entitled to receive a payment equal to the sum of 2.99 times his annual base salary in effect on the date of termination plus 2.99 times his average annual cash bonus paid during the two immediately preceding fiscal years.  In addition, all stock options and shares of restricted stock issued to Messrs. Grimes, Campbell and/or DelPriore shall become fully vested and exercisable in accordance with the terms of the underlying equity incentive plan on the termination date. Alternatively, Messrs. Grimes, Campbell and/or DelPriore may elect to receive an amount in cash equal to the greater of (i) the in-the-money value of the shares covered by all such options or (ii) the difference between the highest per share price for our shares paid in connection with the change in control and the per share exercise price of the options held by him, multiplied by the number of shares covered by all such options. In compliance with the 2018 LTIP and 2019 LTIP, if Messrs. Grimes, Campbell and/or DelPriore are terminated without cause after negotiations for a sale event have begun and the sale event closes within 90 days of the termination date, the maximum Performance Share Awards for which the performance period had not yet completed prior to the termination date, shall be considered to be earned in full. The maximum amount of restricted shares would be issued and be fully vested immediately prior to the consummation of the sale event. Finally, we will pay Messrs. Grimes, Campbell and/or DelPriore all legal fees incurred by them in connection with the change in control. The change in control agreements also require that Messrs. Grimes, Campbell and/or DelPriore, for a period of two years following a change in control termination, not have an interest in a competitor or engage in a competitive business, in any capacity, within five miles of a property we own at the time of termination of employment.

CALCULATION OF BENEFITS

The following tables include an estimate of the potential payments we would be required to make upon termination of employment of the NEOs in each of the circumstances described below. In providing the estimated potential payments, we have made the following general assumptions in all circumstances where applicable.

■	The date of termination is December 31, 2019

■	The annual salary at the time of termination equals the 2019 base salary as established by the Compensation Committee, and in regards to Mr. Bolton, by the Board, for each NEO

■	There is no accrued and unpaid salary

■	There is no unpaid reimbursement for expenses incurred prior to the date of termination

TERMINATION DUE TO DEATH OR DISABILITY OR BY MAA WITHOUT CAUSE OR BY THE NEO FOR GOOD REASON IN THE ABSENCE OF A CHANGE IN CONTROL

Severance Benefit Component	BOLTON CEO	GRIMES COO (4)	CAMPBELL CFO (4)	DELPRIORE GC (4)
12 months base salary (1)	$814,000	$-	$-	$-
Pro-rated bonus	$1,424,500	$-	$-	$-
Equity awards (2)	$11,650,463	$5,281,649	$5,404,850	$4,744,960
Perquisites (3)	$10,183	$-	$-	$-
Total	$13,899,146	$5,281,649	$5,404,850	$4,744,960

(1)	Semi-monthly payments of base salary for one year following the termination date, subject to the six-month delayed payment rule under Section 409A of the Internal Revenue Code.

(2)	Aggregate number of (i) issued but unvested restricted shares as of December 31, 2019, (ii) the number of shares issuable under a former merger incentive plan based on actual performance through December 31, 2019, and (iii) performance share awards under the 2019 LTIP that are issuable based on actual performance (pro-rated for service during the performance period as applicable), multiplied by $131.86, the closing price for MAA’s common stock on the NYSE on December 31, 2019.

(3)	Upon a termination, other than death, lump sum payment for 12 months of insurance coverage for health, dental, life and disability substantially equivalent to the costs under MAA’s benefit plans.

(4)	NEO is not entitled to receive any severance benefits except certain equity awards in accordance with the terms and conditions of the applicable plan document.

2020 PROXY STATEMENT	60

TERMINATION BY MAA WITHOUT CAUSE (OR BY THE NEO FOR GOOD REASON) IN ANTICIPATION OF, ON, OR WITHIN A SPECIFIED PERIOD AFTER A CHANGE IN CONTROL

Severance Benefit Component	BOLTON CEO	GRIMES COO	CAMPBELL CFO	DELPRIORE GC
2.99 x base salary	$2,433,860	$1,542,840	$1,505,465	$1,468,090
2.99 x bonus (1)	$4,693,654	$2,108,076	$1,793,924	$1,753,166
Pro-rated bonus	$1,424,500	$722,400	$629,375	$613,750
Equity awards (2)	$16,513,091	$7,632,584	$7,698,514	$6,796,856
Perquisites (3)	$20,367	$28,068	$29,268	$18,719
Total	$25,085,472	$12,033,968	$11,656,546	$10,650,581

(1)	Bonus is the average annual cash bonus paid for the two immediately preceding fiscal years.

(2)	Aggregate number of (i) issued but unvested restricted shares as of December 31, 2019, (ii) the maximum number of shares issuable under a former merger incentive plan, and (iii) the maximum number of performance share awards under the 2016 LTIP, the 2017 LTIP, the 2018 LTIP and the 2019 LTIP, multiplied by $131.86, the closing price for MAA’s common stock on the NYSE on December 31, 2019.

(3)	For Mr. Bolton, lump sum payment for 24 months of insurance coverage for health, dental, vision, life, and disability substantially equivalent to the costs under MAA’s benefit plans. For Messrs. Grimes, Campbell, and DelPriore, lump sum payment for 24 months insurance coverage for health, dental and vision.

CEO PAY RATIO

As directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act, on August 5, 2015, the SEC adopted final rules regarding disclosure of (i) the median of the annual total compensation of all employees of a company, other than its principal executive officer, (ii) the annual total compensation of the company’s principal executive officer, and (iii) the ratio of those two amounts, or pay ratio. The purpose of this new disclosure requirement is to provide a measure of the equitability of pay within the organization and to assist shareholders in better understanding and assessing a company’s executive compensation practices. We encourage you to consider this information in conjunction with the information provided in the Compensation Discussion and Analysis section of this Proxy Statement, which includes discussions on our compensation philosophy, percentage of executive pay tied to our performance results and long term total shareholder return, peer comparisons and other information you may find useful in evaluating the appropriateness of our executive compensation packages.

Our pay ratio is provided to assist you in evaluating our compensation practices and may not be meaningful when compared against other companies as impacts of varying organizational structures on employment bases and their respective compensation practices, as well as the methodology, assumptions and estimates any one company uses in determining their median employee, may impact the pay ratios between and within industries.

IDENTIFICATION OF MEDIAN EMPLOYEE

Calculations to identify the median employee are only required to be done every three years by the SEC. In analyzing the need to identify a median employee for 2019, we took into account that no meaningful changes had occurred in our employee population or in our compensation arrangements that would result in a significant change in our CEO pay ratio disclosure. However, our median employee from 2017 did not remain employed by MAA during 2019. As a result, as is allowed by the SEC, we determined to utilize the next closest employee to the originally identified median employee from our 2017 CEO pay ratio analysis for our 2019 CEO pay ratio analysis. We feel this is appropriate as the new median employee has not had a significant change in their compensation, such as a major promotion since the 2017 analysis outlined below.

2020 PROXY STATEMENT	61

2017 MEDIAN EMPLOYEE IDENTIFICATION PROCESS

POPULATION OF EMPLOYEES ANALYZED
The below outlines the full population of employees included in our 2017 analysis to identify our median employee.
We Included Employees	We Excluded
▪ Employed by MAA or any of its subsidiaries ▪ Employed on December 31, 2017 ▪ Classified as full-time, part-time or temporary, except as set forth in the “We Excluded” column

▪ Our CEO

▪ Contract workers

▪ Temporary workers employed by, and whose compensation was determined by, an unaffiliated third party

▪ MAA does not have seasonal employees

▪ MAA does not have international employees

DATA USED TO IDENTIFY MEDIAN EMPLOYEE

To identify our median employee, we reviewed the 2017 income reported in Box 1 of Form W-2 for employees of MAA and its subsidiaries. While the value in Box 1 of Form W-2 is not calculated in the same manner as the total compensation in the Summary Compensation Table (the value on which the pay ratio is based), we felt it provided a consistent reporting value which could be applied across all associates and it includes values for the largest categories of compensation represented in the Summary Compensation Table, which are salary, cash bonuses and stock awards. In regards to MAA’s compensation packages, the largest difference between the compensation reported in the Summary Compensation Table and Box 1 of Form W-2 is the value associated with stock awards, as the Summary Compensation Table reflects the full grant date fair value in accordance with FASB ASC Topic 718 in the year of grant while Box 1 of Form W-2 reflects the actual compensation realized in the year of vesting of stock awards actually earned. While these values can be materially different, including the timing thereof, given the nature and number of the participants in our equity incentive plans, we believe the differences in value would not move a participant from above the median to below the median and, therefore, would not have an impact on the identification of our median employee.

The below outlines the adjustments we made to the Box 1 of Form W-2 values for the included employees before identifying the median employee.

■     Annualized income of full-time and part-time employees hired after January 1, 2017

■     Annualized income of employees who were on leave for a portion of the year for active military duty, under the Family and Medical Leave Act or as a result of an unpaid leave of absence

We did not make any cost-of-living adjustments.

TOTAL MEDIAN EMPLOYEE COMPENSATION CALCULATION

After identifying the median employee using the above methodology, we calculated that employee’s compensation to match the required disclosures in the Summary Compensation Table, to provide a comparable value to the amount of total compensation disclosed for Mr. Bolton, our CEO, and in compliance with SEC requirements. The total annual compensation for our median employee in 2019 was $46,088.

RESULTS

Mr. Bolton, our CEO, is our principal executive officer. When considering Mr. Bolton’s total annual compensation of $5,735,898 for 2019, the ratio of our median employee’s total annual compensation to our principal executive officer’s total annual compensation was approximately 1:124.

In accordance with FASB ASC Topic 718, Mr. Bolton’s total annual compensation includes the full grant date fair value of stock awards granted in 2019. A significant portion of Mr. Bolton’s compensation is performance based, only realizable by Mr. Bolton if certain overall company and long term shareholder return performance levels are achieved, and is therefore not guaranteed of being realized by Mr. Bolton. Excluding the grant date fair value of the performance-based compensation for which the performance period had not ended as of December 31, 2019 and as such remains at risk of not being earned, his total annual compensation for 2019 is $4,600,776, resulting in an approximate 1:100 ratio to the total annual compensation of our median employee.

2020 PROXY STATEMENT	62

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

MATTER TO BE VOTED

Ratification of the appointment of Ernst & Young LLP to serve as MAA’s independent registered public accounting firm for 2020.

The Audit Committee is solely responsible for selecting our independent registered public accounting firm and has selected Ernst & Young LLP to audit our financial statements for the 2020 fiscal year. Although shareholder approval is not required to appoint Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2020, our Board believes that submitting the appointment of Ernst & Young LLP to the shareholders for ratification is a matter of good corporate governance.

VOTE REQUIRED

This proposal will be approved if the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal.

Shareholder approval for the appointment of our independent registered public accounting firm is not required, but the Board is submitting the selection of Ernst & Young LLP for ratification in order to obtain the views of our shareholders. The Audit Committee will consider a vote against the firm by the shareholders in selecting our independent registered public accounting firm in the future.

IMPACT OF ABSTENTIONS

Abstentions will have no legal effect on whether this proposal is approved.

IMPACT OF BROKER NON-VOTES

Broker non-votes will have no legal effect on whether this proposal is approved.

  BOARD RECOMMENDATION

On behalf of the Audit Committee, our Board recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2020.

Ernst & Young LLP audited MAA’s annual financial statements for the fiscal year ended December 31, 2019, and MAA’s internal control over financial reporting as of December 31, 2019. On February 18, 2020, following a review of the qualifications, performance and independence of Ernst & Young LLP, among other considerations, the Audit Committee appointed Ernst & Young LLP to be MAA’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Ernst & Young LLP has performed as MAA’s external auditors continuously since October 2005. The Audit Committee believes that the appointment of Ernst & Young LLP as MAA’s independent registered public accounting firm for 2020 is in the best long-term interest of MAA’s shareholders.

A representative of Ernst & Young LLP is expected to be present at the Annual Meeting to make a statement if they so desire and to answer any appropriate questions.

AUDIT AND NON-AUDIT FEES

The following table shows the fees paid or accrued by us for audit and other services provided by Ernst & Young LLP, our independent registered public accounting firm effective October 31, 2005, for the years ended December 31, 2019 and 2018.

SEC rules under Section 202 of the Sarbanes-Oxley Act of 2002 require the Audit Committee to pre-approve audit and non-audit services provided by our independent registered public accounting firm. In 2002, our Audit Committee

2020 PROXY STATEMENT	63

began pre-approving all services provided by our independent registered public accounting firm and has pre-approved all new services since that time.

	2019	2018
Audit Fees (1)	$2,416,184	$2,570,737
Audit-Related Fees (2)	-	-
Tax Fees (3)	365,770	476,035
All Other Fees (4)	2,000	2,000
Total Fees	$2,783,954	$3,048,772

(1)

Audit Fees consists of fees billed for professional services rendered and expenses incurred relating to the audit of our financial statements and internal control over financial reporting, the review of our interim financial statements and the work performed on securities offerings and other filings with the SEC, including comfort letters, consents and comment letters.

(2)	Audit-Related Fees consists of fees billed for professional services rendered and expenses incurred for assurance and other services related to the audit of our financial statements.

(3)

Tax Fees consists of fees billed for professional services rendered and expenses incurred related to tax return preparation and compliance and general tax consulting. For 2019, Tax Fees included fees billed specifically pertaining to tax return compliance, 162(m) executive compensation consulting, sales and use tax planning, Section 1031 “Like-Kind” consulting, debt financing tax consulting and state income tax notices.  For 2018, Tax Fees included fees billed specifically pertaining to tax return compliance, final analysis of a taxable REIT subsidiary tax basis, joint venture structuring, taxable gain/loss calculations related to dispositions, accounting method change review related to cost segregation, real estate transfer tax analysis related to debt financing and state income tax planning.

(4)	All Other Fees consists of a fee billed for a subscription to an online accounting and tax information service.

The Audit Committee has determined that the nature and level of non-audit related services that Ernst & Young LLP provides to MAA is compatible with maintaining the independence of Ernst & Young LLP.

AUDIT COMMITTEE POLICIES

PRACTICES RELATED TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

SOLE AUTHORITY TO APPOINT OR REPLACE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has the sole authority to appoint or replace the independent registered public accounting firm and is responsible for the compensation and oversight of the work of the independent registered public accounting firm for the purpose of preparing or issuing an audit report or related work, or performing other audit, review or attestation services for MAA. As such, the independent registered public accounting firm reports directly to the Audit Committee.

ANNUAL EVALUATION AND SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee annually evaluates the performance of MAA’s independent registered public accounting firm and audit engagement team and determines whether to reengage the then current firm. Among other items, the Audit Committee takes into account the following factors when making this determination:

▪

The Audit Committee’s determination of prior performance of the independent registered public accounting firm including the quality and efficiency of work performed, and familiarity of MAA’s operations, accounting policies and procedures and internal controls over financial reporting,

▪

Independence considerations including independence controls of the independent registered public accounting firm and the type and quantity of non-audit services provided to MAA, any member of the Board and any NEOs,

▪	Recent Public Company Accounting Oversight Board reports related generally to the independent registered public accounting firm and specifically to audits by members of MAA’s engagement team,

▪

Depth of financial, accounting and industry experience, technical expertise and resources of the independent registered public accounting firm in general and of the members of the audit engagement team specifically,

▪	The quality and candor of the independent registered public accounting firm’s communications with the Audit Committee,

▪	The appropriateness of fees charged by the independent registered public accounting firm, and

▪	The results of the most recent shareholder vote to ratify the appointment of the independent registered public accounting firm.

2020 PROXY STATEMENT	64

OVERSIGHT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

In addition to quarterly written materials submitted to the Audit Committee, representatives of the independent registered public accounting firm meet with the committee, management and the Director of Internal Audit on a quarterly basis. The Audit Committee routinely meets with representatives of the independent registered public accounting firm as well as management and the Director of Internal Audit in separate executive sessions throughout the year. The Chairman of the Audit Committee may also receive or request periodic or ad hoc updates from the independent registered public accounting firm and/or management and the Director of Internal Audit between scheduled meetings, as desired.

PRE-APPROVAL OF ALL AUDITING AND NON-AUDITING SERVICES

The Audit Committee pre-approves all auditing services and permitted non-audit services to be performed by the independent registered public accounting firm. The Audit Committee has delegated the authority to pre-approve such services and fees to the Chairman of the Audit Committee when scheduling a full committee meeting to timely consider a proposed service or fee is not feasible. Any decisions to pre-approve services or fees made solely by the Chairman of the Audit Committee are presented to the full Audit Committee for ratification at its next scheduled meeting. Authority to pre-approve services and fees of the independent registered public accounting firm may not be delegated to any member of management.

ROTATION OF AUDIT ENGAGEMENT TEAM MEMBERS

The Audit Committee ensures that the rotation of the lead audit partner and audit engagement team partners of MAA’s independent registered public accounting firm is done in compliance with NYSE and SEC regulations.

HIRING OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM EMPLOYEES

RESTRICTIONS ON HIRING OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM EMPLOYEES

MAA will not hire an individual who is concurrently an employee of its independent registered public accounting firm, nor will MAA hire an individual in an accounting role or financial reporting oversight role if they remain in a position to influence MAA’s independent registered public accounting firm’s operations or policies.

REQUIRED APPROVAL FOR HIRING PREVIOUS MEMBERS OF AUDIT ENGAGEMENT TEAM

MAA’s Principal Accounting Officer or Chief Financial Officer must approve the hiring of any candidate who served on the independent registered public accounting firm’s audit engagement team for MAA.

COOLING OFF PERIOD BEFORE HIRING PREVIOUS MEMBERS OF AUDIT ENGAGEMENT TEAM

MAA will not hire a former member of the independent registered public accounting firm’s audit engagement team for MAA in an accounting or financial reporting oversight role before a required “cooling-off” period has elapsed.

REPORTING OF HIRING PREVIOUS MEMBERS OF AUDIT ENGAGEMENT TEAM TO AUDIT COMMITTEE

Management discloses all hires of former members of the independent registered public accounting firm’s audit engagement team for accounting or financial reporting oversight roles to the Audit Committee at least quarterly.

OTHER PRACTICES

AUDIT COMMITTEE COMPRISED SOLELY OF INDEPENDENT MEMBERS OF THE BOARD

The Audit Committee is comprised solely of independent members of the Board.

SEC FINANCIAL EXPERT

Both Alan B. Graf, Jr. and Russell R. French serve on the Audit Committee and have been determined by the Audit Committee and the Board to meet the definition of an audit committee financial expert under the applicable SEC rules.

ANONYMOUS WHISTLEBLOWER PLATFORM

The Audit Committee has established a formal Whistleblower Policy with related Procedures which allows for the anonymous submission and addressing of concerns related to accounting, internal accounting controls and auditing matters. The policy and procedures are reviewed annually by the Audit Committee and are publicly provided with other corporate governance materials on MAA’s investor relations website at http://ir.maac.com/Corporate-Governance.

2020 PROXY STATEMENT	65

AUDIT COMMITTEE REPORT

The Audit Committee has the responsibilities and powers set forth in its charter which include the responsibility to assist our Board of Directors in its oversight of our accounting and financial reporting principles and policies and internal audit controls and procedures, the integrity of our financial statements, our compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, the performance of the independent auditor and our internal audit function, and our endeavors to address cybersecurity risks. The Audit Committee is also required to prepare this report to be included in our annual Proxy Statement pursuant to the proxy rules of the SEC.

Management is responsible for the indemnification, assessment and management of cybersecurity risks, the preparation, presentation and integrity of our financial statements and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures to provide for compliance with accounting standards and applicable laws and regulations. The internal auditor is responsible for testing such internal controls and procedures. Our independent registered public accounting firm is responsible for planning and carrying out a proper audit of our annual financial statements, reviews of our quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, as well as other procedures.

The Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2019 with management. In addition, the Audit Committee has discussed with Ernst & Young LLP, our independent registered public accounting firm, the matters required by the applicable requirements of the Public Company Accounting Oversight Board and the Commission, and other matters required by the charter of this committee.

The Audit Committee also has received the written disclosures and the letter from Ernst & Young LLP required by the Public Company Accounting Oversight Board Rule 3526, and has discussed with Ernst & Young LLP their independence from the company and its management.

The Audit Committee has received both management’s and the independent registered public accounting firm’s reports on internal control over financial reporting and has discussed those reports.

The Audit Committee has discussed with management and representatives of the independent registered public accounting firm such other matters and received such assurances from them as they deemed appropriate.

As a result of their review and discussions, the Audit Committee has recommended to the Board of Directors the inclusion of our audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2019, for filing with the SEC.

AUDIT COMMITTEE: Alan B. Graf, Jr., CHAIRMAN Russell R. French W. Reid Sanders Gary Shorb

2020 PROXY STATEMENT	66

SECURITIES OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The number of shares owned and percentage ownership in the following table is based on 114,271,487 shares of common stock outstanding on February 29, 2020. The following table sets forth information as of December 31, 2019, regarding each person known to us to be the beneficial owner of more than five percent of our common stock. The information in the following table is based solely on Schedule 13G filings with the SEC by the respective identified beneficial owners.

	Amount and		Notes on Amounts from Schedule 13G Disclosures
	Nature of		Power to Vote or		Power to Dispose or
Name and Address	Beneficial	Percent	Direct the Vote		Direct the Disposition
of Beneficial Owner	Ownership	of Class	Sole	Shared	Sole	Shared
The Vanguard Group	19,449,048	17.0%	287,998	155,415	19,136,841	312,207
100 Vanguard Blvd.
Malvern, PA 19355

BlackRock, Inc.	12,158,993	10.6%	11,027,940	-	12,158,993	-
55 East 52nd Street
New York, NY 10055

State Street Corporation	7,705,127	6.7%	-	6,447,516	-	7,688,823
State Street Financial Center
One Lincoln Street
Boston, MA 02111

SECURITY OWNERSHIP OF MANAGEMENT

The number of shares owned and percentage ownership in the following table is based on 114,271,487 shares of common stock outstanding on February 29, 2020. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the exercise of stock options that are either immediately exercisable or exercisable within 60 days of February 29, 2020. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

2020 PROXY STATEMENT	67

The following table sets forth the beneficial ownership of our common stock as of February 29, 2020 by (i) each director, (ii) each director nominee, (iii) each executive officer named in the Summary Compensation Table, and (iv) all directors, nominees and executive officers as a group. Unless otherwise indicated, voting power and investment power are exercisable solely by the named person. The address of each officer, director and/or director nominee listed below is 6815 Poplar Avenue, Suite 500, Germantown, Tennessee 38138.

Name of Beneficial Owner	Aggregate Number of Shares Beneficially Owned	Percent of Class	Notes
H. Eric Bolton, Jr. (1)	378,487	(2)

Includes 110,000 shares that Mr. Bolton has the current right to acquire upon redemption of limited partnership units; 8,528 shares attributed to Mr. Bolton in our Employee Stock Ownership Plan; and 5,753 shares owned in a joint account with his wife for which Mr. Bolton has shared voting and investment power.

Albert M. Campbell, III	73,307	(2)

Includes 3,041 shares attributed to Mr. Campbell in our Employee Stock Ownership Plan; 100 shares held by Mr. Campbell through an individual retirement account; and 11,523 shares owned in a joint account with his wife for which Mr. Campbell has shared voting and investment power.

Robert J. DelPriore	43,612	(2)
Russell R. French (1)	24,965	(2)	Includes 7,355 shares held in a deferred compensation account.
Alan B. Graf, Jr. (1)	43,558	(2)	Includes 30,699 shares held in a deferred compensation account.
Thomas L. Grimes, Jr.	72,461	(2)

Includes 3,839 shares attributed to Mr. Grimes in our Employee Stock Ownership Plan; 1,408 shares owned by Mr. Grimes’ spouse in our Employee Stock Ownership Plan; and 2 shares owned by his children for which Mr. Grimes has shared voting and investment power.

Toni Jennings (1)	7,268	(2)
James K. Lowder (1)	241,417	(2)

Includes 233,716 shares that Mr. Lowder has the current right to acquire upon redemption of limited partnership units, as to 4,990 of which Mr. Lowder would have shared voting and investment power (4,990 owned by JKL Investments, LLC); 208,726 of the limited partnership units owned by Mr. Lowder are pledged as collateral on various loans. See page 19.

Thomas H. Lowder (1)	285,463	(2)

Includes 248,654 shares that Mr. Lowder has the current right to acquire upon redemption of limited partnership units, 19,928 of which Mr. Lowder would have shared voting and investment power (19,928 owned by THL Investments, LLC); 2,960 shares held in a deferred compensation account; 25,791 shares held by Mr. Lowder through an individual retirement account; and 357 shares indirectly owned for which Mr. Lowder has shared voting and investment power (357 shares owned by THL Investments, LLC).

Monica McGurk (1)	8,261	(2)	Includes 5,730 shares held in a deferred compensation account.
Claude B. Nielsen (1)	25,042	(2)	Includes 2,111 shares that Mr. Nielsen has the current right to acquire upon redemption of limited partnership units; and 10,813 shares held in a deferred compensation account.
Philip W. Norwood (1)	30,150	(2)	Includes 18,917 shares held in a deferred compensation account.
W. Reid Sanders (1)	147,488	(2)

Includes 107,000 shares that Mr. Sanders has the current right to acquire upon redemption of limited partnership units; 8,448 shares held in a deferred compensation account; 6,000 shares held by Mr. Sanders through an individual retirement account; and 8,400 shares Mr. Sanders holds indirectly and for which he has shared voting and investment power, of which 4,100 shares Mr. Sanders has authority to vote as trustee or through a power-of-attorney and 1,300 shares owned by Mr. Sanders’ spouse.

Gary Shorb (1)	21,635	(2)	Includes 16,839 shares held in a deferred compensation account.
David P. Stockert (1)	127,674	(2)	Includes 6,184 shares held in a deferred compensation account; and 52,712 shares owned by Mr. Stockert’s spouse.
All Directors, Director Nominees and Executive Officers as a group (15 persons)	1,530,788	1.34%

Includes 701,481 shares that may be acquired upon redemption of limited partnership units; 107,945 shares held in deferred compensation accounts; and 16,816 shares held in our Employee Stock Ownership Plan.

(1)	Director nominee.
(2)	Less than 1%.

2020 PROXY STATEMENT	68

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides information regarding shares of MAA common stock which could be issued with respect to compensation plans as of December 31, 2019.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)(1)	(b)(1)	(c)(2)
Equity compensation plans approved by security holders	20,763	$77.82	1,284,915
Equity compensation plans not approved by security holders	None	None	None
Total	20,763	$77.82	1,284,915

(1)	The outstanding options were issued in exchange for options outstanding with Post Properties, Inc. at the time of our merger.

(2)	Represents shares available to be issued under our Second and Amended MAA 2013 Stock Incentive Plan.

GENERAL INFORMATION

MEETING INFORMATION

DATE	TIME	PLACE

Tuesday, May 19, 2020	12:30 p.m. local time

REQUIREMENTS TO ATTEND THE ANNUAL MEETING IN PERSON

To attend the Annual Meeting in person, you must:

1	BE AN ELIGIBLE SHAREHOLDER	2	REGISTER FOR AN ADMISSION TICKET BY MAY 14, 2020	3	BRING THE REQUIRED DOCUMENTATION

Only shareholders (or their proxies or qualified representatives) who are eligible to vote will be allowed to attend the Annual Meeting in person.

Shareholders are eligible to vote if they were a shareholder of record at the close of business on Friday, March 13, 2020.

Guests, media and other individuals will not be allowed to attend.

		To attend the Annual Meeting in person, you will need to register in advance to obtain an admission ticket.		To gain access to the Annual Meeting you will need to have the below documentation with you.
		HAVE YOUR	16-digit Control Number (from your Notice of Internet Availability, Proxy Card or Voter Instruction Form)		ALL ATTENDEES
▪ Admission ticket
▪ Valid picture identification
		GO TO	www.ProxyVote.com
PROXIES AND QUALIFIED REPRESENTATIVES
		LOOK FOR	Register for Meeting (and follow the instructions)	▪ Legal written proxy or authorization letter

		PRINT	Print your admission ticket

If you would like to attend the Annual Meeting in person but do not have access to a computer or printer, you can call the Corporate Secretary’s office at MAA at 901-682-6600 and we will assist you in obtaining an admission ticket.

2020 PROXY STATEMENT	69

QUORUM

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock are represented by shareholders present at the Annual Meeting either in person or by proxy. On March 13, 2020, the record date for the Annual Meeting, there were 114,279,659 shares of common stock outstanding and entitled to vote. Thus, 57,139,830 shares of common stock must be represented by shareholders present either in person or by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy to vote in advance or vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the Chairman of the meeting or a majority of the votes present at the Annual Meeting may adjourn the meeting to another date.

ATTENDANCE OF DIRECTORS

We encourage, but do not require our directors to attend our annual meetings of shareholders. Last year, all of our directors attended.

MATERIALS RELATED TO THE ANNUAL MEETING

The proxy materials for our 2020 annual meeting of shareholders, including the Annual Meeting Notice, Proxy Statement and Annual Report, are being made available at http://materials.ProxyVote.com/59522J or mailed to shareholders on or about April 7, 2020.

ADOPTION OF NOTICE AND ACCESS

In alignment with our ESG initiatives, we adopted the Notice and Access delivery format allowed under the SEC rules. As a result, on or about April 7, 2020, unless directed otherwise by a shareholder, we mailed a Notice of Internet Availability to shareholders entitled to receive notice of the Annual Meeting, which contained instructions on how to access the proxy materials on the Internet. Shareholders who had affirmatively requested electronic delivery of our proxy materials received their Notice of Internet Availability via electronic delivery and shareholders who previously made an election to permanently receive printed copies were mailed a full printed set of materials.

If you received a Notice of Internet Availability by mail or electronic delivery, you will not automatically receive a printed copy of the proxy materials. We believe that using the Notice and Access method of proxy delivery helps us to reduce the printing and postage expenses associated with our annual meetings, provides shareholders with more time to review materials by making them available sooner and reduces our environmental impact by minimizing our paper and ink usage as well as the energy and fuel required to print and deliver bulk materials. We encourage all of our shareholders to not only review the materials online but also sign up for electronic delivery of future notices to further reduce our collective impact on the environment.

Shareholders who prefer to receive a printed copy of materials may request they be mailed to them at no charge by scanning the QR barcode on their Notice of Internet Availability or using any of the methods as outlined below.

REQUEST A PRINTED COPY OF THE PROXY MATERIALS

To request a printed copy of the proxy materials you will need the 16-digit Control Number from your Notice of Internet Availability. Some Beneficial Owners may not be issued a 16-digit Control Number. Those owners should follow the instructions provided on their Voter Instruction Form from their bank or broker.

ONLINE www.ProxyVote.com	BY PHONE 800-579-1639	BY E-MAIL sendmaterial@proxyvote.com To request materials by e-mail, send a blank e-mail with your 16-digit Control Number in the subject line.

ELECTRONIC DELIVERY

We encourage our shareholders to sign up for electronic delivery of proxy materials. Shareholders of record can sign up for electronic delivery of materials while casting their vote online or by accessing their shareholder account with our transfer agent, Broadridge Corporate Issuer Solutions, Inc. Beneficial owners should check with their broker or bank for availability of electronic delivery.

2020 PROXY STATEMENT	70

ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the SEC, including the financial statements, financial statement schedules and all exhibits may be obtained from our website by visiting http://ir.maac.com/SEC-Filings. Information from our website is not incorporated by reference into this Proxy Statement. You can also obtain a copy, free of charge, by writing our Investor Relations Department at MAA, 6815 Poplar Avenue, Suite 500, Germantown, Tennessee 38138 or by calling (866) 576-9689.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single Notice of Internet Availability addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies.

We and some brokers household proxy materials, delivering one copy of proxy materials to multiple shareholders sharing an address, unless contrary instructions have been received from the affected shareholders, and we undertake to deliver promptly upon written or oral request a separate copy of proxy materials to shareholders sharing an address to which a single copy of proxy materials was delivered. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If you did not respond that you did not want to participate in householding, you were deemed to have consented to householding. If at any time you no longer wish to participate in householding and would prefer to receive separate proxy materials, or if you are receiving multiple copies of proxy materials and wish to receive only one, please do one of the following: (i) mark the appropriate box on your proxy card if you hold registered shares or notify your broker if your shares are held in a brokerage account; or (ii) notify us in writing at MAA, 6815 Poplar Avenue, Suite 500, Germantown, Tennessee 38138, Attention:  Corporate Secretary.

We can only household registered shares. If you own registered shares as well as hold shares in a brokerage account, you will continue to receive multiple copies of proxy materials. Similarly, if you own shares in more than one brokerage firm, you can only household the proxy materials you receive within each individual brokerage house.

If you receive more than one Notice of Internet Availability you must follow the instructions on each to ensure that all of your shares are represented and voted.

MATTERS RELATED TO THE 2021 ANNUAL MEETING OF SHAREHOLDERS

SHAREHOLDER PROPOSAL REQUIREMENTS FOR THE 2021 ANNUAL MEETING OF SHAREHOLDERS

Shareholders who wish to submit proposals for inclusion in our proxy materials to be furnished to shareholders in connection with our 2021 Annual Meeting of Shareholders (other than proxy access director nominations) must comply with our bylaws and all applicable requirements of Rule 14a-8 promulgated under the Securities and Exchange Act of 1934, as amended, or the Exchange Act. To be considered timely for inclusion in our proxy materials furnished by us to shareholders, such proposals must be sent to the Nominating and Corporate Governance Committee, Attention: Corporate Secretary, MAA, 6815 Poplar Avenue, Suite 500, Germantown, Tennessee 38138 and be received no later than the close of business on December 8, 2020.

Shareholders may also directly submit proposals at our 2021 Annual Meeting of Shareholders, including proposals to nominate their own persons for election as directors by our shareholders. Our bylaws provide requirements for ownership and certain procedures that a shareholder must follow to make their own nominations of persons for election as directors, or to submit other business, at an annual meeting of shareholders that is not included in our proxy materials. Pursuant to our bylaws, shareholders wishing to submit proposals or director nominations that are not to be included in our proxy materials must give timely notice thereof in writing to our Corporate Secretary that contains all of the information required by our bylaws and prepare their own proxy materials for our shareholders. To be timely for the 2021 Annual Meeting of Shareholders, you must submit such proposals or nominations to our Corporate Secretary, in writing, no later than the close of business on February 18, 2021 and no earlier than the close of business on January 19, 2021.

2020 PROXY STATEMENT	71

We also advise you to review our bylaws, which contain additional requirements about advance notice of shareholder proposals and director nominations, including different notice submission date requirements in the event we do not hold our 2021 Annual Meeting of Shareholders between April 19, 2021 and July 18, 2021. The Chairman of the 2021 Annual Meeting of Shareholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting. In addition, the proxy solicited by the Board for the 2021 Annual Meeting of Shareholders will confer discretionary voting authority with respect to any matter presented by a shareholder at that meeting for which we have not been provided with timely notice. Shareholder proposals must be sent to Attention: Corporate Secretary, MAA, 6815 Poplar Avenue, Suite 500, Germantown, Tennessee 38138.

PROXY ACCESS NOTICE REQUIREMENTS FOR THE 2021 ANNUAL MEETING OF SHAREHOLDERS

Our bylaws require eligible shareholders to give advance notice of any proxy access director nomination. The required notice, which must include the information and documents set forth in our bylaws, must be given no less than 120 days prior to the anniversary of the date of the proxy statement for the prior year’s annual meeting of shareholders. Accordingly, to be timely for the 2021 Annual Meeting of Shareholders, our Corporate Secretary must receive the required notice no later than December 8, 2020. Notice must be sent to Attention: Corporate Secretary, MAA, 6815 Poplar Avenue, Suite 500, Germantown, Tennessee 38138.

We advise you to review our bylaws, which contain additional requirements regarding advance notice of proxy access director nominations, including different notice submission date requirements in the event we do not hold our 2021 Annual Meeting of Shareholders between April 19, 2021 and July 18, 2021. A copy of our bylaws can be found on the SEC website (https://www.sec.gov) as Exhibit 3.2(i) to the Form 8-K which was filed on March 14, 2018.

VOTING INFORMATION

SHAREHOLDERS ENTITLED TO VOTE

Only shareholders of record at the close of business on the record date, March 13, 2020, are entitled to receive notice of the Annual Meeting and to vote the shares that they held on the record date at the Annual Meeting, or any postponement or adjournment of the Annual Meeting. The only class of stock that can be voted at the Annual Meeting is our common stock. Each share of common stock is entitled to one vote on all matters that come before the Annual Meeting. As of the close of business on March 13, 2020, we had 114,279,659 shares of common stock outstanding.

BENEFICIAL OWNERS: SHARES REGISTERED IN THE NAME OF A BROKER OR BANK

If on March 13, 2020 your shares were held in an account at a brokerage firm, bank, dealer or similar organization, then you are the beneficial owner of shares held in “street name” and proxy materials are provided to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account.

MAA EMPLOYEE STOCK OWNERSHIP PLAN

If you had shares in an account under our Employee Stock Ownership Plan on March 13, 2020, you have the right to vote the shares in your account.

SOLICITATION OF PROXIES

MAA is soliciting proxies, and your vote is very important. For this reason, our Board requests that you allow your shares to be represented at the Annual Meeting by the proxies named on your Proxy Card or Voter Instruction Form.

We will bear the entire cost of soliciting proxies. In addition to soliciting proxies through the Notice of Internet Availability, our directors and employees may also solicit proxies in person, by phone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of providing proxy materials to beneficial owners.

2020 PROXY STATEMENT	72

HOW TO VOTE

You may vote by proxy in advance of the Annual Meeting or vote in person at the Annual Meeting by following the below instructions. We encourage you to vote in advance of the Annual Meeting even if you plan to attend.

VOTE IN ADVANCE Vote by proxy in advance of the Annual Meeting by utilizing one of the below methods.
ONLINE www.ProxyVote.com	You will need your 16-digit Control Number which can be found on the Notice of Internet Availability, Proxy Card or Voter Instruction Form. Some Beneficial Owners may not be issued a 16-digit Control Number. Those owners should follow the instructions provided on their Voter Instruction Form from their bank or broker.
BY PHONE 800-690-6903
BY MAIL Properly complete, sign, date and return your Proxy Card or Voter Instruction Form in the postage-paid envelope provided.

VOTE AT THE ANNUAL MEETING Vote in person at the Annual Meeting by meeting the following requirements.
IN PERSON You may vote in person with a valid photo identification and ticket obtained from registering in advance to attend the Annual Meeting.

SPECIAL NOTE FOR BENEFICIAL OWNERS: The Voter Instruction Form you received is not sufficient to vote beneficial shares in person at the Annual Meeting. You must contact your broker or bank and let them know you wish to vote in person at the Annual Meeting. They will provide you with appropriate documentation.

CHANGING YOUR VOTE

If you vote by proxy in advance of the Annual Meeting, you can revoke your proxy at any time before the final vote at the Annual Meeting. Follow the voting instructions to change your vote.

CASTING OF VOTES

If you submit a valid proxy through one of the avenues listed in the How to Vote section of this Proxy Statement, your votes will be cast as you indicate. If you submit a properly executed Proxy Card without marking your voting selections, your shares will be voted per our Board recommendations FOR all director nominees and proposals contained within this Proxy Statement.

If any additional matters are properly presented at the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares as recommended by the Board or, if no recommendation is given, in accordance with his or her best judgment. Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “For”, “Against” and “Abstain” votes.

In the event that a broker, bank, custodian, nominee or other record holder of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter, then those shares will be treated as broker non-votes.

VOTES REQUIRED TO APPROVE PROPOSALS

For each proposal, votes cast FOR the director nominee or proposal must exceed the votes cast AGAINST the director nominee or proposal for the director nominee to be elected or the proposal to be approved.

Neither abstentions nor broker non-votes will have any legal effect on whether the director nominee is elected or the proposal is approved.

2020 PROXY STATEMENT	73

If a director nominee is an incumbent director and fails to receive more FOR votes than AGAINST votes, the director is required to tender his or her resignation to the Nominating and Corporate Governance Committee of the Board for consideration, and the Nominating and Corporate Governance Committee will determine whether it is advisable to accept or reject the resignation and will submit a recommendation to the Board for consideration.

The vote to approve executive compensation is an advisory, non-binding vote, and the Compensation Committee will consider the results of the vote for any immediate action it deems necessary as well as in setting future executive compensation.

Shareholder approval for the appointment of our independent registered public accounting firm is not required. The Board is submitting the selection of Ernst & Young LLP for ratification in order to obtain the views of our shareholders. The Audit Committee will consider a vote against the firm by the shareholders in selecting our independent registered public accounting firm in the future.

VOTING RESULTS

Preliminary voting results will be announced at the Annual Meeting. We will file the final results of the vote on a Current Report on Form 8-K with the SEC within four business days of the Annual Meeting. Once filed, you will be able to access the Current Report on Form 8-K on our website by visiting http://ir.maac.com/SEC-Filings. Information from our website is not incorporated by reference into this Proxy Statement.

QUESTIONS

If you have any questions about the Annual Meeting, these proxy materials or your ownership of our common stock, please contact our Legal Department at 6815 Poplar Avenue, Suite 500, Germantown, Tennessee 38138, or email investor.relations@maac.com or call (901) 682-6600.

NON-GAAP FINANCIAL MEASURES

FFO, a non-GAAP financial measure, represents net income available for MAA common shareholders (computed in accordance with GAAP) excluding extraordinary items, asset impairment and gains or losses on disposition of operating properties, plus net income attributable to noncontrolling interest, depreciation and amortization of real estate assets, and adjustments for joint ventures to reflect FFO on the same basis. Because noncontrolling interest is added back, FFO, when used in this Proxy Statement, represents FFO attributable to MAA.

MAA believes that FFO is helpful in understanding operating performance in that FFO excludes depreciation and amortization of real estate assets. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies.

While MAA's definition of FFO is in accordance with National Association of Real Estate Investment Trust's definition, it may differ from the methodology for calculating FFO utilized by other companies and, accordingly, may not be comparable to such other companies.

FAD is composed of FFO less total capital expenditures, excluding development spending and property acquisitions. As an owner and operator of real estate, MAA considers FAD to be an important measure of performance from core operations because FAD measures the ability to control revenues, expenses and total capital expenditures.

Neither FFO nor FAD should be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance.

2020 PROXY STATEMENT	74

A reconciliation of FFO and FAD to net income available for MAA common shareholders is set forth in the below table.

		Year	Ended	December 31,
	2018	2019
	Dollars	Dollars
	and Shares	and Shares
	in Thousands	Thousands	Dollars per common shares and units as indicated
Net income available for MAA common shareholders	$219,211	$350,123	3.07	Per weighted average common shares - diluted
Depreciation and amortization of real estate assets	484,722	490,632
(Gain) loss on sale of depreciable real estate assets	39	(80,988)
Depreciation and amortization of real estate assets of real estate joint venture	595	618
Net income attributable to noncontrolling interests	8,123	12,807
Funds from operations attributable to MAA, or FFO	712,690	773,192	$6.55	Per FFO weighted average common shares and units - diluted
Embedded derivative - Series I Preferred Stock	2,576	(17,886)	$(0.15)	Per FFO weighted average common shares and units - diluted
2019 AIP plan defined FFO	715,266	755,306	$6.40	2019 AIP plan defined FFO per Share

Weighted average common shares - diluted	113,836	114,113
FFO weighted average common shares and units - diluted	117,948	118,127

Net income available for MAA common shareholders	$219,211	$350,123
Depreciation and amortization of real estate assets	484,722	490,632
(Gain) loss on sale of depreciable real estate assets	39	(80,988)
Depreciation and amortization of real estate assets of real estate joint venture	595	618
Net income attributable to noncontrolling interests	8,123	12,807
Funds from operations attributable to MAA, or FFO	712,690	773,192
Recurring capital expenditures	(71,960)	(72,781)
Redevelopment capital expenditures	(55,148)	(58,199)
Revenue enhancing capital expenditures	(30,910)	(32,871)
Commercial capital expenditures	(8,150)	(7,075)
Other capital expenditures	(31,417)	(19,280)
Funds available for distribution	515,105	582,986
Embedded derivative - Series I Preferred Stock	2,576	(17,886)
2019 LTIP plan defined FAD	$517,681	$565,100

OTHER MATTERS

Our Board of Directors, at the time of the preparation of this Proxy Statement, knows of no business to come before the meeting other than that referred to herein. If any other business should come before the meeting, the person(s) named on the proxy card will have discretionary authority to vote all proxies as recommended by the Board of Directors or, if no recommendation is given, in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Leslie B.C. Wolfgang
Senior Vice President, Chief Ethics and Compliance Officer, and Corporate Secretary

April 7, 2020

2020 PROXY STATEMENT	75

Mid-America Apartment Communities, Inc. MAA 6815 Poplar Avenue Suite 500 Germantown, Tennessee 38138 www.maac.com

MID-AMERICA APARTMENT COMMUNITIES, INC.
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on May 18, 2020 for shares held directly and by 11:59 P.M. Eastern Time on May 14, 2020 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on May 18, 2020 for shares held directly and by 11:59 P.M. Eastern Time on May 14, 2020 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

SHAREHOLDER MEETING REGISTRATION
To vote and/or attend the meeting, go to the "Register for Meeting" link at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D05887-P34269 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MID-AMERICA APARTMENT COMMUNITIES, INC.

The Board of Directors recommends you vote FOR the following proposal:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. H. Eric Bolton, Jr.	☐	☐	☐
1b. Russell R. French	☐	☐	☐
1c. Alan B. Graf, Jr.	☐	☐	☐
1d. Toni Jennings	☐	☐	☐
1e. James K. Lowder	☐	☐	☐
1f. Thomas H. Lowder	☐	☐	☐
1g. Monica McGurk	☐	☐	☐
1h. Claude B. Nielsen	☐	☐	☐
1i. Philip W. Norwood	☐	☐	☐
1j. W. Reid Sanders	☐	☐	☐
1k. Gary Shorb	☐	☐	☐
1l. David P. Stockert	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3:	**For**	**Against**	**Abstain**
2. Advisory (non-binding) vote to approve the compensation of our named executive officers as disclosed in the proxy statement.	☐	☐	☐
3. Ratification of appointment of Ernst & Young LLP as independent registered public accounting firm for fiscal year 2020.	☐	☐	☐

Note: In accordance with their best judgment, the named proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date